                                                      Registration Nos. 33-62061
                                                                        811-7345
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933 [ ]

                           Pre-Effective Amendment No. __               [ ]


                           Post-Effective Amendment No. 11              [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 [ ]


                           Amendment No. 14                             [X]
                              (Check appropriate box or boxes.)


                              NVEST FUNDS TRUST III
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        399 Boylston Street
                       Boston, Massachusetts                02116
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

Registrant's Telephone Number, including Area Code        (617) 578-1132

                             John E. Pelletier, Esq.
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     ---------------------------------------
                     (Name and Address of Agent for Service)
                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective (check appropriate box):
[ ] Immediately upon filing pursuant to paragraph (b)
[X] On May 1, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NVESTFUNDS(SM)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


Nvest
STOCK FUNDS

(graphic omitted]

--------------------------------------------------------------------------------

LARGE-CAP EQUITY

  Nvest Capital Growth Fund
    Westpeak Investment Advisors, L.P.

  Nvest Growth Fund
    Capital Growth Management
      Limited Partnership

  Nvest Growth and Income Fund
    Westpeak Investment Advisors, L.P.

  Nvest Balanced Fund
    Loomis, Sayles & Company, L.P.

ALL-CAP EQUITY

  Nvest Equity Income Fund
    Vaughan, Nelson, Scarborough & McCullough, L.P


INTERNATIONAL EQUITY


  Nvest International Equity Fund
    Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Nvest Funds.

PROSPECTUS
May 1, 2000

WHAT'S INSIDE


                    Goals, Strategies & Risks
[GRAPHIC OMITTED]   Page 1
--------------------------------------------------------------------------------
                    Fund Fees & Expenses
[GRAPHIC OMITTED]   Page 13
--------------------------------------------------------------------------------
                    Management Team
[GRAPHIC OMITTED]   Page 16
--------------------------------------------------------------------------------
                    Fund Services
[GRAPHIC OMITTED]   Page 19
--------------------------------------------------------------------------------
                    Fund Performance
[GRAPHIC OMITTED]   Page 31
--------------------------------------------------------------------------------


Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
www.nvestfunds.com

TABLE OF CONTENTS


--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
Nvest Capital Growth Fund .................................................    1
Nvest Growth Fund .........................................................    3
Nvest Growth and Income Fund ..............................................    5
Nvest Balanced Fund .......................................................    7
Nvest Equity Income Fund ..................................................    9
Nvest International Equity Fund ...........................................   11

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ......................................................   13

--------------------------------------------------------------------------------
MORE ABOUT RISK
--------------------------------------------------------------------------------
More About Risk ...........................................................   15

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Funds' Investment Advisers and Subadvisers .......................   16
Meet the Funds' Portfolio Managers ........................................   17

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Funds ....................................................   19
How Sales Charges Are Calculated ..........................................   20
Ways to Reduce or Eliminate Sales Charges .................................   21
It's Easy to Open an Account ..............................................   22
Buying Shares .............................................................   23
Selling Shares ............................................................   24
Selling Shares in Writing .................................................   25
Exchanging Shares .........................................................   26
Restrictions on Buying, Selling and Exchanging Shares .....................   26
How Fund Shares Are Priced ................................................   27
Dividends and Distributions ...............................................   28
Tax Consequences ..........................................................   28
Compensation to Securities Dealers ........................................   29
Additional Investor Services ..............................................   30

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
Nvest Capital Growth Fund .................................................   31
Nvest Growth Fund .........................................................   32
Nvest Growth and Income Fund ..............................................   33
Nvest Balanced Fund .......................................................   34
Nvest Equity Income Fund ..................................................   35
Nvest International Equity Fund ...........................................   36
Glossary of Terms .........................................................   37


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in a Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

[graphic omitted] Goals, Strategies & Risks                                FUND FOCUS
                  -------------------------                          -----------------------
                  NVEST CAPITAL GROWTH FUND                          Stability Income Growth
                                                                High                    X
ADVISER:    Nvest Funds Management, L.P. ("Nvest Management")       --------- ------ ------
SUBADVISER: Westpeak Investment Advisors, L.P. ("Westpeak")     Mod.    X
MANAGER:    Gerald H. Scriver                                       --------- ------ ------
CATEGORY:   Large-Cap Equity                                    Low              X

                                            TICKER SYMBOL:   CLASS A     CLASS B     CLASS C
                                                             -------     -------     -------
                                                              NEFCX       NECBX       NECGX

INVESTMENT GOAL
The Fund seeks long-term capital growth.

The Fund's investment goal may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in common stock of U.S. large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of large and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

x earnings growth
x potential earnings surprises
x earnings-to-price
x earnings momentum


In selecting investments for the Fund's portfolio, Westpeak employs the following process:

o It starts with the Russell 3000 Growth Index of about 1,800 stocks and generally eliminates stocks of companies below a $600 million market capitalization threshold. This creates an overall universe of about 1,200 stocks, with approximately 90% of its capitalization from the Russell 1000 Growth Index (comprised of large and medium capitalization companies) and 10% from the Russell 2000 Growth Index (comprised of small capitalization companies).


o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.

o All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).


o The fundamental and expectations rank for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.


o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns and characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.


The Fund may:
o Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio."

                                     Goals, Strategies & Risks [graphic omitted]
                                     -------------------------


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Capital Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to February 16, 1998.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (total return)
                         1993                      7.89%
                         1994                     -1.64%
                         1995                     30.76%
                         1996                     17.05%
                         1997                     17.23%
                         1998                     29.08%
                         1999                     24.74%

/\  Highest Quarterly Return: Fourth Quarter 1998, up 24.26%.
\/  Lowest Quarterly Return: Third Quarter 1998, down 11.67%.


The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the Morningstar Large Growth and Lipper Multi-Cap Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Fund previously compared its returns to the broad Lipper category in which the Fund was categorized. In 1999, Lipper Inc. narrowed their existing categories and created additional categories and the Fund falls within the Lipper Multi-Cap Growth Average, one of the newly created categories. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Growth Average and Lipper Multi-Cap Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.



----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)                                                            SINCE CLASS
                                                                        PAST 1 YEAR   PAST 5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------------------------
  Nvest Capital Growth Fund:  Class A (inception 8/3/92)                   17.57%        22.17%        17.58%
      Russell 1000 Growth Index                                            33.16%        32.41%        22.82%
      Morningstar Large Growth Average (calculated from 7/31/92)           38.63%        28.74%        21.78%
      Lipper Multi-Cap Growth  Average (calculated from 7/31/92)           52.30%        28.55%        21.67%

  Nvest Capital Growth Fund:  Class B (inception 9/13/93)                  18.81%        22.41%        17.77%
      Russell 1000 Growth Index                                            33.16%        32.41%        26.48%
      Morningstar Large Growth Average (calculated from 9/30/93)           38.63%        28.74%        23.07%
      Lipper Multi-Cap Growth Average (calculated from 9/30/93)            52.30%        28.55%        21.73%

  Nvest Capital Growth Fund:  Class C (inception 12/30/94)                 22.81%        22.59%        22.58%
      Russell 1000 Growth Index                                            33.16%        32.41%        32.41%
      Morningstar Large Growth Average                                     38.63%        28.74%        29.66%
      Lipper Multi-Cap Growth Average                                      52.30%        28.55%        28.55%
----------------------------------------------------------------------------------------------------------------


     For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                                     FUND FOCUS
                  -------------------------                               -----------------------
                  NVEST GROWTH FUND                                       Stability Income Growth
                                                                     High                    X
ADVISER:   Capital Growth Management Limited Partnership ("CGM")         --------- ------ ------
MANAGER:   G. Kenneth Heebner                                        Mod.
CATEGORY:  Large-Cap Equity                                              --------- ------ ------
                                                                     Low    X         X

                                                   TICKER SYMBOL:   CLASS A    CLASS B    CLASS C
                                                                    -----------------------------
                                                                     NEFGX      NEBGX      NEGCX

INVESTMENT GOAL
The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.


PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in a focused portfolio of equity securities. The Fund will generally invest in common stock of large capitalization companies that CGM expects will grow at a faster rate than the United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.


In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

x well-established with records of above-average growth x promise of maintaining their leadership positions in their industries x likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces


Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:


o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may:

o Invest in foreign securities.

o Invest in other investment companies.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.


INVESTMENTS IN OTHER INVESTMENT COMPANIES: May incur extra costs in addition to its own expenses.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

                                     Goals, Strategies & Risks [graphic omitted]
                                     -------------------------


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Capital Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                  (total return)
                  1990                            5.26%
                  1991                           56.72%
                  1992                           -6.63%
                  1993                           11.29%
                  1994                           -7.05%
                  1995                           38.06%
                  1996                           20.88%
                  1997                           23.54%
                  1998                           33.40%
                  1999                           15.18%

/\  Highest Quarterly Return: Fourth Quarter 1998, up 28.51%
\/  Lowest Quarterly Return: Third Quarter 1998, down 18.07%


The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the Morningstar Large Blend and Lipper Large-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Fund previously compared its returns to the broad Lipper category in which the Fund was categorized. In 1999, Lipper Inc. narrowed their existing categories and created additional categories and the fund falls within Lipper Large-Cap Core Average, one of the newly created categories.You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Blend Average and Lipper Large-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------- *Since
AVERAGE ANNUAL TOTAL RETURNS                                                                          class
  (for the periods ended December 31, 1999)                                                           inception
                                                        PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
  Nvest Growth Fund:  Class A (inception 11/27/68)         8.59%          24.46%          16.88%
      S&P 500                                             21.04%          28.56%          18.21%
      Morningstar Large Blend Average                     19.47%          23.89%          15.71%
      Lipper Large-Cap Core Average                       22.29%          25.53%          16.66%

  Nvest Growth Fund:  Class B (inception 2/28/97)          9.59%          20.72%*
      S&P 500                                             21.04%          26.24%*
      Morningstar Large Blend Average                     19.47%          21.92%*
      Lipper Large-Cap Core Average                       22.29%          24.19%*

  Nvest Growth Fund:  Class C (inception 9/1/98)          13.42%          28.59%*
      S&P 500                                             21.04%          39.83%*
      Morningstar Large Blend Average
        (calculated from 8/31/98)                         19.47%          35.62%*
      Lipper Large-Cap Core Average
        (calculated from 8/31/98)                         22.29%          40.97%*
----------------------------------------------------------------------------------------------------

   For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                                     FUND FOCUS
                  -------------------------                               -----------------------
                  NVEST GROWTH                                            Stability Income Growth
                    AND INCOME FUND                                  High                    X
                                                                         --------- ------ ------
ADVISER:    Nvest Funds Management, L.P. ("Nvest Mangement")         Mod.   X
SUBADVISER: Westpeak Investment Advisors, L.P. ("Westpeak")           --------- ------ ------
MANAGER:    Gerald H. Scriver                                        Low              X
CATEGORY:   Large-Cap Equity
                                                   TICKER SYMBOL:   CLASS A    CLASS B    CLASS C
                                                                    -----------------------------
                                                                     NEFOX      NEGBX      NECOX

INVESTMENT GOAL
The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large and mid-capitalization companies in any industry.


Westpeak constructs a portfolio of recognizable, large and mid-capitalization stocks that exhibit good relative value and reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. At times the portfolio may be biased toward value; at other times toward growth as determined by the characteristics Westpeak favors. The Fund's industry weightings will not vary significantly from the S&P 500.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

x earnings-to-price
x earnings growth
x potential earnings surprises
x book-to-price

In selecting investments for the Fund, Westpeak employs the following process:


o It starts with an initial universe of approximately 2,100 stocks of mainly large capitalization companies and eliminates stocks of companies below a $1.6 billion market capitalization threshold. This creates an overall universe of about 1,000 stocks.


o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry-specific characteristics.

o All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).


o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.


o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.


The desired result is a diversified portfolio of 75 to 150 stocks, with risk characteristics that approximate that of the benchmark, the S&P 500 Index, which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars).


o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during given periods.

FOREIGN SECURITIES: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities."

                                     Goals, Strategies & Risks [graphic omitted]
                                     -------------------------

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Growth and Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-, five- and ten-year (since inception if shorter) periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on May 1, 1995. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to May 1, 1995.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                  (total return)
                  1990                           -4.26%
                  1991                           30.61%
                  1992                            9.28%
                  1993                            7.95%
                  1994                            0.99%
                  1995                           35.11%
                  1996                           17.21%
                  1997                           33.43%
                  1998                           23.93%
                  1999                            9.45%

/\ Highest Quarterly Return:  Fourth Quarter 1998, up 19.13%.
\/ Lowest Quarterly Return: Third Quarter 1990, down 13.59%.


The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the S&P 500, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to the Morningstar Large-Cap Value and Lipper Multi-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Fund previously compared its returns to the broad Lipper category in which the Fund was categorized. In 1999, Lipper Inc. narrowed their existing categories and created additional categories and the Fund falls within Lipper Multi-Cap Core Average, one of the newly created categories. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Value Average and Lipper Multi-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------- *Since
AVERAGE ANNUAL TOTAL RETURNS                                                                          class
  (for the periods ended December 31, 1999)                                                           inception
                                                        PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
  Nvest Growth and Income Fund:  Class A
    (inception 5/6/31)                                     3.16%          21.98%          14.94%
      S&P 500                                             21.04%          28.56%          18.21%
      Morningstar Large-Cap Value Average                  6.59%          19.31%          13.95%
      Lipper Multi-Cap Core Average                       22.50%          23.07%          15.51%

  Nvest Growth and Income Fund:  Class B
    (inception 9/13/93)                                    4.03%          22.40%          17.75%*
      S&P 500                                             21.04%          28.56%          22.96%*
      Morningstar Large-Cap Value Average
        (calculated from 9/30/93)                          6.59%          19.31%          15.60%*
      Lipper Multi-Cap Core Average
        (calculated from 9/30/93)                         22.50%          23.07%          18.29%*

  Nvest Growth and Income Fund:  Class C
    (inception 5/1/95)                                     7.71%          21.42%*
      S&P 500                                             21.04%          27.49%*
      Morningstar Large-Cap Value Average
        (calculated from 4/30/95)                          6.59%          18.24%*
      Lipper Multi-Cap Core Average
        (calculated from 4/30/95)                         22.50%          22.31%*
----------------------------------------------------------------------------------------------------


  For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                                     FUND FOCUS
                  -------------------------                               -----------------------
                  NVEST BALANCED FUND                                     Stability Income Growth
                                                                     High
ADVISER:    Nvest Funds Management, L.P. ("Nvest Mangement")              --------- ------ ------
SUBADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles")         Mod.    X        X       X
MANAGERS:   Equity (Value Component):                                     --------- ------ ------
              Jeff Wardlow and Gregg Watkins                         Low
            Equity (Growth Component):
              Mark Baribeau, Pamela Czekanski,
              Richard Skaggs
            Fixed Income:  John Hyll
CATEGORY:   Large-Cap Equity
                                                   TICKER SYMBOL:   CLASS A    CLASS B    CLASS C
                                                                    -----------------------------
                                                                     NEFBX      NEBBX      NEBCX

INVESTMENT GOAL
The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.


PRINCIPAL INVESTMENT STRATEGIES
The Fund principally invests in common stocks of quality, large to mid-market capitalization companies of any industry and investment grade bonds. Generally, the Fund will invest approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities. Nvest Management allocates capital invested in the Fund's equity securities equally between a growth and a value component. Loomis Sayles uses a flexible approach to seek investments with some of the following characteristics, although not all of the companies selected will have all of these attributes:

EQUITY SECURITIES (growth or value component):
x discounted price compared to its current value for future growth prospects
  (growth/value)
x leading position within industry (growth) x superior earnings growth potential (growth) x below-average price-to-earnings ratios (value) x competitive current and estimated dividend yield (value)


FIXED-INCOME SECURITIES:
x greater yield-to-maturity than appropriate benchmarks x maturities typically between 1 and 30 years x controlled duration variance compared to index

In order to maintain a balanced, flexible portfolio of investments, Loomis Sayles employs the following strategy:

o Depending on Loomis Sayles' view of the economic outlook, the Fund may invest more heavily in either equity or fixed-income securities. However, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% of its assets in fixed-income securities.

o For the value component, it selects stocks from a universe of approximately 1,400 companies. It then uses a proprietary valuation model to rank stocks based on valuation, earnings estimate revisions and quality. Fundamental research is then used to identify what Loomis Sayles believes are the most attractive 60 to 75 stocks for purchase by the Fund.

o For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies. It then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks.

o It selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. It conducts extensive research and credit analysis of over 600 corporate issuers and assigns each a proprietary rating. It combines these ratings with internal policy limitations to select bonds for the Fund.

o Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified. It sells bonds depending on expected credit deterioration or when it identifies other securities with better total returns going forward.

The Fund may also invest in:

o Foreign securities and related currency hedging transactions; Rule 144A securities; Mortgage- and asset-backed securities; Zero-coupon bonds and when-issued securities.

o Money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during given periods. Rule 144A securities may be more illiquid than other equity securities.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

MORTGAGE- AND ASSET-BACKED SECURITIES: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium."

                                     Goals, Strategies & Risks [graphic omitted]
                                     -------------------------

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Balanced Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-, five- and ten-year (since inception if shorter) periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                  (total return)
                  1990                          -10.60%
                  1991                           29.21%
                  1992                           13.93%
                  1993                           14.18%
                  1994                           -2.67%
                  1995                           26.31%
                  1996                           17.12%
                  1997                           17.53%
                  1998                            8.18%
                  1999                           -3.75%

/\ Highest Quarterly Return: First Quarter 1991, up 15.31%.
\/ Lowest Quarterly Return: Third Quarter 1990, down 15.86%.


The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of a blend of the Standard & Poor's Composite Index of 500 stocks ("S&P 500") and the Lehman Government/ Corporate Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman G/C Index. Indices are rebalanced to 65%/35% at the end of each year. They are also compared to the Morningstar Domestic Hybrid and Lipper Balanced Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar, Inc. and Lipper, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Domestic Hybrid Average and Lipper Balanced Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------- *Since
AVERAGE ANNUAL TOTAL RETURNS                                                                          class
  (for the periods ended December 31, 1999)                                                           inception
                                                        PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS

  Nvest Balanced Fund:  Class A
    (inception 11/27/68)                                  -9.26%           11.27%           9.57%
      S&P/Lehman G/C Blend                                12.92%          21.23%          14.51%
      Morningstar Domestic Hybrid Average                  8.77%          15.60%          11.37%
      Lipper Balanced Average                              8.72%          16.24%          11.82%

  Nvest Balanced Fund:  Class B (inception 9/13/93)       -8.75%          11.49%           9.19%*
      S&P/Lehman G/C Blend
        (Lehman calculated from 9/30/93)                  12.92%          21.23%          16.81%*
      Morningstar Domestic Hybrid Average
        (calculated from 9/30/93)                          8.77%          15.60%          11.74%*
      Lipper Balanced Average (calculated from 9/30/93)    8.72%          16.24%          12.69%*

  Nvest Balanced Fund:  Class C (inception 12/30/94)      -5.31%          11.72%          11.71%*
      S&P/Lehman G/C Blend                                12.92%          21.23%          21.23%*
      Morningstar Domestic Hybrid Average                  8.77%          15.60%          15.13%*
      Lipper Balanced Average                              8.72%          16.24%          16.24%*"
----------------------------------------------------------------------------------------------------

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                                     FUND FOCUS
                  -------------------------                               -----------------------
                  NVEST EQUITY INCOME FUND                                Stability Income Growth
                                                                     High
ADVISER:    Nvest Funds Management, L.P. ("Nvest Management")             --------- ------ ------
SUBADVISER: Vaughan, Nelson, Scarborough &                           Mod.   X         X      X
            McCullough, L.P. ("VNSM")                                     --------- ------ ------
MANAGERS:   Margaret M. Buescher and Jean Malo                       Low
CATEGORY:   All-Cap Equity
                                                   TICKER SYMBOL:   CLASS A    CLASS B    CLASS C
                                                                    -----------------------------
                                                                     NEEIX      NEBIX      NECEX

INVESTMENT GOAL
The Fund seeks current income and capital growth.

The Fund's investment goal may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all of its assets in dividend-paying common stock of medium to large capitalization companies. The Fund is designed to offer an income stream, however, the ability of the Fund to pay dividends depends on the assets and expenses of the Fund. VNSM uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

x Higher gross dividend yields compared to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500")
x Higher profitability (return-on-equity) than the market x Strong and growing cash flows and dividends-to-cash flow ratio x Low price-to-sales ratio

In selecting investments for the Fund, VNSM employs the following strategy:

o It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based primarily on its dividend yield over time. It selects companies that VNSM believes are out-of-favor or misunderstood and that may provide a growing stream of dividends.


o VNSM starts with an investment universe of 5,000 securities. VNSM then uses value-driven quantitative screens to seek those companies that generally have a market capitalization in excess of $2 billion and relative dividend yields above their 10-year average. These screens create a research universe of 300 to 400 companies.


o VNSM then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of VNSM. This fundamental analysis focuses on the strength of a company's balance sheet, cash flow growth, dividend coverage and management.

o VNSM will generally sell a stock when its absolute yield falls below 80% of the S&P 500 yield, when its relative yield falls below its 10-year average, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also invest in:

o Convertible and non-convertible preferred stock.

o Convertible and non-convertible investment grade bonds.


o Foreign securities including American Depositary Receipts ("ADRs"), which are foreign investments issued by a U.S. bank.


o Money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).



PRINCIPAL INVESTMENT RISKS

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stock during given periods.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

                                     Goals, Strategies & Risks [graphic omitted]
                                     -------------------------

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Equity Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 1, 1999. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 1, 1999.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.
                  (total return)
                  1996                           26.61%
                  1997                           22.64%
                  1998                            2.67%
                  1999                           -1.94%
/\ Highest Quarterly Return: Second Quarter 1999, up 12.75%.
\/ Lowest Quarterly Return: Third Quarter 1998, down 13.14%.


The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The returns are also compared to the Morningstar Large Value and Lipper Equity Income Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar, Inc. and Lipper, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges you may pay when you buy or redeem the Fund's shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Value Average and Lipper Equity Income Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
  (for the periods ended December 31, 1999)
                                                                      SINCE CLASS A   SINCE CLASS B AND C
                                                       PAST 1 YEAR      INCEPTION          INCEPTION
  Nvest Equity Income Fund:
      Class A (inception 11/28/95)                        -7.61%          10.79%
      Class B (inception 9/15/97)                         -7.51%                            -0.03%
      Class C (inception 9/15/97)                         -3.63%                             1.29%
  Russell 1000 Value Index                                 7.35%          19.84%             12.24%
  Morningstar Large Value Average                          6.59%          16.55%*            8.74%*
  Lipper Equity Income Average                             3.31%          14.41%*            7.06%*
---------------------------------------------------------------------------------------------------------

 * The Russell, Lipper and Morningstar Averages were calculated from November 30, 1995 for Class A Shares and September 30, 1997 for Class B and C Shares.
  For actual past expenses of Class A, B and C shares, see the section entitled, "Fund Fees & Expenses."


[graphic omitted] Goals, Strategies & Risks                                     FUND FOCUS
                  -------------------------                               -----------------------
                  NVEST INTERNATIONAL EQUITY                              Stability Income Growth
                    FUND                                             High                    X
                                                                         --------- ------ ------
ADVISER:    Nvest Funds Management, L.P. ("Nvest Management")        Mod.
SUBADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles")             --------- ------ ------
MANAGERS:   Alexander Muromcew, John Tribolet and Eswar Menon        Low    X         X
CATEGORY:   International Equity
                                                   TICKER SYMBOL:   CLASS A    CLASS B    CLASS C
                                                                    -----------------------------
                                                                     NEFIX      NEIBX      NECIX

INVESTMENT GOAL
The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest primarily in equity securities of companies organized or headquartered outside of the United States. The Fund will hold securities from at least 3 different countries including those within emerging markets. The Fund will focus on securities with large market capitalization but may invest in securities with any size capitalization.


Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.


Loomis Sayles uses a "No-Walls Decision MakingSM" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions; each buy and sell decision is subject to intense scrutiny by the entire team; and the skill and unique perspective of each manager on the team is leveraged.

The Fund may:

o Engage in active and frequent trading of its securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest International Equity Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to February 14, 1997.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                  (total return)
                  1993                           29.39%
                  1994                            8.06%
                  1995                            5.78%
                  1996                            3.27%
                  1997                           -7.56%
                  1998                            6.69%
                  1999                           87.59%

/\ Highest Quarterly Return: Fourth Quarter 1999, up 66.81%
\/ Lowest Quarterly Return: Third Quarter 1998, down 14.56%.


The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to the Morningstar Foreign Stock and Lipper International Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar, Inc. and Lipper, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Foreign Stock Average and Lipper International Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
                                                                                        SINCE CLASS
                                                        PAST 1 YEAR   PAST 5 YEARS       INCEPTION
  Nvest International Equity Fund: Class A
    (inception 5/21/92)                                   76.80%          13.75%          12.97%
      MSCI EAFE                                           26.96%          12.83%          12.42%
      Morningstar Foreign Stock Average
        (calculated from 5/31/92)                         44.31%          15.11%          13.36%
      Lipper International Average
        (calculated from 5/28/92)                         40.88%          15.05%          13.25%

  Nvest International Equity Fund: Class B
    (inception 9/13/93)                                   81.26%          14.08%          12.52%
      MSCI EAFE                                           26.96%          12.83%          11.62%
      Morningstar Foreign Stock Average
        (calculated from 9/30/93)                         44.31%          15.11%          14.08%
      Lipper International Average
        (calculated from 9/30/93)                         40.88%          15.05%          13.46%

  Nvest International Equity Fund: Class C
    (inception 12/30/94)                                  85.23%          14.37%          14.36%
      MSCI EAFE                                           26.96%          12.83%          12.83%
      Morningstar Foreign Stock Average                   44.31%          15.11%          15.92%
      Lipper International Average                        40.88%          15.05%          15.05%
---------------------------------------------------------------------------------------------------


For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Fund Fees & Expenses
                  --------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                 Class A    Class B     Class C

  Maximum sales charge (load) imposed on
     purchases (as a percentage of offering
     price)(1)(2)                                  5.75%     None         None

  Maximum deferred sales charge (load)
    (as a percentage of original purchase
    price or redemption proceeds, as
    applicable)(2)                                  (3)      5.00%        1.00%

  Redemption fees                                  None*     None*        None*


(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charge" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated" within the section entitled "Fund Services."
  * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                     CAPITAL GROWTH FUND                   GROWTH FUND                  GROWTH AND INCOME FUND
                                CLASS A    CLASS B    CLASS C    CLASS A     CLASS B   CLASS C      CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
  Management fees                0.74%      0.74%      0.74%      0.67%       0.67%      0.67%       0.66%       0.66%       0.66%
  Distribution and/or service
    (12b-1) fees                 0.25%      1.00%*     1.00%*     0.25%       1.00%*     1.00%*      0.25%       1.00%*      1.00%*
  Other expenses                 0.40%      0.40%      0.40%      0.20%       0.20%      0.20%       0.30%       0.30%       0.30%
  Total annual fund operating
    expenses                     1.39%      2.14%      2.14%      1.12%       1.87%      1.87%       1.21%       1.96%       1.96%

                                        BALANCED FUND             INTERNATIONAL EQUITY FUND**
                                CLASS A    CLASS B    CLASS C    CLASS A     CLASS B   CLASS C
---------------------------------------------------------------------------------------------
  Management fees                0.73%      0.73%      0.73%      0.90%       0.90%      0.90%
  Distribution and/or service
    (12b-1) fees                 0.25%      1.00%*     1.00%*     0.25%       1.00%*     1.00%*
  Other expenses                 0.35%      0.35%      0.35%      1.11%       1.11%      1.11%
  Total annual fund operating
    expenses                     1.33%      2.08%      2.08%      2.26%       3.01%      3.01%


                                     EQUITY INCOME FUND
                                CLASS A    CLASS B    CLASS C
-------------------------------------------------------------
  Management fees                0.70%      0.70%      0.70%
  Distribution and/or service
    (12b-1) fees                 0.25%      1.00%*     1.00%*
  Other expenses                 1.17%      1.17%      1.17%
  Total annual fund operating
    expenses                     2.12%      2.87%      2.87%
  Fee Waiver and/or expense
    reimbursement                0.62%***   0.62%***   0.62%***
  Net expenses                   1.50%      2.25%      2.25%

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

 ** Expense information in the table has been restated to reflect current fees.


*** Nvest Management has given a binding undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Class A, B and C shares, respectively. This undertaking is in effect until April 30, 2001 and will be reevaluated on an annual basis.

                                          Fund Fees & Expenses [graphic omitted]
                                          --------------------

EXAMPLE

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

o You invest $10,000 in the Fund for the time periods indicated;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                         CAPITAL GROWTH FUND                         GROWTH FUND                      GROWTH AND INCOME FUND
           CLASS A      CLASS B        CLASS C      CLASS A     CLASS B         CLASS C      CLASS A       CLASS B       CLASS C
                      (1)     (2)     (1)     (2)              (1)     (2)     (1)     (2)              (1)     (2)     (1)     (2)
------------------------------------------------------------------------------------------------------------------------------------

  1 year    $  709  $  719  $  219  $  319  $  219  $  683   $  692  $  192  $  292  $  192   $  692  $  701  $  201  $  301  $  201
  3 years   $  992  $  977  $  677  $  677  $  677  $  912   $  893  $  593  $  593  $  593   $  939  $  921  $  621  $  621  $  621
  5 years   $1,296  $1,360  $1,160  $1,160  $1,160  $1,159   $1,219  $1,019  $1,019  $1,109   $1,205  $1,266  $1,066  $1,066  $1,066
  10 years* $2,156  $2,299  $2,299  $2,492  $2,492  $1,865   $2,008  $2,008  $2,206  $2,206   $1,963  $2,106  $2,106  $2,302  $2,302


                    BALANCED FUND                            EQUITY INCOME FUND                   INTERNATIONAL EQUITY FUND
           CLASS A      CLASS B        CLASS C      CLASS A     CLASS B         CLASS C      CLASS A       CLASS B       CLASS C
                      (1)     (2)     (1)     (2)              (1)     (2)     (1)     (2)              (1)     (2)     (1)     (2)
------------------------------------------------------------------------------------------------------------------------------------

  1 year    $  703  $  713  $  213  $  313  $  213  $  720   $  731  $  231  $  331  $  231   $  793  $  809  $  309  $  409  $  309
  3 years   $  975  $  958  $  658  $  658  $  658  $1,150   $1,141  $  841  $  841  $  841   $1,248  $1,243  $  943  $  943  $  943
  5 years   $1,266  $1,329  $1,129  $1,129  $1,129  $1,604   $1,677  $1,477  $1,477  $1,477   $1,727  $1,803  $1,603  $1,603  $1,603
  10 years* $2,092  $2,235  $2,235  $2,429  $2,429  $2,857   $3,002  $3,002  $3,184  $3,184   $3,042  $3,187  $3,187  $3,365  $3,365


(1) Assumes redemption at end of period
(2) Assumes no redemption at end of period
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

MORE ABOUT RISK

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

RISK OF SMALL CAPITALIZATION COMPANIES (Capital Growth and International Equity Funds) These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.

MANAGEMENT RISK (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

CREDIT RISK (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK (All Funds except Capital Growth and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

EMERGING MARKETS RISK (International Equity Fund) The risk associated with developing securities markets of smaller sizes or with short operating histories. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

RISKS OF OPTIONS, FUTURES AND SWAP CONTRACTS (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

LEVERAGE RISK (All Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

INTEREST RATE RISK (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

INFORMATION RISK (All Funds) The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

LIQUIDITY RISK (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to a Fund.

CORRELATION RISK (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK (Balanced and Equity Income Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK (All Funds) The risk that a Fund has valued certain securities at a higher price than it can sell them for.

PREPAYMENT RISK (Balanced and Equity Income Funds) The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities, or real estate investment trusts.

POLITICAL RISK (All Funds) The risk of losses directly attributable to government or political actions.

EURO CONVERSION (All Funds except Capital Growth and Growth and Income Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

                                               Management Team [graphic omitted]
                                               ---------------
                           MEET THE FUNDS' INVESTMENT ADVISERS
                                               AND SUBADVISERS


The Nvest Funds family includes 25 mutual funds with a total of over $8 billion in assets under management as of December 31, 1999. Nvest Funds are distributed through Nvest Funds Distributor, L.P. (the "Distributor"). This Prospectus covers Nvest Stock Funds (the "Funds" or each a "Fund"), which along with the other Nvest Stock Funds, Nvest Bond Funds, Nvest Star Funds, Kobrick Funds and Nvest State Tax-Free Funds, constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."


NVEST FUNDS MANAGEMENT, L.P.


NVEST MANAGEMENT, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each Fund except Growth Fund (for which CGM serves as adviser). Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange (the "Exchange"). Nvest Companies' 18 principal subsidiary or affiliated asset management firms, collectively, had more than $133 billion in assets under management as of December 31, 1999. Nvest Management oversees, evaluates and monitors the subadvisory services provided to each Fund except Growth Fund. It also provides general business management and administration to the Funds. Nvest Management does not determine what investments will be purchased by the Funds. The subadvisers listed below and CGM make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds (except Growth
Fund) in 1999 as a percentage of each Fund's average daily net assets were 0.74% for Capital Growth Fund, 0.66% for Growth and Income Fund, 0.73% for Balanced Fund, 0.64% for International Equity Fund (after reimbursement)and 0.08% for Equity Income Fund (after waiver or reimbursement).


SUBADVISERS


LOOMIS SAYLES, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to BALANCED AND INTERNATIONAL EQUITY Funds. Loomis Sayles is a subsidiary of Nvest Companies. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $67 billion in assets under management as of December 31, 1999. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH (VNSM), located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to EQUITY INCOME FUND. VNSM is a subsidiary of Nvest Companies. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 1999, VNSM had approximately $4.4 billion in assets under management.


WESTPEAK, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to GROWTH AND INCOME Fund and CAPITAL GROWTH Fund. Westpeak is a subsidiary of Nvest Companies. Founded in 1991, Westpeak has approximately $10 billion in assets under management as of December 31, 1999.

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP (ADVISER)


CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to GROWTH FUND since CGM's inception in 1989. It also serves as investment adviser to eight additional mutual funds and various institutional investors. CGM is an affiliate of Nvest Companies and has grown to manage over $8.2 billion in assets as of December 31, 1999. In 1999, Growth Fund paid 0.67% of its average daily net assets to CGM in advisory fees.


SUBADVISORY AGREEMENTS

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes.

PORTFOLIO TRADES

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, Nvest Management, CGM, Loomis Sayles, Westpeak or VNSM. In placing trades, CGM , Loomis Sayles, Westpeak or VNSM will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Fund's Board of Trustees.

[graphic omitted] Management Team
                  ---------------
                  MEET THE FUNDS' PORTFOLIO MANAGERS


GERALD H. SCRIVER
Gerald Scriver has managed GROWTH AND INCOME FUND since May 1995 and CAPITAL GROWTH FUND since February 1998. Mr. Scriver is the President and Chief Executive Officer of Westpeak Investment Advisors which he founded in 1991.
He also manages the Westpeak segment of Nvest Star Value Fund. Mr. Scriver is a graduate of the State University of N.Y. at Buffalo and has over 34 years of investment experience.


G. KENNETH HEEBNER
G. Kenneth Heebner has managed GROWTH FUND since 1976. In 1989, Mr. Heebner co-founded and is currently senior portfolio manager of CGM. He is also a Chartered Financial Analyst. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School, and is a highly regarded 35 year veteran of the investment industry.

JEFFREY W. WARDLOW
Jeffrey Wardlow has co-managed the value component of the equity portion of BALANCED FUND since August 1998. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. He also co-manages the Loomis Sayles segment of Nvest Star Value Fund. Mr. Wardlow, a Chartered Financial Analyst, received both his B.B.A. and his M.B.A. from Michigan State University and has over 17 years of investment experience.

GREGG WATKINS
Gregg Watkins has co-managed the value component the equity portion of BALANCED FUND since August 1998. Mr. Watkins, Vice President of Loomis Sayles, joined the company in 1991. He is also a Chartered Financial Analyst. Mr. Watkins received his B.A. from Yale University and his M.B.A. from Wayne State University and has over 15 years of investment experience.

MARK B. BARIBEAU
Mark B. Baribeau has co-managed the growth component of the equity portion of BALANCED FUND since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, a Chartered Financial Analyst, received a M.A. from University of Maryland, a B.A. from University of Vermont and has 14 years of investment experience.

PAMELA N. CZEKANSKI
Pamela N. Czekanski has co-managed the growth component of the equity portion of BALANCED FUND since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, a Chartered Financial Analyst, received a B.A. from Middlebury College and has 16 years of investment experience.

RICHARD D. SKAGGS
Richard D. Skaggs has co-managed the growth component of the equity portion of BALANCED FUND since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, a Chartered Financial Analyst received a M.S.M. and a B.S. from Oakland University and has 13 years of investment experience.

JOHN HYLL
John Hyll has served the fixed-income portion of BALANCED FUND as co-manager from 1994 until August 1999 and as manager thereafter. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 16 years of investment experience.

MARGARET M. BUESCHER
Margaret M. Buescher has co-managed the EQUITY INCOME FUND since June 1999. Ms. Buescher, Principal of VNSM, joined the company in 1994. She also co-manages the VNSM segment of Star Value Fund. From 1980 to 1994, she was a Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher is also a Chartered Financial Analyst. She received a B.A. from Vanderbilt University and has over 25 years of investment experience.

JEAN MALO
Jean Malo has co-managed the EQUITY INCOME FUND since June 1999. Mr. Malo is Chief Investment Officer and a Principal of VNSM. He also co-manages the VNSM segment of Star Value Fund. Previously, he was a Senior Vice President at Daniel Breen & Co., which was bought by VNSM in 1997. Mr. Malo joined Daniel Breen & Co. in 1989. He is also a Chartered Financial Analyst. Mr. Malo received his M.B.A. from ESSEC in Paris, France and has over 22 years of investment experience.

ALEXANDER MUROMCEW
Alexander Muromcew serves as co-portfolio manager for INTERNATIONAL EQUITY FUND, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University, a B.A. from Dartmouth College and has over 10 years of investment experience.

JOHN TRIBOLET
John Tribolet serves as co-portfolio manager for INTERNATIONAL EQUITY FUND, concentrating on European markets. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University and has over 8 years of investment experience."

ESWAR MENON
Eswar Menon serves as co-portfolio manager for INTERNATIONAL EQUITY FUND, concentrating on emerging markets. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, a B.S. from Indian Institute of Technology, Madras, India and has over 10 years of investment experience.

[graphic omitted] Fund Services
                  -------------
                  INVESTING IN THE FUNDS

CHOOSING A SHARE CLASS
Each Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allow you to choose the class that best meets your needs. Which class you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS B SHARES

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o We will not accept an order for $1 million or more of Class B shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS C SHARES

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than other classes.

o We will not accept an order for $1 million or more of Class C shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.


For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.


CERTIFICATES

Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

                                                 Fund Services [graphic omitted]
                                                 -------------
                              HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                          CLASS A SALES CHARGES
   YOUR INVESTMENT        AS A % OF OFFERING PRICE    AS A % OF YOUR INVESTMENT

  Less than  $ 50,000               5.75%                        6.10%
  $ 50,000 - $ 99,999               4.50%                        4.71%
  $100,000 - $249,999               3.50%                        3.63%
  $250,000 - $499,999               2.50%                        2.56%
  $500,000 - $999,999               2.00%                        2.04%
  $1,000,000 or more*               0.00%                        0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

CLASS B SHARES

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                    CLASS B CONTINGENT DEFERRED SALES CHARGES
          YEAR SINCE PURCHASE              CDSC ON SHARES BEING SOLD
                  1st                             5.00%
                  2nd                             4.00%
                  3rd                             3.00%
                  4th                             3.00%
                  5th                             2.00%
                  6th                             1.00%
               thereafter                         0.00%
--------------------------------------------------------------------------------

CLASS C SHARES

The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Nvest Fund.

                    CLASS C CONTINGENT DEFERRED SALES CHARGES
        YEAR SINCE PURCHASE                     CDSC ON SHARES BEING SOLD
--------------------------------------------------------------------------------
             1st                                          1.00%
          thereafter                                      0.00%
--------------------------------------------------------------------------------

HOW THE CDSC IS APPLIED TO YOUR SHARES

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o is calculated based on the number of shares you are selling;


o is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;


o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:

o increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF A MONEY MARKET FUND

If you exchange shares of a Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

[graphic omitted] Fund Services
                  -------------
                  WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES
REDUCING SALES CHARGES

There are several ways you can lower your sales charge utilizing the chart on the previous page, including:


o LETTER OF INTENT -- allows you to purchase Class A shares of any Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another Nvest Fund.

ELIMINATING SALES CHARGES AND CDSC

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives or other intermediaries;

o Fund trustees and other individuals who are affiliated with any Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);


o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);


o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in the Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any Nvest Fund or Money Market Fund.

REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A shares of the Funds WITHOUT
PAYING A SALES CHARGE to repurchase Class A shares of any Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES

ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class may generally be eliminated in the following cases:

o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

o to make payments through a systematic withdrawal plan; or

o due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or Nvest Funds. Check the Statement of Additional Information for details.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                  IT'S EASY TO OPEN AN ACCOUNT

TO OPEN AN ACCOUNT WITH NVEST FUNDS:

1. Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

--------------------------------------------------------------------------------
                                           MINIMUM TO OPEN AN
                            MINIMUM TO        ACCOUNT USING       MINIMUM FOR
TYPE OF ACCOUNT          OPEN AN ACCOUNT   INVESTMENT BUILDER  EXISTING ACCOUNTS
Any account other than
those listed below            $2,500               $100              $100


Accounts registered under
the Uniform Gifts to
Minors Act or the Uniform
Transfers to Minors Act       $2,500               $100              $100


Individual Retirement
Accounts (IRAs)               $  500               $100              $100

Retirement plans with tax
benefits such as corporate
pension, profit sharing
and Keogh plans               $  250               $100              $100


Payroll Deduction Investment
Programs for SARSEP*, SEP,
SIMPLE IRA, 403(b)(7) and
certain other retirement
plans                         $   25                N/A              $ 25
--------------------------------------------------------------------------------

 * Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully tfollowing the instructions. If you have any questions, please call your financial representative or Nvest Funds at 800-225-5478. For more information on Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.


4. Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT

Buying or selling shares is easy with the services described below:

NVEST FUNDS PERSONAL ACCESS LINE(R)             NVEST FUNDS WEB SITE

       800-225-5478, press 1                     www.nvestfunds.com

You have access to your account 24 hours a day by calling Personal Access Line(R) from a touch-tone telephone or by visiting us online.

By using these customer service options, you may:

    o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

    o review your account balance, recent transactions, Fund prices and recent performance;

    o order duplicate account statements; and

    o obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

[graphic omitted] Fund Services
                  -------------
                  BUYING SHARES

         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for         o Call your investment dealer for
  information.                              information.

BY MAIL
[graphic omitted]
o Make out a check in U.S. dollars for    o Make out a check in U.S. dollars for
  the investment amount, payable to         the investment amount, payable to
  "Nvest Funds." Third party and            "Nvest Funds." Third party and
  "starter" checks will generally           "starter" checks will generally
  not be accepted.                          not be accepted.

o Mail the check with your completed      o Fill out the detachable investment
  application to Nvest Funds, P.O. Box      slip from an account statement. If
  8551, Boston, MA 02266-8551.              no slip is available, include with
                                            the check a letter specifying the
                                            Fund name, your class of shares,
                                            your account number and the
                                            registered account name(s). To make
                                            investing even easier, you can order
                                            more investment slips by calling
                                            800-225-5478.

BY EXCHANGE
[graphic omitted]

o The exchange must be for a minimum      o The exchange must be for a minimum
  of $1,000 or for all of your shares.      of $1,000 or for all of your shares.

o Obtain a current prospectus for the     o Call your investment dealer or Nvest
  Fund into which you are exchanging        Funds at 800-225-5478 or visit
  by calling your investment dealer or      nvestfunds.com to request an
  Nvest Funds at 800-225-5478.              exchange.

o Call your investment dealer or Nvest    o See the section entitled "Exchanging
  Funds to request an exchange.             Shares"

o See the section entitled "Exchanging
  Shares".

BY WIRE
[graphic omitted]
o Call Nvest Funds at 800-225-5478 to     o Visit nvestfunds.com to add shares
  obtain an account number and wire         to your account by wire.
  transfer instructions. Your bank may
  charge you for such a transfer.         o Instruct your bank to transfer funds
                                            to State Street Bank & Trust
                                            Company, ABA# 011000028, DDA#
                                            99011538.

                                          o Specify the Fund name, your class of
                                            shares, your account number and the
                                            registered account name(s). Your
                                            bank may charge you for such a
                                            transfer.


AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
[graphic omitted]
o Indicate on your application that       o Please call Nvest Funds at
  you would like to begin an automatic      800-225-5478 for a Service Options
  investment plan through Investment        Form. A signature guarantee may be
  Builder and the amount of the             required to add this privilege.
  monthly investment ($100 minimum).
                                          o See the section entitled "Additional
o Send a check marked "Void" or a           Investor Services."
  deposit slip from your bank account
  along with your application.


THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]
o Ask your bank or credit union           o Call Nvest Funds at 800-225-5478 or
  whether it is a member of the ACH         visit nvestfunds.com to add shares
  system.                                   to your account through ACH.

o Complete the "Telephone Withdrawal      o If you have not signed up for the
  and Exchange" and "Bank Information"      ACH system, please call Nvest Funds
  sections on your account                  for a Service Options Form. A
  application.                              signature guarantee may be required
                                            to add this privilege.
o Mail your completed application to
  Nvest Funds, P.O. Box 8551, Boston,
  MA 02266-8551.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                SELLING SHARES
TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER

o Call your investment dealer for information.

BY MAIL
[graphic omitted]
o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

o Mail your request to Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551.

o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

BY EXCHANGE
[graphic omitted]

o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.


o Call Nvest Funds or visit nvestfunds.com to request an exchange.


o See the section entitled "Exchanging Shares" for more details.

BY WIRE
[graphic omitted]

o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o Call Nvest Funds at 800-225-5478; visit nvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.


o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]

o Ask your bank or credit union whether it is a member of the ACH system.

o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.

o If you have not signed up for the ACH system on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.


o Call Nvest Funds or visit nvestfunds.com to request a redemption through this system.


o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY SYSTEMATIC WITHDRAWAL PLAN
[graphic omitted]

o Please refer to the section entitled "Additional Investor Services" or call Nvest Funds at 800-225-5478 or your financial representative for information.

o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

BY TELEPHONE
[graphic omitted]

o You may receive your proceeds by mail, by wire or through ACH (see above).

o Call Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

[graphic omitted] Fund Services
                  -------------
                  SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.

The table shows situations in which additional documentation may be necessary. Please call your financial representative or Nvest Funds regarding requirements for other account types.

SELLER (ACCOUNT TYPE)          REQUIREMENTS FOR WRITTEN REQUESTS

INDIVIDUAL, JOINT, SOLE        o The signatures on the letter must include all
PROPRIETORSHIP, UGMA/UTMA        persons authorized to sign, including title, if
(MINOR ACCOUNTS)                 applicable.

                               o Signature guarantee, if applicable (see above).

CORPORATE OR ASSOCIATION       o The signatures on the letter must include all
ACCOUNTS                         persons authorized to sign, including title.

OWNERS OR TRUSTEES OF TRUST    o The signature on the letter must include all
ACCOUNTS                         trustees authorized to sign, including title.

                               o If the names of the trustees are not
                                 registered on the account, please provide a copy of the trust document certified within the past 60 days.

                               o Signature guarantee, if applicable (see above).

JOINT TENANCY WHOSE            o The signatures on the letter must include all
CO-TENANTS ARE DECEASED          surviving tenants of the account.

                               o Copy of the death certificate.

                               o Signature guarantee if proceeds check is
                                 issued to other than the surviving tenants.

POWER OF ATTORNEY (POA)        o The signatures on the letter must include the
                                 attorney-in-fact, indicating such title.

                               o A signature guarantee.

                               o Certified copy of the POA document stating it
                                 is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*

QUALIFIED RETIREMENT BENEFIT   o The signature on the letter must include all
PLANS (EXCEPT NVEST FUNDS        signatures of those authorized to sign,
PROTOTYPE DOCUMENTS)             including title.

                               o Signature guarantee, if applicable (see
                                 above).

EXECUTORS OF ESTATES,          o The signature on the letter must include those
ADMINISTRATORS, GUARDIANS,       authorized to sign, including capacity.
CONSERVATORS
                               o A signature guarantee.

                               o Certified copy of court document where signer
                                 derives authority, e.g.: Letters of
                                 Administration, Conservatorship, Letters
                                 Testamentary.*

INDIVIDUAL RETIREMENT          o Additional documentation and distribution
ACCOUNTS (IRAS)                  forms are required.

* Certification may be made on court documents by the court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                             EXCHANGING SHARES

In general, you may exchange shares of your Fund for shares of the same class of another Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

RESTRICTION                                        SITUATION

The Fund may suspend the right of redemption or    o When the New York Stock
postpone payment for more than 7 days:               Exchange is closed (other
                                                     than a weekend/holiday)

                                                   o During an emergency

                                                   o Any other period permitted
                                                     by the SEC

The Fund reserves the right to suspend account     o With a notice of a dispute
services or refuse transaction requests:             between registered owners

                                                   o With suspicion/evidence of
                                                     a fraudulent act

The Fund may pay the redemption price in whole     o When it is detrimental for
or part by a distribution in kind of readily         a Fund to make cash
marketable securities in lieu of cash or may         payments as determined in
take up to 7 days to pay a redemption request in     the sole discretion of the
order to raise capital:                              adviser or subadviser

The Fund may close your account and send you the    o When the Fund account
proceeds. You will have 60 days after being           falls below a set minimum
notified of the Fund's intention to close your        (currently $1,000 as set
account to increase the account to the set            by the Fund's Board of
minimum. This does not apply to certain qualified     Trustees)
retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share:

The Fund may withhold redemption proceeds until    o When redemptions are made
the check or funds have cleared:                     within 10 calendar days of
                                                     purchase by check or ACH
                                                     of the shares being
                                                     redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Funds recommend that certificates be sent by registered mail.

[graphic omitted] Fund Services
                  -------------
                  HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                            TOTAL MARKET VALUE OF SECURITIES + CASH AND
      NET ASSET VALUE =              OTHER ASSETS - LIABILITIES
                            -------------------------------------------
                                    NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally
  4:00 p.m. Eastern time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 pm, but not later than 8:00 pm

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Fund's Board of Trustees at the close of regular trading on the Exchange.

o OPTIONS -- last sale price, or if not available, last offering price.

o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Fund's Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Fund's Board of Trustees.


The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Fund's Board of Trustees believes accurately reflects fair value.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                   DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. Each Fund's Board of Trustees may adopt a different schedule as long as payments are made at least annually.

--------------------------------------------------------------------------------
                            DIVIDEND PAYMENT SCHEDULE
       ANNUALLY                   SEMI-ANNUALLY              QUARTERLY

    Capital Growth              Growth and Income             Balanced
       Growth                                              Equity Income
International Equity
--------------------------------------------------------------------------------

Depending on your investment goals and priorities, you may choose to:

    o participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

    o receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Nvest Fund.

    o receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.

For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

Each Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.

An exchange of shares for shares of another Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.


You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive. Shareholders of Funds investing in foreign securities should consult their tax advisers about consequences of their investments under foreign laws.

[graphic omitted] Fund Services
                  -------------
                  COMPENSATION TO SECURITIES DEALERS


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                  ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS

Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.


INVESTMENT BUILDER PROGRAM

This is Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Nvest Fund or Money Market Fund, please read its Prospectus carefully.

AUTOMATIC EXCHANGE PLAN

Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other Nvest Funds or Money Market Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

NVEST FUNDS PERSONAL ACCESS LINE(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.


NVEST FUNDS WEB SITE

Visit us at www.nvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.


ELECTRONIC MAIL DELIVERY

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.nvestfunds.com.


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

[graphic omitted] Fund Performance
                  ----------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.


NVEST CAPITAL GROWTH FUND

                                           CLASS A                                                CLASS B
                                    YEAR ENDED DECEMBER 31,                                YEAR ENDED DECEMBER 31,
                       1995       1996       1997       1998       1999       1995       1996       1997       1998       1999
Net Asset Value,
  Beginning of the
  Year               $  15.02   $  18.41   $  19.27   $  19.95   $  20.67   $  14.89   $  18.09   $  18.74   $  19.10   $  19.37
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income (Loss)         (0.11)(b)  (0.14)(c)  (0.18)(c)  (0.13)(c)  (0.13)(c)  (0.16)(b)  (0.28)(c)  (0.32)(c)  (0.27)(c)  (0.27)(c)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments            4.74       3.22       3.43       5.18       5.05       4.60       3.15       3.25       4.87       4.69
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total From Investment
  Operations             4.63       3.08       3.25       5.05       4.92       4.44       2.87       2.93       4.60       4.42
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS
Distributions From
  Net Realized
  Capital Gains         (1.24)     (2.22)     (2.57)     (4.33)     (2.73)     (1.24)     (2.22)     (2.57)     (4.33)     (2.73)
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Distributions     (1.24)     (2.22)     (2.57)     (4.33)     (2.73)     (1.24)     (2.22)     (2.57)     (4.33)     (2.73)
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

Net Asset Value,
  End of the Year    $  18.41   $  19.27   $  19.95   $  20.67   $  22.86   $  18.09   $  18.74   $  19.10   $  19.37   $  21.06
                     ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

TOTAL RETURN (%) (a)     30.7       17.1       17.2       29.0       24.7       29.7       16.2       15.9       28.2       23.8

RATIOS/SUPPLEMENTAL
  DATA
Ratio of Operating
  Expenses to Average
  Net Assets (%)         1.61       1.50       1.45       1.46       1.39       2.36       2.25       2.20       2.21       2.14
Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets (%)        (0.67)     (0.71)     (0.87)     (0.62)     (0.61)     (1.42)     (1.46)     (1.62)     (1.37)     (1.36)
Portfolio Turnover
  Rate (%)                 69         74         48        136        124         69         74         48        136        124
Net Assets, End of
  Year (000)         $123,504   $141,326   $149,734   $175,511   $200,821   $ 26,234   $ 37,439   $ 45,546   $ 57,796   $ 74,774


                                                                              CLASS C
                                                                       YEAR ENDED DECEMBER 31,
                                                          1995       1996       1997       1998       1999
Net Asset Value, Beginning of the Year                  $  14.89   $  18.08   $  18.74   $  19.11   $  19.37
                                                        --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                               (0.09)(b)  (0.28)(c)  (0.34)(c)  (0.27)(c)  (0.27)(c)
Net Realized and Unrealized Gain (Loss) on Investments      4.52       3.16       3.28       4.86       4.69
                                                        --------   --------   --------   --------   --------
Total From Investment Operations                            4.43       2.88       2.94       4.59       4.42
                                                        --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Distributions From Net Realized Capital Gains              (1.24)     (2.22)     (2.57)     (4.33)     (2.73)
                                                        --------   --------   --------   --------   --------
Total Distributions                                        (1.24)     (2.22)     (2.57)     (4.33)     (2.73)
                                                        --------   --------   --------   --------   --------
Net Asset Value, End of the Year                        $  18.08   $  18.74   $  19.11   $  19.37   $  21.06
                                                        ========   ========   ========   ========   ========
TOTAL RETURN (%) (a)                                        29.7       16.2       15.9       28.1       23.8
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets (%)       2.36       2.25       2.20       2.21       2.14
Ratio of Net Investment Income (Loss) to Average
  Net Assets (%)                                           (1.42)     (1.46)     (1.62)     (1.37)     (1.36)
Portfolio Turnover Rate (%)                                   69         74         48        136        124
Net Assets, End of Year (000)                           $    354   $    504   $    979   $  1,609   $  3,110



(a) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss).

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current subadviser assumed that function on February 16, 1998. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST GROWTH FUND

                                                CLASS A                        CLASS B                            CLASS C
                                                                           FEBRUARY 28(A)                 SEPTEMBER 1(A)
                                                                               THROUGH       YEAR ENDED    THROUGH      YEAR ENDED
                                         YEAR ENDED DECEMBER 31,             DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                               1995      1996      1997      1998      1999      1997      1998      1999      1998        1999
Net Asset Value, Beginning of
  the Period                  $ 8.87    $10.55    $11.63    $10.41    $11.36    $12.47    $10.32    $11.15    $11.18     $11.15
                              ------    ------    ------    ------    ------    ------    ------    ------    ------     ------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)    0.05      0.04      0.01      0.08(c)   0.02     (0.07)     0.00(c)  (0.05)     0.00(c)   (0.05)
Net Realized and Unrealized
  Gain (Loss) on Investments    3.30      2.07      2.79      3.00      1.57      1.94      2.95      1.52      2.09       1.52
                              ------    ------    ------    ------    ------    ------    ------    ------    ------     ------
Total From Investment
  Operations                    3.35      2.11      2.80      3.08      1.59      1.87      2.95      1.47      2.09       1.47
                              ------    ------    ------    ------    ------    ------    ------    ------    ------     ------
LESS DISTRIBUTIONS
Distributions From Net
  Investment Income            (0.05)    (0.04)     0.00     (0.10)     0.00      0.00     (0.06)     0.00     (0.06)      0.00
Distributions From Net
  Realized Gain on
  Investments                  (1.62)    (0.99)    (4.02)    (1.32)    (1.95)    (4.02)    (1.32)    (1.95)    (1.32)     (1.95)
Distributions in Excess
  of Realized Gain on
  Investments                   0.00      0.00      0.00     (0.35)     0.00      0.00     (0.35)     0.00     (0.35)      0.00
Distributions from Return
  of Capital                    0.00      0.00      0.00     (0.36)     0.00      0.00     (0.39)     0.00     (0.39)      0.00
                              ------    ------    ------    ------    ------    ------    ------    ------    ------     ------
Total Distributions            (1.67)    (1.03)    (4.02)    (2.13)    (1.95)    (4.02)    (2.12)    (1.95)    (2.12)     (1.95)
                              ------    ------    ------    ------    ------    ------    ------    ------    ------     ------
Net Asset Value, End of the
  Period                      $10.55    $11.63    $10.41    $11.36    $11.00    $10.32    $11.15    $10.67    $11.15     $10.67
                              ======    ======    ======    ======    ======    ======    ======    ======    ======     ======
TOTAL RETURN (b)                38.1      20.9      23.5      33.4      15.2      14.4      32.4      14.4      22.2       14.4
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets (%)     1.20      1.18      1.12      1.12      1.12      1.87(d)   1.87     (1.87)     1.87(d)    1.87
Ratio of Net Investment
  Income to Average Net
  Assets (%)                    0.42      0.33      0.08      0.74      0.23     (0.67)(d) (0.01)    (0.52)    (0.01)(d)  (0.52)
Portfolio Turnover Rate (%)      235       199       214       202       206       214(d)    202       206       202        206
Net Assets, End of Period
  (000,000)                   $1,201    $1,297    $1,460    $1,825    $1,871    $   18    $   75    $  136    $    2     $    9


(a)  Commencement of Operations.

(b) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

(d) Computed on an annualized basis.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST GROWTH AND INCOME FUND


                                             CLASS A                                            CLASS B
                                     YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                        1995       1996       1997       1998       1999       1995       1996       1997       1998       1999
Net Asset Value,
  Beginning of the
  Period              $  12.41   $  14.39   $  13.87   $  15.35   $  16.57   $  12.42   $  14.40   $  13.87   $  15.28   $  16.37
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income (Loss)           0.18       0.13       0.07(d)    0.04       0.08       0.10       0.03      (0.05)(d   (0.05)     (0.04)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments             4.01       2.07       4.40       3.29       1.40       4.01       2.07       4.40       3.24       1.36
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total From
  Investment
  Operations              4.19       2.20       4.47       3.33       1.48       4.11       2.10       4.35       3.19       1.32
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Distributions From
  Net Investment
  Income                 (0.18)     (0.13)     (0.06)     (0.01)     (0.06)     (0.10)     (0.04)     (0.01)      0.00       0.00
Distributions From
  Net Realized
  Capital Gains          (2.03)     (2.59)     (2.93)     (2.10)     (2.66)     (2.03)     (2.59)     (2.93)     (2.10)     (2.66)
Distributions in
  Excess of
  Net Investment
  Income                  0.00       0.00       0.00       0.00       0.00(c)    0.00       0.00       0.00       0.00       0.00(c)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Distributions      (2.21)     (2.72)     (2.99)     (2.11)     (2.72)     (2.13)     (2.63)     (2.94)     (2.10)     (2.66)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of the Period   $  14.39   $  13.87   $  15.35   $  16.57   $  15.33   $  14.40   $  13.87   $  15.28   $  16.37   $  15.03
                      ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN (%)(b)       35.1       17.2       33.4       23.9        9.5       34.3       16.3       32.4       23.1        8.6
RATIOS/SUPPLEMENTAL
  DATA
Ratio of Operating
  Expenses to
  Average Net
  Assets (%)              1.38       1.30       1.25       1.23       1.21       2.11       2.05       2.00       1.98       1.96
Ratio of Net
  Investment Income
  to Average Net
  Assets (%)              1.31       0.92       0.46       0.33       0.48       0.56       0.17      (0.29)     (0.42)     (0.27)
Portfolio Turnover
  Rate (%)                  69        127        103        114        133         69        127        103        114        133
Net Assets, End of
  Period (000)        $150,693   $166,963   $220,912   $304,139   $375,676   $ 29,026   $ 46,856   $ 81,066   $153,369   $216,457

                                                                                 CLASS C
                                                           MAY 1(A)
                                                           THROUGH
                                                           DEC. 31,        YEAR ENDED DECEMBER 31,
                                                             1995       1996       1997       1998       1999
Net Asset Value, Beginning of the Period                   $  13.84   $  14.39   $  13.85   $  15.28   $  16.35
                                                           --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                   0.06       0.04      (0.05)(d   (0.04)     (0.04)
Net Realized and Unrealized Gain (Loss) on Investments         2.58       2.05       4.42       3.21       1.36
                                                           --------   --------   --------   --------   --------
Total From Investment Operations                               2.64       2.09       4.37       3.17       1.32
                                                           --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Distributions From Net Investment Income                      (0.06)     (0.04)     (0.01)      0.00       0.00
Distributions From Net Realized Capital Gains                 (2.03)     (2.59)     (2.93)     (2.10)     (2.66)
Distributions in Excess of Net Investment Income               0.00       0.00       0.00       0.00       0.00(c)
                                                           --------   --------   --------   --------   --------
Total Distributions                                           (2.09)     (2.63)     (2.94)     (2.10)     (2.66)
                                                           --------   --------   --------   --------   --------
Net Asset Value, End of the Period                         $  14.39   $  13.85   $  15.28   $  16.35   $  15.01
                                                           ========   ========   ========   ========   ========
TOTAL RETURN (%)(b)                                            20.2       16.3       32.6       22.9        8.6
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets (%)          2.11(e)    2.05       2.00       1.98       1.96
Ratio of Net Investment Income to Average Net Assets (%)       0.56(e)    0.17      (0.29)     (0.42)     (0.27)
Portfolio Turnover Rate (%)                                      69        127        103        114        133
Net Assets, End of Period (000)                            $  4,707   $  3,912   $  6,735   $ 18,288   $ 26,983


(a) Commencement of Operations.

(b) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

(c) Amount rounds to less than $0.01.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

(e) Computed on an annualized basis.

The Fund's current subadviser assumed that function on May 1, 1995. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST BALANCED FUND
                                             CLASS A                                               CLASS B

                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                        1995       1996       1997       1998       1999       1995       1996       1997       1998       1999
Net Asset Value,
  Beginning of the
  Year                $  11.27   $  13.14   $  13.94   $  14.25   $  13.52   $  11.24   $  13.08   $  13.86   $  14.15   $  13.40
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                                              --------   --------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income                  0.42       0.38       0.33       0.33       0.32       0.34       0.29       0.23       0.21       0.21
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments             2.49       1.76       2.05       0.74      (0.82)      2.46       1.74       2.03       0.74      (0.80)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                                              --------   --------
Total From
  Investment
  Operations              2.91       2.14       2.38       1.07      (0.50)      2.80       2.03       2.26       0.95      (0.59)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                                              --------   --------
LESS DISTRIBUTIONS
Distributions From
  Net Investment
  Income                 (0.40)     (0.39)     (0.33)     (0.32)     (0.32)     (0.32)     (0.30)     (0.23)     (0.22)     (0.22)
Distributions From
  Net Realized
  Capital Gains          (0.64)     (0.95)     (1.74)     (1.48)     (1.01)     (0.64)     (0.95)     (1.74)     (1.48)     (1.01)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                                              --------   --------
Total Distributions      (1.04)     (1.34)     (2.07)     (1.80)     (1.33)     (0.96)     (1.25)     (1.97)     (1.70)     (0.98)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                                              --------   --------
Net Asset Value,
  End of the Year     $  13.14   $  13.94   $  14.25   $  13.52   $  11.69   $  13.08   $  13.86   $  14.15   $  13.40   $  11.58
                      ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
                                                                                                              ========   ========
TOTAL RETURN (%)(a)       26.3       17.1       17.5        8.2       (3.8)      25.3       16.3       16.7        7.3       (4.4)
RATIOS/SUPPLEMENTAL
  DATA
Ratio of Operating
  Expenses to
  Average Net
  Assets (%)              1.36       1.33       1.29       1.30       1.33       2.11       2.08       2.04       2.05       2.08
Ratio of Net
  Investment Income
  to Average Net
  Assets (%)              3.37       2.79       2.25       2.25       2.30       2.62       2.04       1.50       1.50       1.55
Portfolio Turnover
  Rate (%)                  54         70         69         81         61         54         70         69         81         61
Net Assets, End of
  the Year (000)      $196,514   $219,626   $233,421   $222,866   $167,943   $ 40,361   $ 58,367   $ 76,558   $ 84,255   $ 65,942

                                                                                 CLASS C

                                                                          YEAR ENDED DECEMBER 31,
                                                             1995       1996       1997       1998       1999
Net Asset Value, Beginning of the Year                     $  11.24   $  13.05   $  13.82   $  14.10   $  13.35
                                                           --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.35       0.29       0.23       0.21       0.21
Net Realized and Unrealized Gain (Loss) on Investments         2.44       1.73       2.02       0.74      (0.80)
                                                           --------   --------   --------   --------   --------
Total From Investment Operations                               2.79       2.02       2.25       0.95      (0.59)
                                                           --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Distributions From Net Investment Income                      (0.34)     (0.30)     (0.23)     (0.22)     (0.22)
Distributions From Net Realized Capital Gains                 (0.64)     (0.95)     (1.74)     (1.48)     (1.01)
                                                           --------   --------   --------   --------   --------
Total Distributions                                           (0.98)     (1.25)     (1.97)     (1.70)     (1.23)
                                                           --------   --------   --------   --------   --------
Net Asset Value, End of the Year                           $  13.05   $  13.82   $  14.10   $  13.35   $  11.53
                                                           ========   ========   ========   ========   ========
TOTAL RETURN (%)(a)                                            25.2       16.2       16.6        7.3       (4.5)
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets (%)          2.11       2.08       2.04       2.05       2.08
Ratio of Net Investment Income to Average Net Assets (%)       2.62       2.04       1.50       1.50       1.55
Portfolio Turnover Rate (%)                                      54         70         69         81         61
Net Assets, End of the Year (000)                          $    718   $  2,538   $  4,596   $  5,480   $  4,454

(a) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST EQUITY INCOME FUND

                                                                    CLASS A
                                       NOV. 28(a)
                                        THROUGH
                                        DEC. 31,                    YEAR ENDED DECEMBER 31,
                                          1995          1996          1997          1998          1999

Net Asset Value, Beginning of the
  Period                                $  12.50      $  12.86      $  15.15      $  17.59      $  17.62
                                        --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.04          0.31          0.25          0.26(b)       0.17
Net Realized and Unrealized Gains on
  Investments                               0.36          3.11          3.15          0.20(c)      (0.51)
                                        --------      --------      --------      --------      --------
Total From Investment Operations            0.40          3.42          3.40          0.46         (0.34)
                                        --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
Distributions From Net Investment
  Income                                   (0.04)        (0.30)        (0.26)        (0.26)        (0.12)
Distributions From Net Realized
  Capital Gains                             0.00         (0.83)        (0.70)        (0.17)        (0.00)(g)
                                        --------      --------      --------      --------      --------
Total Distributions                        (0.04)        (1.13)        (0.96)        (0.43)        (0.12)
                                        --------      --------      --------      --------      --------
Net Asset Value, End of Period          $  12.86      $  15.15      $  17.59      $  17.62      $  17.16
                                        ========      ========      ========      ========      ========
TOTAL RETURN (%)(d)                          3.2          26.6          22.6           2.7          (1.9)
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses  to
  Average Net Assets (%)(e)                 1.50(f)       1.50          1.50          1.50          1.50
Ratio of Net Investment Income to
  Average Net Assets (%)                    3.58(f)       2.06          1.76          1.48          0.94
Portfolio Turnover Rate (%)                    0            45            33            61            93
Net Assets, End of Period (000)         $  2,064      $  2,613      $ 14,681      $ 17,839      $ 11,291

(a) Commencement of Operations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.

(e) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been (%):
                                            5.97(f)       3.67          3.10          1.92          2.12

(f) Computed on an annualized basis.

(g) Amount is to less than $0.01.

                                                       CLASS B                                   CLASS C
                                       SEPTEMBER 15(a)                         SEPTEMBER 15(a)
                                          THROUGH           YEAR ENDED            THROUGH             YEAR ENDED
                                        DECEMBER 31,        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                           1997          1998          1999          1997          1998          1999

Net Asset Value, Beginning of the
  Period                                 $  17.06      $  17.59      $  17.62      $  17.06      $  17.59      $  17.63
                                         --------      --------      --------      --------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.03          0.13(b)       0.03          0.03          0.13(b)       0.03
Net Realized and Unrealized Gains on
  Investments                                0.60          0.20(c)      (0.50)         0.60          0.21(c)      (0.50)
                                         --------      --------      --------      --------      --------      --------
Total From Investment Operations             0.63          0.33         (0.47)         0.63          0.34         (0.47)
                                         --------      --------      --------      --------      --------      --------

LESS DISTRIBUTIONS
Distributions From Net Investment
  Income                                    (0.04)        (0.13)        (0.05)        (0.04)        (0.13)        (0.05)
Distributions From Net Realized
  Capital Gains                             (0.06)        (0.17)        (0.00)(g)     (0.06)        (0.17)        (0.00)(g)
                                         --------      --------      --------      --------      --------      --------
Total Distributions                         (0.10)        (0.30)        (0.05)        (0.10)        (0.30)        (0.05)
                                         --------      --------      --------      --------      --------      --------

Net Asset Value, End of Period           $  17.59      $  17.62      $  17.10      $  17.59      $  17.63      $  17.11
                                         ========      ========      ========      ========      ========      ========

TOTAL RETURN (%)(d)                           3.7           2.0          (2.7)          3.7           2.0          (2.7)

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses  to
  Average Net Assets (%)(e)                  2.25(f)       2.25          2.25          2.25(f)       2.25          2.25
Ratio of Net Investment Income to
  Average Net Assets (%)                     1.01(f)       0.73          0.19          1.01(f)       0.73          0.19
Portfolio Turnover Rate (%)                    33            61            93            33            61            93
Net Assets, End of Period (000)          $  9,375      $ 16,623      $  9,643      $  1,596      $  2,101      $  1,336

(a) Commencement of Operations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.

(e) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been (%):
                                             3.85(f)       2.67          2.87          3.85(f)       2.67          2.87
(f) Computed on an annualized basis.

(g) Amount is to less than $0.01.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST INTERNATIONAL EQUITY FUND


                                           CLASS A                                                CLASS B

                                    YEAR ENDED DECEMBER 31,                                YEAR ENDED DECEMBER 31,
                       1995       1996       1997       1998       1999       1995       1996       1997       1998       1999
Net Asset Value,
  Beginning of the
  Year               $  15.50   $  16.13   $  16.31   $  14.06   $  14.26   $  15.35   $  15.93   $  16.00   $  13.71   $  13.98
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)                 0.27       0.02(c)    0.09(c)    0.15(c)   (0.03)(c)   0.19      (0.10)(c)  (0.03)(c)   0.04(c)   (0.15)(c)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments            0.63       0.51      (1.25)      0.77      12.31       0.58       0.50      (1.17)      0.75      12.01
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total From Investment
   Operations            0.90       0.53      (1.16)      0.92      12.28       0.77       0.40      (1.20)      0.79      11.86
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Distributions From
  Net Investment
  Income                (0.27)     (0.02)      0.00      (0.23)     (0.02)     (0.19)      0.00       0.00      (0.12)      0.00
Distributions in
  Excess of Net
  Investment Income      0.00       0.00       0.00      (0.21)      0.00       0.00       0.00       0.00      (0.12)      0.00
Distributions From
  Net Realized
  Capital Gains          0.00      (0.33)     (1.05)     (0.19)     (1.13)      0.00      (0.33)     (1.05)     (0.19)     (1.13)
Distributions in
  Excess of Net
  Realized Gains         0.00       0.00      (0.04)     (0.09)      0.00       0.00       0.00      (0.04)     (0.09)      0.00
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Distributions     (0.27)     (0.35)     (1.09)     (0.72)     (1.15)     (0.19)     (0.33)     (1.09)     (0.52)     (1.13)
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
  of the Year        $  16.13   $  16.31   $  14.06   $  14.26   $  25.39   $  15.93   $  16.00   $  13.71   $  13.98   $  24.71
                     ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN (%)(a)       5.8        3.3       (7.6)       6.7       87.6        5.0        2.5       (8.0)       5.8       86.3

RATIOS/SUPPLEMENTAL
  DATA
Ratio of Operating
  Expenses to Average
  Net Assets (%)(b)      1.75       1.75       1.75       1.91       2.00       2.50       2.50       2.50       2.66       2.75
Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets (%)         1.24       0.14       0.62       1.04      (0.15)      0.49      (0.61)     (0.13)      0.29      (0.90)
Portfolio Turnover
  Rate (%)                119         59        154        105        229        119         59        154        105        229
Net Assets, End of
  the Year (000)     $136,848   $109,773   $ 57,845   $ 47,444   $ 67,197   $ 52,895   $ 45,974   $ 25,216   $ 19,797   $ 29,045


(a) A sales charge for Class A shares or a CDSC for Class B and C shares are not reflected in total return calculations.

(b) The ratio of operating expenses to average net assets without giving effect to expense limitations would have been (%):

                                              CLASS A                                                CLASS B
                          ------------------------------------------------       ------------------------------------------------
                          1995       1996       1997       1998       1999       1995       1996       1997       1998       1999
                          1.83       1.79       2.14       2.25       2.26       2.58       2.54       2.89       3.00       3.01

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current subadviser assumed that function on February 14, 1997. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.

                                                                                CLASS C

                                                                        YEAR ENDED DECEMBER 31,
                                                           1995       1996       1997       1998       1999
Net Asset Value, Beginning of the Year                   $  15.35   $  15.96   $  16.03   $  13.74   $  14.02
                                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                 0.19      (0.10)(c)  (0.03)(c)   0.05(c)   (0.15)(c)
Net Realized and Unrealized Gain (Loss) on Investments       0.61       0.50      (1.17)      0.75      12.04
                                                         --------   --------   --------   --------   --------
Total From Investment Operations                             0.80       0.40      (1.20)      0.80      11.89
                                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
Distributions From Net Investment Income                    (0.19)      0.00       0.00      (0.12)      0.00
Distributions in Excess of Net Investment Income             0.00       0.00       0.00      (0.12)      0.00
Distributions From Net Realized Capital Gains                0.00      (0.33)     (1.05)     (0.19)     (1.13)
Distributions in Excess of Net Realized Gains                0.00       0.00      (0.04)     (0.09)      0.00
                                                         --------   --------   --------   --------   --------
Total Distributions                                         (0.19)     (0.33)     (1.09)     (0.52)     (1.13)
                                                         --------   --------   --------   --------   --------
Net Asset Value, End of the Year                         $  15.96   $  16.03   $  13.74   $  14.02   $  24.78
                                                         ========   ========   ========   ========   ========
TOTAL RETURN (%)(a)                                           5.2        2.5       (8.0)       5.9       86.2

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net
  Assets (%)(b)                                              2.50       2.50       2.50       2.66       2.75
Ratio of Net Investment Income (Loss) to Average
  Net Assets (%)                                             0.49      (0.61)     (0.13)      0.29      (0.90)
Portfolio Turnover Rate (%)                                   119         59        154        105        229
Net Assets, End of the Year (000)                        $  1,066   $    850   $    843   $    860   $  1,267

(a) A sales charge for Class A shares or a CDSC for Class B and C shares are not reflected in total return calculations.

(b) The ratio of operating expenses to average net assets without giving effect to expense limitations would have been (%):
                                                                                CLASS C
                                                             ------------------------------------------------
                                                             1995       1996       1997       1998       1999
                                                             2.58       2.54       2.89       3.00       3.01

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current subadviser assumed that function on February 14, 1997. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.


GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.


CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's or Fitch Investor Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P, Baa or higher by Moody's or BBB by Fitch are generally considered investment grade.


DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.

DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.

DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS -- Payments to shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- Rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

MATURITY -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


PRICE-TO-BOOK VALUE RATIO -- Current market price of a stock divided by its book value, or net asset value.


PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation(i.e. earnings-to-price ratio).


QUALITATIVE ANALYSIS -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategy.


RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends by the common stock equity (net worth) average for the accounting period. This tells common shareholders how effectively their money is being employed.


RULE 144A SECURITIES -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.


TARGET PRICE -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

TOTAL RETURN -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     NOTES

                                     NOTES

                  IF YOU WOULD LIKE MORE INFORMATION ABOUT THE
               FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE
                                  UPON REQUEST:


                    ANNUAL AND SEMIANNUAL REPORTS -- Provide
                    additional information about each Fund's
               investments. Each report includes a discussion of
                 the market conditions and investment strategies
               that significantly affected the Fund's performance
                during its last fiscal year. To reduce costs, we
               mail one copy per household. For more copies call
               Nvest Funds Distributor, L.P. at the number below.


                  STATEMENT OF ADDITIONAL INFORMATION (SAI) --
                  Provides more detailed information about the
                  Funds, has been filed with the Securities and
               Exchange Commission and is incorporated into this
                            Prospectus by reference.


                   TO ORDER A FREE COPY OF A FUND'S ANNUAL OR
                   SEMIANNUAL REPORT OR ITS SAI, CONTACT YOUR
                   FINANCIAL REPRESENTATIVE, OR THE FUNDS AT:

                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                             Telephone: 800-225-5478
                          Internet: www.nvestfunds.com

               Your financial representative or Nvest Funds will
                  also be happy to answer your questions or to
                 provide any additional information that you may
                                    require.


               You can review the Funds' reports and SAIs at the
                   Public Reference Room of the Securities and
               Exchange Commission in Washington, D.C. Text-only
                 copies are available free from the Commission's
                            Web site at: www.sec.gov.

                 Copies of these publications are also available
               for a fee and information on the operation of the
                    Public Reference Room may be obtained by
                   electronic request at the following E-mail
                  address: publicinfo@sec.gov, or by writing or
                  calling the Public Reference Room of the SEC,
                           Washington, D.C. 20549-0102
                            Telephone: 1-202-942-8090


                 Nvest Funds Distributor, L.P., and other firms
                selling shares of Nvest Funds are members of the
                National Association of Securities Dealers, Inc.
                 (NASD). As a service to investors, the NASD has
               asked that we inform you of the availability of a
                 brochure on its Public Disclosure Program. The
                  program provides access to information about
                   securities firms and their representatives.
               Investors may obtain a copy by contacting the NASD
                at 800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

                                   NVEST FUNDS
                                   STOCK FUNDS

                            Nvest Capital Growth Fund

                                Nvest Growth Fund

                          Nvest Growth and Income Fund

                               Nvest Balanced Fund

                            Nvest Equity Income Fund

                         Nvest International Equity Fund


                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                                    XS51-0500

NVESTFUNDS(SM)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


Nvest
BULLSEYE FUND
  Jurika & Voyles, L.P.


[Graphic Omitted]



The Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Nvest Funds.


PROSPECTUS
May 1, 2000


WHAT'S INSIDE


                    Goals, Strategies & Risks
[GRAPHIC OMITTED]   Page 1
--------------------------------------------------------------------------------
                    Fund Fees & Expenses
[GRAPHIC OMITTED]   Page 3
--------------------------------------------------------------------------------
                    Management Team
[GRAPHIC OMITTED]   Page 5
--------------------------------------------------------------------------------
                    Fund Services
[GRAPHIC OMITTED]   Page 6
--------------------------------------------------------------------------------
                    Fund Performance
[GRAPHIC OMITTED]   Page 18
--------------------------------------------------------------------------------


Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
www.nvestfunds.com

TABLE OF CONTENTS


--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
Nvest Bullseye Fund .......................................................    1

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ......................................................    3

--------------------------------------------------------------------------------
MORE ABOUT RISK
--------------------------------------------------------------------------------
More About Risk ...........................................................    4

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Fund's Investment Adviser and Subadviser .........................    5
Meet the Fund's Portfolio Manager .........................................    5

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Fund .....................................................    6
How Sales Charges Are Calculated ..........................................    7
Ways to Reduce or Eliminate Sales Charges .................................    8
It's Easy to Open an Account ..............................................    9
Buying Shares .............................................................   10
Selling Shares ............................................................   11
Selling Shares in Writing .................................................   12
Exchanging Shares .........................................................   13
Restrictions on Buying, Selling and Exchanging Shares .....................   13
How Fund Shares Are Priced ................................................   14
Dividends and Distributions ...............................................   15
Tax Consequences ..........................................................   15
Compensation to Securities Dealers ........................................   16
Additional Investor Services ..............................................   17

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
Nvest Bullseye Fund .......................................................   18
Glossary of Terms .........................................................   19


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

[graphic omitted] Goals, Strategies & Risks                                        FUND FOCUS
                  -------------------------                                  -----------------------
                  NVEST BULLSEYE FUND                                        Stability Income Growth
                                                                        High                    X
ADVISER:      Nvest Funds Management, L.P. ("Nvest Management")             --------- ------ ------
SUBADVISER:   Jurika & Voyles, L.P. ("Jurika & Voyles")                 Mod.
MANAGERS:     Nicholas E. Moore                                             --------- ------ ------
CATEGORY:     All-Cap Equity                                            Low     X        X

                                                           TICKER SYMBOL:  CLASS A  CLASS B  CLASS C
                                                                           -------------------------
                                                                            NFBSX    NFBBX    NFBCX


PRINCIPAL INVESTMENT GOAL
The Fund seeks long-term capital growth.


The Fund's investment goal may be changed without shareholder approval.


INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in a non-diversified portfolio of equity securities. The Fund primarily invests in the common stock of 15 to 25 quality companies representing different capitalization levels and industries. Jurika & Voyles believes that the companies that it chooses to invest in are undervalued based upon their current operations and have the potential for future earnings growth.


It uses this "growth at a reasonable price" philosophy to build a portfolio it believes will produce higher long-term returns than the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). It seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

x discounted price compared to intrinsic value x favorable earnings growth potential x competitive advantages x strong financial health x positive cash flow x strong management often with high insider ownership

Jurika & Voyles uses the following strategy to select its investments:


o It combines a bottom-up analysis and a top-down approach in managing the Fund. A bottom-up approach analyzes individual companies on a case-by-case basis. A top down approach analyzes the overall economic factors that may affect a potential investment.

o The firm's analysts comb through the universe of publicly traded companies seeking to identify stocks that meet their growth and value criteria.

o Analysts then perform comprehensive research to understand the dynamics of the company's business model and drivers of profitability to arrive at a narrowed universe.

o The Fund will sell a stock when it becomes overvalued, if a company's fundamentals deteriorate, if its management loses focus or when another company shows greater growth potential at a more advantageous price.


The Fund may:

o Invest in convertible preferred stock and convertible debt securities.


o Hold up to 20% of its assets in American Depositary Receipts ("ADRs"), which are foreign investments issued by a U.S. bank.


o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which may adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than the other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and under perform growth stocks during given periods.

NON-DIVERSIFIED STATUS: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

FOREIGN SECURITIES: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

                                     Goals, Strategies & Risks [graphic omitted]
                                     -------------------------


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Bullseye Fund by showing the Fund's performance for last year and comparing the Fund's performance with a broad measure of market performance and indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for the calendar year since its first year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                 (total return)
                           1999                36.68%


/\ Highest Quarterly Return: Fourth Quarter 1999, up 43.96%
\/ Lowest Quarterly Return: Third Quarter 1998, down 12.49%

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the S&P 500, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns are also compared to the Morningstar Mid Cap Growth and Lipper Multi-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Morningstar , Inc. and Lipper, Inc. The Fund previously compared its returns to the broad Lipper category in which the Fund was categorized. In 1999, Lipper Inc. narrowed their existing categories and created additional categories and the Fund falls within Lipper Multi-Cap Core Average, one of the newly created categories. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Growth Average and Lipper Multi-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)    PAST 1 YEAR   SINCE CLASS INCEPTION
Nvest Bullseye:Fund
      Class A (inception 3/31/98)               28.84%            16.34%
      Class B (inception 3/31/98)               30.71%            17.56%
      Class C (inception 3/31/98)               34.74%            19.53%
      S&P 500                                   21.04%            19.50%
      Morningstar Mid Cap Growth Average         6.72%            -0.96%
      Lipper Multi-Cap Core Average             22.50%            14.08%
--------------------------------------------------------------------------------
For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                     CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)(1)(2)            5.75%    None    None
Maximum deferred sales charge (load)
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)(2)                                         (3)    5.00%   1.00%
Redemption fees                                        None*    None*   None*

(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                          BULLSEYE FUND
                                                  CLASS A    CLASS B     CLASS C
--------------------------------------------------------------------------------
Management fees                                    0.95%      0.95%      0.95%
Distribution and/or service (12b-1) fees           0.25%      1.00%*     1.00%*
Other expenses                                     1.57%      1.57%      1.57%
Total annual fund operating expenses               2.77%      3.52%      3.52%
Fee waiver and/or expense reimbursement**          1.02%      1.02%      1.02%
Net expenses                                       1.75%      2.50%      2.50%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


** Nvest Management has given a binding undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.75%, 2.50% and 2.50% of its average daily net assets for Class A, B and C shares, respectively. This undertaking is in effect until April 30, 2001 and will be reevaluated on an annual basis.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o You invest $10,000 in the Fund for the time periods indicated;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                         BULLSEYE FUND
                          CLASS A           CLASS B                CLASS C
                                        (1)         (2)        (1)         (2)
--------------------------------------------------------------------------------
1 year                    $  744      $  756      $  256      $  356      $  256
3 years                   $1,302      $1,301      $1.001      $1,001      $1,001
5 years                   $1,885      $1,966      $1,766      $1,766      $1,766
10 years*                 $3,456      $3,602      $3,602      $3,774      $3,774

(1) Assumes redemption at end of period
(2) Assumes no redemption at end of period
* Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

                                                                 MORE ABOUT RISK

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Fund may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

RISK OF SMALL CAPITALIZATION COMPANIES These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.

MANAGEMENT RISK The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

RISKS OF OPTIONS, FUTURES AND SWAP CONTRACTS These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

LEVERAGE RISK The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

INFORMATION RISK The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to the Fund.

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK The risk that the Fund has valued certain securities at a higher price than it can sell them for.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities, or real estate investment trusts.

POLITICAL RISK The risk of losses directly attributable to government or political actions.

EURO CONVERSION Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by the Fund.

[graphic omitted] Management Team
                  ---------------
                  MEET THE FUND'S INVESTMENT ADVISER
                  AND SUBADVISER


The Nvest Funds family includes 25 mutual funds with a total of over $8 billion in assets under management as of December 31, 1999. Nvest Funds are distributed through Nvest Funds Distributors, L.P. (the "Distributor"). This Prospectus covers Nvest Bullseye Fund (the "Fund"), which along with the other Nvest Stock Funds, Nvest Bond Funds, Nvest Star Funds, Kobrick Funds and Nvest State Tax-Free Funds, constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."


NVEST FUNDS MANAGEMENT, L.P.


Nvest Management, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange (the "Exchange"). Nvest Companies' 18 principal subsidiary or affiliated asset management firms, collectively, had more than $133 billion in assets under management as of December 31, 1999. Nvest Management oversees, evaluates and monitors the subadvisory services provided to the Fund. It also provides general business management and administration to the Fund. Nvest Management does not determine what investments will be purchased by the Fund. Jurika & Voyles makes the Fund's investment decisions.

The combined advisory and subadvisory fees paid by the Fund in 1999 as a percentage of the Fund's average daily net assets was 0.00% (after waiver or reimbursement.)

SUBADVISER

Jurika & Voyles, located at Lake Merritt Plaza, 1999 Harrison, Suite 700, Oakland, California 94612, serves as subadviser to the Fund. Jurika & Voyles, founded in 1983, has discretionary management authority with respect to over $3 billion of assets as of December 31, 1999 for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles is a subsidiary of Nvest Companies. The combined advisory and subadvisory fees paid by the Fund in 1999 as a percentage of the Fund's average daily net assets was 0.00% (after waiver or reimbursement.)


SUBADVISORY AGREEMENTS

The Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes.

PORTFOLIO TRADES

In placing portfolio trades, Nvest Management or Jurika & Voyles may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, Nvest Management or Jurika & Voyles. In placing trades, Jurika & Voyles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Fund's Board of Trustees.

MEET THE FUND'S PORTFOLIO MANAGER

NICHOLAS E. MOORE
Nicholas Moore has managed Bullseye Fund since March 2000. Mr. Moore, Vice President, Principal and Analyst, Equity Research of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was a Vice President and Portfolio Manager at Orbitex Management. He was formerly with the Franklin Templeton Group. Mr. Moore has a B.A. from Menlo College in California and 14 years of investment experience.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                 INVESTING IN THE FUND

CHOOSING A SHARE CLASS

The Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allow you to choose the class that best meets your needs. Which class you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS B SHARES

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o We will not accept an order for $1 million or more of Class B shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS C SHARES

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than other classes.

o We will not accept an order for $1 million or more of Class C shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.


For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.


CERTIFICATES

Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

[graphic omitted] Fund Services
                  -------------
                  HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                           CLASS A SALES CHARGES
   YOUR INVESTMENT     AS A % OF OFFERING PRICE      AS A % OF YOUR INVESTMENT
Less than   $ 50,000             5.75%                         6.10%
$ 50,000 -  $ 99,999             4.50%                         4.71%
$100,000 -  $249,999             3.50%                         3.63%
$250,000 -  $499,999             2.50%                         2.56%
$500,000 -  $999,999             2.00%                         2.04%
$1,000,000 or more*              0.00%                         0.00%
--------------------------------------------------------------------------------
* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

CLASS B SHARES

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                  CLASS B CONTINGENT DEFERRED SALES CHARGES
         YEAR SINCE PURCHASE                CDSC ON SHARES BEING SOLD
                 1st                                 5.00%
                 2nd                                 4.00%
                 3rd                                 3.00%
                 4th                                 3.00%
                 5th                                 2.00%
                 6th                                 1.00%
              thereafter                             0.00%
--------------------------------------------------------------------------------

CLASS C SHARES

The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Nvest Fund.

--------------------------------------------------------------------------------
                  CLASS C CONTINGENT DEFERRED SALES CHARGES
         YEAR SINCE PURCHASE                CDSC ON SHARES BEING SOLD
                 1st                                  1.00%
              thereafter                              0.00%
--------------------------------------------------------------------------------

HOW THE CDSC IS APPLIED TO YOUR SHARES

The CDSC is a sales charge you pay when you redeem certain Fund shares.
The CDSC:

o is calculated based on the number of shares you are selling;


o is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;


o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:

o increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF A MONEY MARKET FUND

If you exchange shares of the Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

                                                 Fund Services [graphic omitted]
                                                 -------------
                     WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES

REDUCING SALES CHARGES


There are several ways you can lower your sales charge utilizing the chart on the previous page, including:


o LETTER OF INTENT -- allows you to purchase Class A shares of any Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

  These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another Nvest Fund.

ELIMINATING SALES CHARGES AND CDSC

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:


o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives or other intermediaries;

o Fund trustees and other individuals who are affiliated with any Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);


o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);


o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in the Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any Nvest Fund or Money Market Fund.

REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A shares of the Fund WITHOUT PAYING A SALES CHARGE to repurchase Class A shares of any Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES

ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class may generally be eliminated in the following cases:

o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

o to make payments through a systematic withdrawal plan; or

o due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or Nvest Funds. Check the Statement of Additional Information for details.

[graphic omitted] Fund Services
                  -------------
                  IT'S EASY TO OPEN AN ACCOUNT

TO OPEN AN ACCOUNT WITH NVEST FUNDS:

1. Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         MINIMUM TO OPEN AN
                                                                        MINIMUM TO          ACCOUNT USING         MINIMUM FOR
  TYPE OF ACCOUNT                                                    OPEN AN ACCOUNT     INVESTMENT BUILDER    EXISTING ACCOUNTS
Any account other than those
listed below                                                              $2,500               $  100               $  100


Accounts registered under the Uniform
Gifts to Minors Act or the Uniform                                        $2,500               $  100               $  100
Transfers to Minors Act


Individual Retirement Accounts (IRAs)                                     $  500               $  100               $  100

Retirement plans with tax benefits such
as corporate pension, profit sharing                                      $  250               $  100               $  100
and Keogh plans


Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                             $   25                  N/A               $   25
403(b)(7) and certain other retirement plans
--------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.


3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Nvest Funds at 800-225-5478. For more information on Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

 Nvest Funds Personal Access Line(R)              Nvest Funds Web site

          800-225-5478, press 1                    www.nvestfunds.com

You have access to your account 24 hours a day by calling Personal Access Line(R) from a touch-tone telephone or by visiting us online.

By using these customer service options, you may:

    o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

    o review your account balance, recent transactions, Fund prices and recent performance;

    o order duplicate account statements; and

    o obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                 BUYING SHARES

         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for         o Call your investment dealer for
  information.                              information.

BY MAIL
[graphic omitted]
o Make out a check in U.S. dollars for    o Make out a check in U.S. dollars for
  the investment amount, payable to         the investment amount, payable to
  "Nvest Funds." Third party and            "Nvest Funds." Third party and
  "starter" checks will generally           "starter" checks will generally
  not be accepted.                          not be accepted.

o Mail the check with your completed      o Fill out the detachable investment
  application to Nvest Funds, P.O. Box      slip from an account statement. If
  8551, Boston, MA 02266-8551.              no slip is available, include with
                                            the check a letter specifying the
                                            Fund name, your class of shares,
                                            your account number and the
                                            registered account name(s). To make
                                            investing even easier, you can order
                                            more investment slips by calling
                                            800-225-5478.

BY EXCHANGE
[graphic omitted]
o The exchange must be for a minimum      o The exchange must be for a minimum
  of $1,000 or for all of your shares.      of $1,000 or for all of your shares.


o Obtain a current prospectus for the     o Call your investment dealer or Nvest
  Fund into which you are exchanging        Funds at 800-225-5478 or visit
  by calling your investment dealer or      nvestfunds.com to request an
  Nvest Funds at 800-225-5478.              exchange.

o Call your investment dealer or Nvest    o See the section entitled "Exchanging
  Funds to request an exchange.             Shares".


o See the section entitled "Exchanging
  Shares".



BY WIRE                                   o Instruct your bank to transfer funds
[graphic omitted]                           to State Street Bank & Trust
o Call Nvest Funds at 800-225-5478 to       Company, ABA# 011000028, DDA#
  obtain an account number and wire         99011538.
  transfer instructions. Your bank may
  charge you for such a transfer.         o Specify the Fund name, your class of
                                            shares, your account number and the
                                            registered account name(s). Your
                                            bank may charge you for such a
                                            transfer.

AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
[graphic omitted]

o Indicate on your application that       o Visit nvestfunds.com to add shares
  you would like to begin an automatic      to your account by wire.
  investment plan through Investment
  Builder and the amount of the           o Please call Nvest Funds at
  monthly investment ($100 minimum).        800-225-5478 for a Service Options
                                            Form. A signature guarantee may be
o Send a check marked "Void" or a           required to add this privilege.
  deposit slip from your bank account
  along with your application.            o See the section entitled "Additional
                                            Investor Services."


THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]

o Ask your bank or credit union           o Call Nvest Funds at 800-225-5478 or
  whether it is a member of the ACH         visit nvestfunds.com to add shares
  system.                                   to your account through ACH.


o Complete the "Telephone Withdrawal      o If you have not signed up for the
  and Exchange" and "Bank Information"      ACH system, please call Nvest Funds
  sections on your account application.     for a Service Options Form. A
                                            signature guarantee may be required
                                            to add this privilege.
o Mail your completed application to
  Nvest Funds, P.O. Box 8551, Boston,
  MA 02266-8551.

[graphic omitted] Fund Services
                  -------------
                  SELLING SHARES
                                  TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER

o Call your investment dealer for information.

BY MAIL
[graphic omitted]

o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

o Mail your request to Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551.

o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

BY EXCHANGE
[graphic omitted]

o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.


o Call Nvest Funds or visit nvestfunds.com to request an exchange.


o See the section entitled "Exchanging Shares" for more details.

BY WIRE
[graphic omitted]

o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.

o Call Nvest Funds at 800-225-5478; visit nvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]

o Ask your bank or credit union whether it is a member of the ACH system.

o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.

o If you have not signed up for the ACH system on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.


o Call Nvest Funds or visit nvestfunds.com to request a redemption through this system.


o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY SYSTEMATIC WITHDRAWAL PLAN
[graphic omitted]

o Please refer to the section entitled "Additional Investor Services" or call Nvest Funds at 800-225-5478 or your financial representative for information.

o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

BY TELEPHONE
[graphic omitted]

o You may receive your proceeds by mail, by wire or through ACH (see above).

o Call Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                     SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.

The table shows situations in which additional documentation may be necessary. Please call your financial representative or Nvest Funds regarding requirements for other account types.

SELLER (ACCOUNT TYPE)          REQUIREMENTS FOR WRITTEN REQUESTS

INDIVIDUAL, JOINT, SOLE        o The signatures on the letter must include all
PROPRIETORSHIP, UGMA/UTMA        persons authorized to sign, including title, if
(MINOR ACCOUNTS)                 applicable.

                               o Signature guarantee, if applicable (see above).

CORPORATE OR ASSOCIATION       o The signatures on the letter must include all
ACCOUNTS                         persons authorized to sign, including title.

OWNERS OR TRUSTEES OF TRUST    o The signature on the letter must include all
ACCOUNTS                         trustees authorized to sign, including title.

                               o If the names of the trustees are not registered
                                 on the account, please provide a copy of the trust document certified within the past 60 days.

                               o Signature guarantee, if applicable (see above).

JOINT TENANCY WHOSE            o The signatures on the letter must include all
CO-TENANTS ARE DECEASED          surviving tenants of the account.

                               o Copy of the death certificate.

                               o Signature guarantee if proceeds check is issued
                                 to other than the surviving tenants.

POWER OF ATTORNEY (POA)        o The signatures on the letter must include the
                                 attorney-in-fact, indicating such title.

                               o A signature guarantee.

                               o Certified copy of the POA document stating it
                                 is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*

QUALIFIED RETIREMENT BENEFIT   o The signature on the letter must include all
PLANS (EXCEPT NVEST FUNDS        signatures of those authorized to sign,
PROTOTYPE DOCUMENTS)             including title.

                               o Signature guarantee, if applicable (see above).

EXECUTORS OF ESTATES,          o The signature on the letter must include those
ADMINISTRATORS, GUARDIANS,       authorized to sign, including capacity.
CONSERVATORS
                               o A signature guarantee.

                               o Certified copy of court document where signer
                                 derives authority, e.g.: Letters of
                                 Administration, Conservatorship, Letters
                                 Testamentary.*

INDIVIDUAL RETIREMENT          o Additional documentation and distribution forms
ACCOUNTS (IRAs)                  are required.


* Certification may be made on court documents by the court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

[graphic omitted] Fund Services
                  -------------
                  EXCHANGING SHARES

In general, you may exchange shares of your Fund for shares of the same class of another Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS

Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.


SELLING RESTRICTIONS

The table below describes restrictions placed on selling shares of the Fund:

RESTRICTION                                        SITUATION

The Fund may suspend the right of redemption or    o When the New York Stock
postpone payment for more than 7 days:               Exchange is closed (other
                                                     than a weekend/holiday)

                                                   o During an emergency

                                                   o Any other period permitted
                                                     by the SEC

The Fund reserves the right to suspend account     o With a notice of a dispute
services or refuse transaction requests:             between registered owners

                                                   o With suspicion/evidence of
                                                     a fraudulent act

The Fund may pay the redemption price in whole     o When it is detrimental for
or part by a distribution in kind of readily         a Fund to make cash
marketable securities in lieu of cash or may         payments as determined in
take up to 7 days to pay a redemption request in     the sole discretion of the
order to raise capital:                              adviser or subadviser

The Fund may close your account and send you the    o When the Fund account
proceeds. You will have 60 days after being           falls below a set minimum
notified of the Fund's intention to close your        (currently $1,000 as set
account to increase the account to the set            by the Fund's Board of
minimum. This does not apply to certain qualified     Trustees)
retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share:

The Fund may withhold redemption proceeds until    o When redemptions are made
the check or funds have cleared:                     within 10 calendar days of
                                                     purchase by check or ACH
                                                     of the shares being
                                                     redeemed


Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Fund recommends that certificates be sent by registered mail.

                                                Fund Services [graphics omitted]
                                                -------------
                                   HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                               TOTAL MARKET VALUE OF SECURITIES + CASH AND
      NET ASSET VALUE =              OTHER ASSETS - LIABILITES
                            -------------------------------------------
                                    NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally
  4:00 p.m. Eastern time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 pm, but not later than 8:00 pm.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Fund's Board of Trustees at the close of regular trading on the Exchange.

o OPTIONS -- last sale price, or if not available, last offering price.

o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Fund's Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Fund's Board of Trustees.


The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Fund's Board of Trustees believes accurately reflects fair value.

[graphic omitted] Fund Services
                  -------------
                  DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund expects to distribute dividends annually. The Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Fund's Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Depending on your investment goals and priorities, you may choose to:


    o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

    o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Nvest Fund.

    o Receive all distributions in cash.


Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.

For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

The Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.

An exchange of shares for shares of another Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of the Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.


You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive and about consequences of your investments under foreign law.

                                                 Fund Services [graphic omitted]
                                                 -------------
                            COMPENSATION TO SECURITIES DEALERS

As part of their business strategies, the Fund pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

[graphic omitted] Fund Services
                  -------------
                  ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS

Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.


INVESTMENT BUILDER PROGRAM

This is Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Nvest Fund or Money Market Fund, please read its Prospectus carefully.

AUTOMATIC EXCHANGE PLAN

Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other Nvest Funds or Money Market Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

NVEST FUNDS PERSONAL ACCESS LINE(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NVEST FUNDS WEB SITE

Visit us at www.nvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.


ELECTRONIC MAIL DELIVERY

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.nvestfunds.com.


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

17



[graphic omitted] Fund Performance


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.


NVEST BULLSEYE FUND


                                               CLASS A                         CLASS B                         CLASS C
                                     ---------------------------     ---------------------------    ------------------------------
                                      March 31(a)                     March 31(a)                   March 31(a)
                                       through        Year Ended       through        Year Ended       through       Year Ended
                                     December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                         1998            1999            1998           1999           1998              1999
Net Asset Value, Beginning of
  Period                                $12.50          $12.65          $12.50          $12.60          $12.50          $12.59
                                        ------          ------          ------          ------          ------          ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss) (b)
                                         (0.02)          (0.09)          (0.08)          (0.19)          (0.08)          (0.18)
Net Realized and Unrealized Gain
   (Loss) on Investments                  0.17            4.73            0.18            4.69            0.17            4.68
                                        ------          ------          ------          ------          ------          ------
Total From Investment Operations          0.15            4.64            0.10            4.50            0.09            4.50
                                        ------          ------          ------          ------          ------          ------
Net Asset Value, End of Period          $12.65          $17.29          $12.60          $17.10          $12.59          $17.09
                                        ======          ======          ======          ======          ======          ======
TOTAL RETURN (%)(c)                        1.2            36.7             0.8            35.7             0.7            35.7
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)(d)             1.75(e)         1.75(e)         2.50(e)         2.50            2.50(e)         2.50
Ratio of Net Investment Income
 (Loss) to Average Net Assets (%)        (0.28)(e)       (0.71)          (1.03)(e)       (1.45)          (1.03)(e)       (1.45)
Portfolio Turnover Rate (%)                 68             138              68             138              68             138
Net Assets, End of the Period (000)     $9,653         $10,549          $8,618          $9,774          $2,987          $2,218

(a) Commencement of Operations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the period.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B and Class C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the expense limitation would have been (%):

                                                Class A                         Class B                         Class C
                                          --------------------            --------------------            --------------------
                                          3.14(e)         2.77            3.89(e)         3.52            3.89(e)         3.52
(e) Computed on an annualized basis.

GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS -- Payments to the Fund's shareholders of profits earned from selling securities in the Fund's portfolio. Capital gain distributions are usually paid once a year.


CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's or Fitch Investor Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P, Baa or higher by Moody's or BBB by Fitch are generally considered investment grade.


DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.

DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.

DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS -- Payments to shareholders resulting from the net interest or dividend income earned by the Fund's portfolio.

INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- Rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

MATURITY -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of the Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing the Fund's total net assets by the number of shares outstanding.


PRICE-TO-BOOK VALUE RATIO -- Current market price of a stock divided by its book value, or net asset value.

PRICE-TO-EARNINGS VALUE RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

QUALITATIVE ANALYSIS -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategy.

RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

RULE 144A SECURITIES -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

TARGET PRICE -- Price that an investor is hoping a stock he or she has just bought will rise within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.


TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

TOTAL RETURN -- The change in value of an investment in the Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of the Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                  IF YOU WOULD LIKE MORE INFORMATION ABOUT THE
               FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE
                                 UPON REQUEST:


                    ANNUAL AND SEMIANNUAL REPORTS -- Provide
                    additional information about each Fund's
               investments. Each report includes a discussion of
                the market conditions and investment strategies
               that significantly affected the Fund's performance
                during its last fiscal year. To reduce costs, we
               mail one copy per household. For more copies call
               Nvest Funds Distributor, L.P. at the number below.


                  STATEMENT OF ADDITIONAL INFORMATION (SAI) --
                  Provides more detailed information about the
                 Funds, has been filed with the Securities and
               Exchange Commission and is incorporated into this
                            Prospectus by reference.

                   TO ORDER A FREE COPY OF A FUND'S ANNUAL OR
                   SEMIANNUAL REPORT OR ITS SAI, CONTACT YOUR
                   FINANCIAL REPRESENTATIVE, OR THE FUNDS AT:

                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                             Telephone: 800-225-5478
                          Internet: www.nvestfunds.com

               Your financial representative or Nvest Funds will
                  also be happy to answer your questions or to
                provide any additional information that you may
                                    require.

               You can review the Funds' reports and SAIs at the
                  Public Reference Room of the Securities and
               Exchange Commission in Washington, D.C. Text-only
                copies are available free from the Commission's
                           Web site at: www.sec.gov.

                Copies of these publications are also available
               for a fee and information on the operation of the
                    Public Reference Room may be obtained by
                   electronic request at the following E-mail
                 address: publicinfo@sec.gov, or by writing or
                 calling the Public Reference Room of the SEC,
                           Washington, D.C. 20549-0102
                            Telephone: 1-202-942-8090

                 Nvest Funds Distributor, L.P., and other firms
                selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
                (NASD). As a service to investors, the NASD has
               asked that we inform you of the availability of a
                 brochure on its Public Disclosure Program. The
                  program provides access to information about
                  securities firms and their representatives.
               Investors may obtain a copy by contacting the NASD
                at 800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

                              NVEST BULLSEYE FUND

                   (Investment Company Act File No. 811-7345)

                                   XBE51-0500

NVESTFUNDS(SM)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

NVEST CAPITAL GROWTH FUND                         NVEST BALANCED FUND
NVEST GROWTH  AND INCOME FUND                     NVEST GROWTH FUND
NVEST INTERNATIONAL EQUITY FUND                   NVEST BULLSEYE FUND
NVEST EQUITY INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION -- PART I

MAY 1, 2000



     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2000 for Class A, Class B and Class C shares or the Prospectus of the Funds dated May 1, 2000 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Nvest Funds Distributor, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Nvest Funds at 800-225-5478 or by placing an order online at www.nvestfunds.com. Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds as well as other Nvest Funds.

     Nvest Growth Fund, Nvest Capital Growth Fund, Nvest Balanced Fund and Nvest International Equity Fund are each a diversified fund of Nvest Funds Trust I, a registered open-end management investment company that offers a total of twelve funds; Nvest Growth and Income Fund is a diversified fund of Nvest Funds Trust II, a registered open-end management investment company that offers a total of six funds; and Nvest Equity Income Fund and Nvest Bullseye Fund are diversified and non-diversified, respectively, funds of Nvest Funds Trust III, a registered open-end management investment company that currently offers a total of two funds. Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust." The Funds' financial statements and accompanying notes that appear in the Funds' annual and semi-annual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual report contains additional performance information and is available upon request and without charge by calling 800-225-5478.


                        T A B L E  O F  C O N T E N T S

                                  PART I                                    Page
Investment Restrictions                                                      ii
Fund Charges and Expenses                                                   viii
Ownership of Fund Shares                                                     xvi
Investment Performance of the Funds                                          xix
                                  PART II

Miscellaneous Investment Practices                                            2
Management of the Trusts                                                     22
Portfolio Transactions and Brokerage                                         36
Description of the Trusts and Ownership of Shares                            43
How to Buy Shares                                                            46
Net Asset Value and Public Offering Price                                    46
Reduced Sales Charges - Class A Shares Only                                  47
Shareholder Services                                                         49
Redemptions                                                                  56
Standard Performance Measures                                                58
Income Dividends, Capital Gain Distributions and Tax Status                  63
Financial Statements                                                         65
Appendix A - Description of Bond Ratings                                     66
Appendix B - Publications That May Contain Fund Information                  68
Appendix C - Advertising and Promotional Literature                          71
Appendix D - Portfolio Composition of the High Income, Bond Income,          75

          Strategic Income and Municipal Income Funds

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


     The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended [the "1940 Act"]). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


NVEST GROWTH FUND AND NVEST BALANCED FUND
Nvest Growth Fund (the "Growth Fund") and Nvest Balanced Fund (the "Balanced Fund") each will not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

*(5)  Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any issuer if officers and trustees of Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. (This restriction does not prevent such Funds from purchasing securities of companies investing in the foregoing);

*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11) Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

*(14) Write options or warrants;

*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Growth Fund and the Balanced Fund each may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(17) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees.)


     The staff of the Securities and Exchange Commission (the "SEC") is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (17) above.


NVEST CAPITAL GROWTH FUND
Nvest Capital Growth Fund (the "Capital Growth Fund") may not:

(1) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government [together with subdivisions thereof] will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);


(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities or securities indexes and (b) enter into currency forward contracts;

+(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees); or


*(13) Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.


NVEST INTERNATIONAL EQUITY FUND
Nvest International Equity Fund (the "International Equity Fund") may not:

(1) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well);

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);


(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;


+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees); or


*(13) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.


NVEST GROWTH AND INCOME FUND
Nvest Growth and Income Fund (the "Growth and Income Fund") will not:

*(1) Purchase securities of an issuer if such purchase would cause more than 5% of the market value of the total Fund assets to be invested in the securities of such issuer (exclusive of United States or Canadian government obligations), or if such purchase would cause more than 10% of the securities of such issuer to be held by the Fund;

*(2) Purchase or retain the securities of any issuer if the officers and trustees of Nvest Funds Trust II owning beneficially 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

*(3) Purchase the securities issued by any other investment company, except that a purchase involving no commission or profit to a sponsor or dealer (other than a customary broker's commission) is permitted and except that a purchase that is part of a plan of merger or consolidation is permitted;


*(4) Purchase securities issued by companies with a record (including that of their predecessors) of less than three years of continuous operation;


*(5) Purchase securities for the portfolio on margin, make short sales or make loans to persons affiliated with Nvest Funds Trust II;

*(6) Act as underwriter of securities of other issuers, or invest directly in real estate or in commodities or commodity contracts;

*(7) Make loans to other persons, provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements with respect to not more than 25% of the Fund's total assets taken at current value. The purchase of a portion of an issue of bonds, notes or debentures publicly distributed or of a type customarily purchased by institutional investors does not constitute the making of loans within the meaning of this restriction;

*(8) Borrow money, except that the Fund may make secured or unsecured bank borrowings, provided that an asset coverage of at least 300% for all such borrowings (including the amount then being borrowed) is maintained as required by the 1940 Act;


*(9) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or


+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust II's trustees).


     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.


     It is a fundamental policy of the Fund that it will not concentrate its assets in the securities of issuers in the same industry. The Fund intends to abide by the views of the SEC staff on what constitutes industry concentration. Accordingly, the Fund will not make an investment if, immediately thereafter, the Fund would hold more than 25% of its total assets in securities of issuers in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund has no present intention of borrowing money except on a temporary basis, as may be needed, to cover redemptions of shares. Should this intention change, the Prospectus will be amended.

NVEST EQUITY INCOME FUND
Nvest Equity Income Fund (the "Equity Income Fund") will not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more that 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);


(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further considerations, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);


*(3) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(4) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and swap contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(5) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts, swap contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


(8) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);


(9) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes or futures contracts and (b) enter in to currency forward contracts;

+(10) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust III's trustees);


*(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (4) above; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts and options on futures contracts or swap contracts and with respect to initial and variation margin, the purchase or sale of options, forward contracts, future contracts, swap contracts or options on futures contracts or swap contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Nvest Funds Trust III's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom);

(12) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; or

(13) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.


NVEST BULLSEYE FUND
Nvest Bullseye Fund (the "Bullseye Fund") may not:

*(1) Invest more than 25% of the Fund's total assets in the securities of issuers engaged in any one industry (except securities issued by the U.S. Government, its agencies or instrumentalities);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3)  Borrow money in excess of 33 1/3% of its total assets;

*(4) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(5) Buy or sell real estate or commodities or commodity contracts, except that the Fund may buy and sell financial futures contracts and options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of issuers that invest in the foregoing);

*(6) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

+(7) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Fund Trust III's trustees);


*(8) Issue senior securities, except as permitted by the 1940 Act or any relevant exemption thereunder. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar instruments)


      Although the Fund is permitted to borrow money to a limited extent, it does not currently intend to do so.


      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (7) above.


--------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

MANAGEMENT FEES

     Pursuant to an advisory agreement dated August 30, 1996, as amended June 1, 1999, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of Nvest Funds Trust I. Under the advisory agreement, the Fund pays CGM an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets, 0.65% of the next $1,500 million and 0.60% of such assets in excess of $2 billion. Prior to June 1, 1999, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million.


     Pursuant to separate advisory agreements, each dated August 30, 1996 and amended May 1, 1998 (dated March 16, 1998 in the case of Bullseye Fund), Nvest Funds Management, L.P. ("Nvest Management") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of the Capital Growth, Balanced, International Equity, Growth and Income, Equity Income and Bullseye Funds and to provide a range of administrative services to such Funds. For the services described in the advisory agreements, each such Fund has agreed to pay Nvest Management a gross management fee at the annual rate set forth in the following table, reduced by the amount of any sub-advisory fees paid by the Fund to the subadviser pursuant to any sub-advisory agreement:


                                   Management fee payable by Fund to Nvest
             Fund                                 Management
                                     (includes any subadviser fees paid)
                                    (as a percentage of average daily net
                                             assets of the Fund)
--------------------------------   -----------------------------------------


Balanced Fund and                   0.75%   of the first $200 million
Capital Growth Fund                 0.70%   of the next $300 million
                                    0.65%   of amounts in excess of $500
                                            million

Growth and Income Fund and          0.70%   of the first $200 million
Equity Income Fund                  0.65%   of the next $300 million
                                    0.60%   of amounts in excess of $500
                                            million

International Equity Fund           0.90%   of the first $200 million
                                    0.85%   of the next $300 million
                                    0.80%   of amounts in excess of $500
                                            million

Bullseye Fund                       0.95%   of the first $200 million
                                    0.90%   of the next $300 million
                                    0.85%   of amounts in excess of $500
                                            million


     The advisory agreements for the Capital Growth, Balanced, International Equity, Growth and Income, Equity Income and Bullseye Funds each provide that Nvest Management may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated August 30, 1996 and amended May 1, 1998 for Balanced and Growth and Income Funds, (February 14, 1997, and amended May 1, 1998 for International Equity Fund, March 16, 1998 for Bullseye Fund, April 17, 1998 for Capital Growth Fund and July 27, 1999 for Equity Income Fund, respectively), Nvest Management has delegated responsibility for managing the investment and reinvestment of each of these Funds' assets to a subadviser. The subadviser is Loomis, Sayles & Company, L.P. ("Loomis Sayles"), in the case of the International Equity and Balanced Funds, Westpeak Investment Advisors, L.P. ("Westpeak"), in the case of the Growth and Income and Capital Growth Funds, Jurika & Voyles, L.P. ("Jurika & Voyles") in the case of the Bullseye Fund and Vaughan, Nelson, Scarborough & McCullough ("VNSM") in the case of the Equity Income Fund. For the services described in the subadvisory agreements, each such Fund has agreed to pay its respective subadviser a subadvisory fee at the annual rate set forth in the following table:


                                         Subadvisory fee payable to subadviser
                                         (as a percentage of average daily net
         Fund                Subadviser          assets of the Fund)
-------------------------    ----------  ------------------------------------

Balanced Fund                Loomis      0.535%  of the first $200 million
                             Sayles      0.350%  of the next $300 million
                                         0.300%  of amounts in excess of $500
                                                 million

Capital Growth Fund          Westpeak    0.40%   of the first $200 million
                                         0.35%   of the next $300 million
                                         0.30%   of amounts in excess of $500
                                                 million

Growth and Income Fund       Westpeak    0.50%   of the first $25 million
                                         0.40%   of the next $75 million
                                         0.35%   of the next $100 million
                                         0.30%   of the next $200 million

International Equity Fund    Loomis      0.40%   of the first $200 million
                             Sayles      0.35%   of amounts in excess of $200
                                                 million

Equity Income Fund           VNSM        0.400%  of the first $200 million
                                         0.325%  of the next $300 million
                                         0.275%  of amounts in excess of $500
                                                 million

Bullseye Fund                Jurika &    0.57%   of the first $200 million
                             Voyles      0.50%   of the next $300 million
                                         0.43%   of amounts in excess of $500
                                                 million


     From August 30, 1996 to January 30, 1998, Loomis Sayles served as subadviser to the Capital Growth Fund pursuant to a subadvisory agreement between Nvest Management and Loomis Sayles providing for the same subadvisory fee as is currently payable by the Capital Growth Fund to Westpeak.

     From December 29, 1995 until February 14, 1997, Draycott Partners, Ltd. ("Draycott") served as subadviser to the International Equity Fund pursuant to successive subadvisory agreements providing for a subadvisory fee payable by Nvest Management to Draycott at the annual rate of 0.54% of the first $200 million of the Fund's average daily net assets, 0.49% of the next $300 million of such assets and 0.44% of such assets in excess of $500 million.

     From May 1, 1998 to April 30, 2000, Nvest Management gave either a voluntary or a binding undertaking to International Equity Fund to reduce its fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 2.00% of the average daily net assets of the Fund's Class A shares, 2.75% of the average daily net assets of the Fund's Class B shares, 2.75% of the average daily net assets of the Fund's Class C shares and 1.75% (prior to August 23, 1999, 1.40%) of the average daily net assets of the Fund's Class Y shares. Loomis Sayles voluntarily agreed to waive in its entirety its subadvisory fee for the International Equity Fund from February 14, 1997 through February 13, 1998. From December 29, 1995 until April 30, 1998, Nvest Management had voluntarily agreed to reduce its fees and if necessary, to bear certain operating expenses in order to limit the Fund's expenses to an annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares and 1.15% for Class Y shares (prior to December 31, 1996, 1.00%) of the Fund's average daily net assets.

     From August 30, 1996 to May 31, 1999, Loomis Sayles served as subadviser to the Equity Income Fund pursuant to a subadvisory agreement between Nvest Management and Loomis Sayles providing for the same subadvisory fee as is currently payable by the Equity Income Fund to VNSM. For the period June 1, 1999 to July 27, 1999, VNSM served as subadviser to the Equity Income Fund under an interim subadvisory agreement dated June 1, 1999 providing for the same fee that was paid to Loomis Sayles. VNSM agreed to voluntarily waive its subadvisory fee under the interim agreement until June 30, 1999, and during this period, the Equity Income Fund continued to pay Loomis Sayles the subadvisory fee it would have earned if it had continued to manage the Fund's portfolio. From September 1, 1997 to June 30, 1999, Loomis Sayles voluntarily agreed to waive its entire subadvisory fee for such Fund. Since the Fund's inception Nvest Management has given either a voluntary or a binding undertaking to Equity Income Fund to reduce its management fee and, if necessary, to bear certain expenses associated with operating the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares ("Expense Caps"). Beginning July 1, 1999, VNSM and Nvest Management split any fee waivers required in proportion to the subadvisory and management fees collected. Nvest Management also bears any additional expense reimbursement above the fee waivers required for the Fund to meet the relevant Expense Cap. This undertaking will be binding on Nvest Management for the life of the Fund's current Prospectus (subject to the obligation of the Fund to pay such deferred fees or expense reimbursement in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.)


     Nvest Management has given either a voluntary or a binding undertaking to Bullseye Fund to reduce its management fee and, if necessary, to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares. This undertaking will be binding on Nvest Management for the life of the Fund's current Prospectus (subject to the obligation of the Fund to pay Nvest Management such deferred fees or expense reimbursement in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee or expense was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.)


     As of May 1, 1998, each subadvisory agreement between Nvest Management and Loomis Sayles or Westpeak was amended to add the relevant Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by Nvest Management. Also as of May 1, 1998, the advisory agreement for each Fund, except the Growth Fund and the Bullseye Fund, was amended to provide that the management fees payable by the Fund to Nvest Management are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadviser (the advisory agreement for the Bullseye Fund already provided for such payment arrangements). These amendments to the Funds' advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, nor the services to be provided to the Funds by Nvest Management and the subadvisers under the agreements. Furthermore, these amendments did not change the overall level of fees payable by any Fund.


     For the last three fiscal years (or for the period from March 31, 1998 to December 31, 1998 and the fiscal year ending December 31, 1999 in the case of the Bullseye Fund), the advisory or management fees payable by the Funds (before any voluntary fee reductions and any reduction by the amount of any subadvisory fees paid by the Fund to its subadviser) were as follows.


              FUND              1997**        1998***        1999****
      --------------------      ------        -------        --------

   Growth Fund                 $9,757,792    $11,260,645    $12,879,997
   Capital Growth Fund         $1,436,893    $ 1,546,360    $ 1,826,043
   Balanced Fund               $2,830,754    $ 2,876,837    $ 2,517,100
   International Equity Fund*  $1,241,968    $   734,344    $   634,275
   Growth and Income Fund      $1,809,523    $ 2,586,482    $ 3,843,930
   Equity Income Fund*****     $   41,756    $   248,935    $   196,897
   Bullseye Fund******                N/A    $   115,268    $   183,892

 * As a result of the voluntary expense limitation in effect, the International Equity Fund paid $734,003, $460,772 and $450,637, respectively, in advisory or management fees for the fiscal years ended December 31, 1997, 1998 and 1999.


 ** For the fiscal year ended December 31, 1997, Nvest Management paid subadvisory fees of $1,735,375 and $1,020,031 to Loomis Sayles for the Balanced and Capital Growth Funds, respectively. For the fiscal year ended December 31, 1997, Nvest Management paid subadvisory fees of $0 to Loomis Sayles (after the waiver) and $964,009 to Westpeak for the Equity Income and Growth and Income Funds, respectively. For the period January 1 to February 13, 1997, Nvest Management paid subadvisory fees of $77,259 to Draycott for the International Equity Fund, and for the period February 14 to December 31, 1997, no subadvisory fees were paid by Nvest Management to Loomis Sayles as a result of the voluntary fee waiver by Loomis Sayles. Without the voluntary fee waiver, Nvest Management would have paid Draycott a subadvisory fee for the International Equity Fund of $128,701 for the period January 1, to February 13, 1997 and a subadvisory fee of $347,719 to Loomis Sayles for the period February 14 to December 31, 1997.


 ***For the period January 1 to April 30, 1998, Nvest Management paid subadvisory fees of $595,881 and $262,382 to Loomis Sayles for the Balanced and Capital Growth Funds, respectively. Also, for the period January 1 to April 30, 1998, Nvest Management paid a subadvisory fee of $91,245 to Westpeak for the Capital Growth Fund. For the period May 1 to December 31, 1998, the Balanced and Capital Growth Funds paid subadvisory fees to Loomis Sayles of $1,064,192 and $0, respectively. Also, for the period May 1 to December 31, 1998, Nvest Management paid a subadvisory fee of $555,010 to Westpeak for the Capital Growth Fund. For the period January 1 to April 30, 1998, Nvest Management paid subadvisory fees of $0 to Loomis Sayles (after the waiver) and $396,979 to Westpeak for the Equity Income and Growth and Income Funds, respectively. For the period May 1 to December 31, 1998, the Equity Income Fund and Growth and Income Fund paid $0 to Loomis Sayles (after the waiver) and $2,189,503 to Westpeak, respectively. Without the voluntary fee waiver, Nvest Management and the Equity Income Fund would have paid Loomis Sayles a subadvisory fee of $43,015 and $99,239, respectively, for such periods. For the period January 1 to February 14, 1998, no subadvisory fees were paid by Nvest Management to Loomis Sayles for International Equity Fund as a result of the voluntary fee waiver by Loomis Sayles. For the period February 15, 1998 to April 30, 1998, Nvest Management paid Loomis Sayles a subadvisory fee of $73,345. For the period May 1, 1998 to December 31, 1998, the International Equity Fund paid a subadvisory fee of $143,678 to Loomis Sayles. Without a voluntary fee waiver by Loomis Sayles, the amount of the subadvisory fee that the Fund would have paid to Loomis Sayles for the period May 1, 1998 to December 31, 1998 would have been $326,375.

 ****For the fiscal year ended December 31, 1999, the Balanced and International
    Equity Funds paid subadvisory fees of $1,469,622 and $200,283, respectively, to Loomis Sayles. Without a voluntary fee waiver by Loomis Sayles for the International Equity Fund, the amount of the subadvisory fee that the Fund would have paid to Loomis Sayles for this period would have been $281,900. For the fiscal year ended December 31, 1999, the Growth and Income and Capital Growth Funds paid subadvisory fees of $1,922,351 and $963,811, respectively, to Westpeak.

 *****As a result of the voluntary expense limitations in effect, the Equity
    Income Fund paid no management fees to Nvest Management and Nvest Management paid no subadvisory fees to Loomis Sayles for the fiscal year ended December 31, 1997, the Fund paid no management fees to Nvest Management for the fiscal year ended December 31, 1998 or subadvisory fees to Loomis Sayles for the period from May to December 31, 1998 and Nvest Management paid no subadvisory fees to Loomis Sayles for the period January 1 to April 30, 1998. Without the voluntary fee waiver, Nvest Management would have paid Loomis Sayles subadvisory fees of $23,861 and $43,010 for the fiscal year ended December 31, 1997 and for the period from January 1 to April 30, 1998, respectively, and the Fund would have paid Loomis Sayles a subadvisory fee of $99,239 for the period from May 1 to December 31, 1998. As a result of the voluntary expense limitations in effect, the Fund paid no subadvisory fees to Loomis Sayles or VNSM for the fiscal year ended December 31, 1999. As a result of the binding fee waiver, the Fund paid $22,316 to Nvest Management in advisory fees for the fiscal year ended December 31, 1999. Without the voluntary fee waiver, the Fund would have paid $51,737 and $60,775 to Loomis Sayles and VNSM, respectively, in subadvisory fees.

 ******The Bullseye Fund commenced operations on March 31, 1998. As a result of the voluntary or binding fee deferral and expense limitations in effect, the Fund paid no management fees to Nvest Management and no subadvisory fees to Jurika & Voyles for the fiscal period ending December 31, 1998 and the fiscal year ended December 31, 1999, respectively. Without the voluntary or binding fee deferral and expense limitation, the Fund would have paid Nvest Management management fees of $46,107 and $73,557 for the fiscal year ended December 31, 1998 and for the fiscal year ended December 31, 1999, respectively and Jurika & Voyles subadvisory fees of $69,161 and $110,335, for the fiscal year ended December 31, 1998 and the fiscal year ended December 31, 1999, respectively.


      For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

BROKERAGE COMMISSIONS


     In 1997, 1998 and 1999 brokerage transactions for Growth Fund aggregating $782,645,000, $839,415,762, and $1,012,285,354 respectively, were allocated to brokers providing research services, and $782,645, $925,576 and $1,195,756, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999 the Fund paid total brokerage commissions of $6,669,194, $6,163,593 and $8,113,289, respectively.

     In 1997, 1998 and 1999, brokerage transactions for Balanced Fund aggregating $17,718,990, $68,151,350 and $61,715,360, respectively, were allocated to brokers providing research services, and $24,900, $107,472 and $81,418, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $376,805, $563,035 and $441,089, respectively.

     In 1997, 1998 and 1999, brokerage transactions for Growth and Income Fund aggregating $531,986,567, $365,997,958 and $228,379,147, respectively, were allocated to brokers providing research services and $162,980, $154,557 and $215,531, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $351,050, $619,719 and $952,681, respectively.

     In 1997, 1998 and 1999, brokerage transactions for International Equity Fund aggregating $462,898,584, $15,145, and $7,568,359, respectively, were allocated to brokers providing research services and $0, $0 and $7,758, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $1,222,767, $506,328 and $751,900, respectively.

     In 1997, 1998 and 1999, brokerage transactions for Capital Growth Fund aggregating $105,213,412, $179,733,449 and $115,631,790, respectively, were allocated to brokers providing research services and $4,000, $63,846 and $101,489 respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $103,244, $366,221 and $421,774, respectively.

     In 1997, 1998 and 1999, brokerage transactions for Equity Income Fund aggregating $0, $44,172 and $13,398,277, respectively, were allocated to brokers providing research services and $0, $2,508 and $22,238, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $29,840, $69,295 and $40,928, respectively.

     For the period from March 31, 1998 to December 31, 1998 and the fiscal year ended December 31, 1999, brokerage transactions for Bullseye Fund aggregating $4,560,101 and $9,010,123, respectively, were allocated to brokers providing research services, and $4,375 and $10,667, respectively, in commissions were paid on these transactions. During 1998 and 1999, the Bullseye Fund paid total brokerage commissions of $35,314 and $63,487, respectively.


     For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES


      As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay Nvest Funds Distributor, L.P. (the "Distributor") fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by each Fund during the fiscal years ended December 31, 1997, 1998 and 1999:


          FUND               1997          1998          1999
        --------             ----          ----          ----

 Growth Fund*             $3,600,444    $4,095,985     $4,507,150 (Class A)
                             $71,751      $398,656     $1,130,273 (Class B)
                                            $3,017        $67,804 (Class C)

 Balanced Fund              $567,385      $574,918       $500,098 (Class A)
                            $680,895      $810,837       $784,237 (Class B)
                             $36,277       $54,042        $52,722 (Class C)

 Growth and Income Fund     $487,914      $645,966       $876,555 (Class A)
                            $626,147    $1,126,326     $1,953,852 (Class B)
                             $52,226      $115,169       $244,663 (Class C)

 International Equity       $197,567      $132,001       $110,048 (Class A)
 Fund                       $347,996      $255,391       $185,331 (Class B)
                              $8,625       $10,161         $7,292 (Class C)

 Capital Growth Fund        $370,087      $390,354       $449,506 (Class A)
                            $426,954      $496,089       $640,502 (Class B)
                              $9,279       $10,563        $24,404 (Class C)

 Equity Income Fund**        $11,355       $46,136        $35,201 (Class A)
                             $12,154      $149,076       $122,010 (Class B)
                              $2,076       $20,584        $17,052 (Class C)

 Bullseye Fund***                N/A       $14,605        $22,304 (Class A)
                                 N/A       $45,443        $81,204 (Class B)
                                 N/A       $17,474        $23,148 (Class C)


  * Class B shares were first offered on February 28, 1997. Class C shares were first offered on September 1, 1998.

 ** Class B and C shares first became available on September 15, 1997.

*** The Bullseye Fund commenced operations on March 31, 1998, offering Class A,
    Class B and Class C shares.


      During the fiscal year ended December 31, 1999, the Distributor's expenses relating to each Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):


GROWTH FUND

(Class A shares)

Compensation to Investment Dealers                          $4,489,175
Compensation to Distributor's Sales Personnel and Other     $1,217,743
Related Costs
                                    TOTAL                   $5,706,918


(Class B shares)

Compensation to Investment Dealers                            $101,593
Compensation to Distributor's Sales Personnel and Other       $669,935
Related Costs
                                    TOTAL                     $771,528


(Class C shares)

Compensation to Investment Dealers                             $72,416
Compensation to Distributor's Sales Personnel and Other        $70,940
Related Costs
                                    TOTAL                     $143,356




BALANCED FUND

(Class A shares)

Compensation to Investment Dealers                            $499,251
Compensation to Distributor's Sales Personnel and Other       $137,732
Related Costs
                                    TOTAL                     $636,983


(Class B shares)

Compensation to Investment Dealers                            $144,472
Compensation to Distributor's Sales Personnel and Other       $111,842
Related Costs
                                    TOTAL                     $256,314


(Class C shares)

Compensation to Investment Dealers                             $41,891
Compensation to Distributor's Sales Personnel and Other        $10,509
Related Costs
                                    TOTAL                      $52,400


GROWTH AND INCOME FUND

(Class A shares)

Compensation to Investment Dealers                            $868,966
Compensation to Distributor's Sales Personnel and Other       $913,010
Related Costs
                                    TOTAL                   $1,781,976


(Class B shares)

Compensation to Investment Dealers                            $281,958
Compensation to Distributor's Sales Personnel and Other       $763,995
Related Costs
                                    TOTAL                   $1,045,953


(Class C shares)

Compensation to Investment Dealers                            $209,471
Compensation to Distributor's Sales Personnel and Other       $144,056
Related Costs
                                    TOTAL                     $353,527

INTERNATIONAL EQUITY FUND

(Class A shares)

Compensation to Investment Dealers                            $111,105
Compensation to Distributor's Sales Personnel and Other        $32,071
Related Costs
                                    TOTAL                     $143,176


(Class B shares)

Compensation to Investment Dealers                             $40,459
Compensation to Distributor's Sales Personnel and Other        $17,402
Related Costs
                                    TOTAL                      $57,861


(Class C shares)

Compensation to Investment Dealers                              $8,651
Compensation to Distributor's Sales Personnel and Other         $5,725
Related Costs
                                    TOTAL                      $14,376


CAPITAL GROWTH FUND

(Class A shares)

Compensation to Investment Dealers                            $449,957
Compensation to Distributor's Sales Personnel and Other       $190,601
Related Costs
                                    TOTAL                     $640,558



(Class B shares)

Compensation to Investment Dealers                            $111,505
Compensation to Distributor's Sales Personnel and Other       $103,130
Related Costs
                                    TOTAL                     $214,635


(Class C shares)

Compensation to Investment Dealers                             $25,191
Compensation to Distributor's Sales Personnel and Other        $15,911
Related Costs
                                    TOTAL                      $41,102


EQUITY INCOME FUND

(Class A shares)

Compensation to Investment Dealers                             $34,982
Compensation to Distributor's Sales Personnel and Other        $11,348
Related Costs
                                                               $46,330

TOTAL


(Class B shares)

Compensation to Investment Dealers                             $22,141
Compensation to Distributor's Sales Personnel and Other         $9,305
Related Costs
                                                               $31,446

TOTAL

(Class C shares)

Compensation to Investment Dealers                             $14,089
Compensation to Distributor's Sales Personnel and Other         $1,464
Related Costs
                                                               $15,553

TOTAL

BULLSEYE FUND

(Class A shares)

Compensation to Investment Dealers                             $22,296
Compensation to Distributor's Sales Personnel and Other        $16,028
Related Costs
                                                               $38,324

TOTAL

(Class B shares)

Compensation to Investment Dealers                              $8,003
Compensation to Distributor's Sales Personnel and Other        $18,667
Related Costs
                                                               $26,670

TOTAL

(Class C shares)

Compensation to Investment Dealers                             $11,060
Compensation to Distributor's Sales Personnel and Other         $1,459
Related Costs
                                                               $12,519

TOTAL


     Of the amounts listed above as compensation to investment dealers, the amounts shown on the table below were paid by the Distributor to New England Securities Corporation ("New England Securities"), MetLife Securities, Inc. ("MetLife Securities") and Nathan & Lewis Securities, Inc. ("Nathan & Lewis), broker-dealer affiliates of the Distributor. New England Securities, MetLife Securities and Nathan & Lewis paid substantially all of the fees they received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.

New England Securities

                             Class A               Class B              Class C
Growth Fund                 $3,157,838            $ 47,965              $13,681
Balanced Fund               $  372,523            $ 93,855              $13,170
Growth and Income Fund      $  364,884            $143,755              $61,374
International Equity        $   72,386            $ 22,824              $ 2,589
Fund
Capital Growth Fund         $  319,744            $ 76,185              $ 9,784
Equity Income Fund          $   24,747            $ 10,857              $ 5,520
Bullseye Fund               $   12,184            $  2,920              $ 2,977

MetLife Securities

                             Class A               Class B              Class C
Growth Fund                 $   26,974            $ 17,767                   --
Balanced Fund               $    2,541            $  4,577                   --
Growth and Income Fund      $   14,705            $ 16,821              $  492
International Equity        $      267            $    255                   --
Fund
Capital Growth Fund         $    2,647            $  1,770                   --
Equity Income Fund          $      321            $    234                   --
Bullseye Fund               $      803            $  1,259                   --

Nathan & Lewis

                             Class A              Class B               Class C
Growth Fund                    $23,908            $    130                   --
Balanced Fund                  $ 1,469            $    625              $    11
Growth and Income Fund         $ 1,712            $    289              $   111
International Equity Fund      $   389            $    238              $     2
Capital Growth Fund            $ 1,250            $    838              $   138
Equity Income Fund             $    10            $     11                   --
Bullseye Fund                  $    73            $      6                   --


--------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


      As of March 31, 2000, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.
                                                                  OWNERSHIP
       FUND               SHAREHOLDER AND ADDRESS                 PERCENTAGE
       ----               -----------------------                 ----------
CAPITAL GROWTH FUND
Class Y shares            Diane Charpentier Milam
                          4578 Whimbel Place                        99.83%
                          Winter Park, FL 32792-6358

GROWTH AND INCOME FUND
Class C Shares            MLPF&S For the Sole Benefit of It's       11.75%
                          Customers
                          ATTN: Fund Administration ML#97UA2
                          4800 Deer Lake Dr. East, 2nd Floor
                          Jacksonville, FL 32246-6484

                          Forest County Potawatomi - Children       17.68%
                          P.O. Box 340
                          Crandon, WI 54520-0340

Class Y shares            Metropolitan Life Insurance Company        5.24%
                          C/O MetLfie FBC/SFM
                          ATTN: Jay Langan
                          4100 W Boy Scout Blvd
                          Tampa, FL 33607-5793

                          Chase Manhattan Bank                      52.77%
                          Directed Trustee for MetLife Defined
                          Contribution Group
                          770 Broadway - 10th Floor
                          New York, NY 10003-9522

                          Metropolitan Life Insurance               36.29%
                          GADC Dianne Lunny
                          501-6 Boylston Street
                          Boston, MA 02116-3706

INTERNATIONAL EQUITY FUND
Class C shares            MLPF & S For the Sole Benefit of Its      20.84%
                          Customers
                          Attn Fund Administration ML#97UB0
                          4800 Deer Lake Drive East - 2nd Floor
                          Jacksonville, FL 32246-6484

Class Y shares            Metropolitan Life Insurance Company       38.90%
                          C/O GADC-Gerald Hart Agency
                          Operations NELICO
                          501 Boylston Street, 10th Floor
                          Boston, MA 02116-3706

                          Metropolitan Life Insurance Company        9.35%
                          C/O MetLife  FBC/SFM
                          ATTN: Jay Langan
                          4100 Boy Scout Blvd.
                          Tampa, FL 33607-5793

                          Chase Manhattan Bank Directed             48.52%
                          Trustee for MetLife Defined
                          Contribution Group
                          770 Broadway, 10th Floor
                          New York, NY 10003-9522

EQUITY INCOME FUND
Class C shares

                          Dorothy N. & Ronald P. Frudden &           8.54%
                          Susan T. Gilles
                          Trustees
                          Frudden Exempt Tax Deferral Trust
                          202 Villa Drive
                          King City, CA 93930-3014

                          Wexford Clearing Services Corp FBO        13.30%
                          Prudential Securities C/F
                          Doris McGinnis Butler
                          IRA Rollover DTD 07/07/97
                          PO Box 84
                          Scott, AR 72142-0084

                          Painewebber for the benefit of             9.37%
                          Robert Adam, Brian King, Robert
                          Campagnone & Kathleen Lomeli
                          Willimanic PST DTD 5/1/73
                          PO Box 23
                          Willimanic, CT 06226-0023

BALANCED FUND
Class C shares            CNA Trust Corp                            10.80%
                          FBO Dimension One Spas Inc.
                          PSP DTD 1/13/87 A/C # 1050534884
                          PO Box 5024
                          Costa Mesa, CA 92628-5024

                          NFSC FEBO # 041-773786                     9.41%
                          EL Moody, CW MOODY as co-trustee
                          Elizabeth L. and Charles W. Moody
                          UDT, U/A 5/6/93
                          6865 Pacific Drive
                          Stuart, FL 34997-8604

BALANCED FUND
Class Y shares            New England Mutual Life Insurance         82.18%
                          Company
                          Separate Investment Accounting
                          ATTN Brenda Harmon
                          501 Boylston Street, 6th Floor
                          Boston, MA 02116-3706

                          Metropolitan Life Insurance Company        9.67%
                          C/O GADC-Gerald Hart Agency
                          Operations NELICO
                          501 Boylston Street, 10th Floor
                          Boston, MA 02116-3706

                          Chase Manhattan Bank                       7.55%
                          Directed Trustee for MetLife Define
                          Contribution Group
                          770 Broadway, 10th Floor
                          New York, NY 10003-9522

GROWTH FUND
Class B shares            MLPF&S for the Sole Benefit of It's        6.73%
                          Customers
                          ATTN Fund Administration ML # 97CH1
                          4800 Deer Lake Drive East, 2nd floor
                          Jacksonville, FL 32246-6484
GROWTH FUND
Class C shares            MLPF&S for the Sole Benefit of It's       29.51%
                          Customers
                          ATTN Fund Administration ML # 97UR8
                          4800 Deer Lake Drive East, 2nd floor
                          Jacksonville, FL 32246-6484

GROWTH FUND
Class Y shares            Chase Manhattan Bank                      99.99%
                          Directed Trustee MetLife Defined
                          Contribution Group
                          4 New York Plaza, 2nd Floor
                          New York, NY 10004-2413

BULLSEYE FUND
Class C shares            MLPF&S for the Sole Benefit of It's        5.43%
                          Customers
                          ATTN Fund Administration ML # 97UR8
                          4800 Deer Lake Drive East, 2nd floor
                          Jacksonville, FL 32246-6484

                          State Street Bank & Trust Company          9.33%
                          Cust for IRA of Norma J. Plonkey
                          38101 Afton Drive
                          Sterling Heights, MI 48310-3305

                          NFSC FEBO # CL5-424757                     5.25%
                          NFSC/FMTC IRA Rollover
                          FBO Stephen McCarthy
                          57 Brooklawn Drive
                          East Widsor, NJ 08520-2234


--------------------------------------------------------------------------------

                       INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------

                      PERFORMANCE RESULTS - PERCENT CHANGE*
                         For The Periods Ended 12/31/99
GROWTH FUND**
                                       Aggregate               Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
Class A shares:  As a % of       1 Year  5 Years 10 Years     5 Years   10 Years
----------------------------     ------  ------- --------     -------   --------

Net Asset Value                   15.18  216.80   404.75       25.94      17.57
Maximum Offering Price             8.59  198.62   375.62       24.46      16.88

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                            Since                   Since
Class B shares: As a % of         1 Year    2/28/97***            2/28/97***
-------------------------         ------    ----------            ----------
Net Asset Value                    14.37      73.22                21.36
Redemption at End of Period         9.59      70.66                20.72

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                            Since                   Since
Class B shares: As a % of         1 Year    9/1/98***              9/1/98***
-------------------------         ------    ----------            ----------
Net Asset Value                    14.37      39.77                28.59
Redemption at End of Period        13.42      39.77                28.59

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------

Class Y shares: As a % of           Since 6/30/99***           Since 6/30/99***
-------------------------           ----------------           ----------------
Net Asset Value                           9.67                       9.67

BALANCED FUND
                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
Class A shares:  As a % of     1 Year  5 Years  10 Years      5 Years  10 Years
--------------------------     ------  -------  --------      -------  --------
Net Asset Value                -3.75    81.04    164.77        12.60     10.23
Maximum Offering Price         -9.26    70.59    149.49        11.27      9.57


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class B shares:  As a % of     1 Year  5 Years  9/13/93**     5 Years 9/13/93***
--------------------------     ------  -------  --------      ------- ---------
Net Asset Value                -4.43    74.29     73.96        11.75       9.19
Redemption at End of Period    -8.75    72.29     73.96        11.49       9.19


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                Since
Class C shares:  As a % of     1 Year  5 Years 12/30/94**    5 Years 12/30/94***
--------------------------     ------  -------  --------     ------- ----------
Net Asset Value                -4.45    74.01     74.01        11.72      11.71
Redemption at End of Period    -5.31    74.01     74.01        11.72      11.71


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                Since
Class Y shares:  As a % of     1 Year  5 Years  3/8/94***   5 Years   3/8/94***
--------------------------     ------  -------  --------     ------- ----------
Net Asset Value                -3.32    84.99     79.81        13.09      10.61


GROWTH AND INCOME FUND

                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
Class A shares:  As a % of     1 Year  5 Years  10 Years    5 Years   10 Years
--------------------------     ------  -------  --------     ------- ----------
Net Asset Value                 9.45   186.60    326.98        23.44      15.62
Maximum Offering Price          3.16   170.07    302.56        21.98      14.94


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                 Since                 Since
Class B shares:  As a % of     1 Year  5 Years 9/13/93***    5 Years 9/13/93***
--------------------------     ------  -------  --------     ------- ----------
Net Asset Value                 8.62   176.73    179.93        22.58      17.75
Redemption at End of Period     4.03   174.73    179.93        22.40      17.75


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                Since                 Since
Class C shares:  As a % of         1 Year     5/1/95***             5/1/95***
--------------------------         ------     ---------             ---------
Net Asset Value                     8.63       147.43                 21.42
Redemption at End of Period         7.71       147.43                 21.42


                                      Aggregate                  Annualized
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                Since               Since
Class Y shares:  As a % of         1 Year    11/18/98***         11/18/98***
--------------------------         ------    -----------         -----------
Net Asset Value                     9.77        18.63                  16.51

INTERNATIONAL EQUITY FUND

                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class A shares:  As a % of     1 Year  5 Years  5/21/92***    5 Years 5/21/92***
--------------------------     ------  -------  --------      ------- ---------
Net Asset Value                87.59   102.09    168.50        15.11      13.85
Maximum Offering Price         76.80    90.43    153.12        13.75      12.97


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class B shares:  As a % of     1 Year  5 Years  9/13/93***    5 Years 9/13/93***
--------------------------     ------  -------  --------      ------- ---------
Net Asset Value                86.26    95.23    110.19        14.32      12.52
Redemption at End of Period    81.26    93.23    110.19        14.08      12.52


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class C shares:  As a % of     1 Year  5 Years 12/30/94**    5 Years 12/30/94***
--------------------------     ------  -------  --------     ------- ---------
Net Asset Value                86.23    95.70     95.70        14.37      14.36
Redemption at End of Period    85.23    95.70     95.70        14.37      14.36


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class Y shares:  As a % of     1 Year  5 Years  9/9/93***    5 Years   9/9/93***
--------------------------     ------  -------  --------     -------  ---------
Net Asset Value                88.61   109.04    129.36        15.89      14.06


CAPITAL GROWTH FUND
                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class A shares:  As a % of     1 Year  5 Years  8/3/92***    5 Years   8/3/92***
--------------------------     ------  -------  --------     -------  ---------
Net Asset Value                24.74   188.88    252.28        23.64      18.52
Maximum Offering Price         17.57   172.20    232.09        22.17      17.58


                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class B shares:  As a % of     1 Year  5 Years  9/13/93***   5 Years  9/13/93***
--------------------------     ------  -------  --------     -------  ---------
Net Asset Value                23.81   176.81    180.20        22.58      17.77
Redemption at End of Period    18.81   174.81    180.20        22.41      17.77

                                      Aggregate                Average Annual
                                     Total Return               Total Return
                               --------------------------   --------------------
                                                  Since                 Since
Class C shares:  As a % of     1 Year  5 Years 12/30/94**   5 Years  12/30/94***
--------------------------     ------  -------  --------     -------  ---------
Net Asset Value                23.81   176.88    176.88        22.59      22.58
Redemption at End of Period    22.81   176.88    176.88        22.59      22.58


                                       Aggregate              Average Annual
                                      Total Return             Total Return
                               --------------------------   --------------------
                                          Since                    Since
Class Y shares:  As a % of              3/16/99***               3/16/99***
---------------------------             ----------               ----------
Net Asset Value                            20.07                    20.07


EQUITY INCOME FUND

                                       Aggregate              Average Annual
                                     Total Return              Total Return
                               --------------------------   --------------------
                                               Since                  Since
Class A shares:  As a % of         1 Year    11/28/95***           11/28/95***
--------------------------         ------    -----------           -----------
Net Asset Value                    -1.94        61.34                 12.41
Maximum Offering Price             -7.61        52.09                 10.79


                                       Aggregate                 Average Annual
                                      Total Return                Total Return
                               ---------------------------   ------------------
                                               Since                  Since
Class B shares:  As a % of         1 Year     9/15/97***            9/15/97***
--------------------------         ------    -----------           -----------
Net Asset Value                    -2.66        2.93                 1.27
Redemption at End of Period        -7.51       -0.07                -0.03


                                       Aggregate                 Average Annual
                                      Total Return                Total Return
                               ---------------------------   ------------------
                                               Since                  Since
Class C shares:  As a % of         1 Year     9/15/97***            9/15/97***
--------------------------         ------    -----------           -----------
Net Asset Value                    -2.66        2.99                 1.29
Redemption at End of Period        -3.63        2.99                 1.29


BULLSEYE FUND
                                       Aggregate                 Average Annual
                                      Total Return                Total Return
                               ---------------------------   ------------------
                                               Since                  Since
Class A shares:  As a % of         1 Year     3/31/98***            3/31/98***
--------------------------         ------    -----------           -----------
Net Asset Value                    36.68       38.32                 20.32
Maximum Offering Price             28.84       30.39                 16.34


                                       Aggregate                 Average Annual
                                      Total Return                Total Return
                               ---------------------------   ------------------
                                               Since                  Since
Class B shares:  As a % of         1 Year     3/31/98***            3/31/98***
--------------------------         ------    -----------           -----------
Net Asset Value                    35.71       36.80                 19.57
Redemption at End of Period        30.71       32.80                 17.56


                                       Aggregate                 Average Annual
                                      Total Return                Total Return
                               ---------------------------   ------------------
                                               Since                  Since
Class C shares:  As a % of         1 Year     3/31/98***            3/31/98***
--------------------------         ------    -----------           -----------
Net Asset Value                    35.74       36.72                 19.53
Redemption at End of Period        34.74       36.72                 19.53



* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

** The numbers presented for Class A shares reflect the maximum front-end sales charge currently in effect. Prior to March 3, 1997, a higher maximum front-end sales charge was in effect, so that the total returns achieved by investors may have been lower than those shown above.

*** Commencement of Fund operations or offering of specified class of shares.


      The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]
NVEST FUNDS(SM)
Where The Best Minds Meet(R)
-------------------------------------------------------------------------------

NVEST FUNDS TRUST I
NVEST FUNDS TRUST II
NVEST FUNDS TRUST III

STATEMENT OF ADDITIONAL INFORMATION -- PART II

MAY 1, 2000

      The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III (the "Trusts" and each a "Trust), except for Nvest Access Shares (Nvest Core Equity Fund, Nvest Select Fund, Nvest Stock and Bond Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund), which are not currently being offered to the public. In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2000 (the "Prospectus" or "Prospectuses"). The following Funds are described in this Statement:

SERIES OF NVEST FUNDS TRUST I
-----------------------------
Nvest Strategic Income Fund                                (the "Strategic Income Fund")
Nvest Bond Income Fund                                     (the "Bond Income Fund")
Nvest Municipal Income Fund                                (the "Municipal Income Fund")
Nvest Government Securities Fund                           (the "Government Securities Fund")
Nvest International Equity Fund                            (the "International Equity Fund")
Nvest Growth Fund                                          (the "Growth Fund")
Nvest Capital Growth Fund                                  (the "Capital Growth Fund")
Nvest Balanced Fund                                        (the "Balanced Fund")
Nvest Star Advisers Fund                                   (the "Star Advisers Fund")
Nvest Star Worldwide Fund                                  (the "Star Worldwide Fund")
Nvest Star Small Cap Fund                                  (the "Star Small Cap Fund")
Nvest Star Value Fund                                      (the "Star Value Fund")

SERIES OF NVEST FUNDS TRUST II
------------------------------

Nvest High Income Fund                                     (the "High Income Fund")
Nvest Short Term Corporate Income Fund                     (the "Short Term Corporate Income
                                                              Fund")
Nvest Limited Term U.S. Government Fund                    (the "Limited Term U.S.
                                                              Government Fund")
Nvest Massachusetts Tax Free Income Fund                   (the "Massachusetts Fund")
Nvest Intermediate Term Tax Free Fund of California        (the "California Fund")
Nvest Growth and Income Fund                               (the "Growth and Income Fund")


SERIES OF NVEST FUNDS TRUST III
-------------------------------

Nvest Bullseye Fund                                        (the "Bullseye Fund")
Nvest Equity Income Fund                                   (the "Equity Income Fund")

-------------------------------------------------------------------------------
                         MISCELLANEOUS INVESTMENT PRACTICES
-------------------------------------------------------------------------------


      The following is a list of certain investment practices in which a Fund may engage as SECONDARY investment strategies. A Fund's primary strategies are detailed in its Prospectus.

HIGH INCOME FUND                         STRATEGIC INCOME FUND                       BOND INCOME FUND
----------------                         ---------------------                       ----------------
Various Equity Securities                Various Equity Securities                   Various Equity Securities
U.S. Government Securities               IPOs                                        Asset-backed Securities
Mortgage-backed Securities               When-issued Securities                      Collateralized Mortgage Obligations
Asset-backed Securities                  Asset-backed Securities                     When-issued Securities
Collateralized Mortgage Obligations      Collateralized Mortgage Obligations         Convertible Securities
Stripped Securities                      Repurchase Agreements                       Illiquid Securities
Repurchase Agreements                    Foreign Currency Hedging                    Loans of Portfolio Securities
When-issued Securities                   Transactions                                Short-term Investments
Convertible Securities                   Investments in Closed-end Investment        Money Market Instruments
Foreign Currency Hedging Transactions      Companies                                 Repurchase Agreements
Illiquid Securities                      Futures, Options and Swap Contracts         Structured Notes
Loans of Portfolio Securities            Short Sales Against the Box                 Futures, Options and Swap Contracts
Short-term Investments                   Illiquid Securities                         Depositary Receipts
Money Market Instruments                 Rule 144A Securities (liquidity             Pay-in-kind Securities
Structured Notes                           determination required)                   Stripped Securities
Step Coupon Bonds                        Loans of Portfolio Securities               Zero Coupon Securities
                                         Borrowing/Reverse Repurchase Agreements
                                         Short-term Investments
                                         Money Market Instruments
                                         Step Coupon Bonds

MUNICIPAL INCOME FUND                    SHORT TERM CORPORATE INCOME FUND            LIMITED TERM U.S. GOVERNMENT FUND
---------------------                    --------------------------------            ---------------------------------
Repurchase Agreements                    Convertible Bonds                           Mortgage-backed Securities
Stripped Securities                      Stripped Securities                         Collateralized Mortgage Obligations
When-issued Securities                   Repurchase Agreements                       Stripped Securities
Futures and Options                      When-issued Securities                      Repurchase Agreements
Short-term Investments                   Futures, Options and Swap Contracts         When-issued Securities
Money Market Instruments                 Illiquid Securities                         Foreign Equity Securities
U.S. Government Securities               Short-term Investments                      Foreign Currency Hedging Transactions
Rule 144A Securities (liquidity          Money Market Instruments                    Futures and Options
  determination required)                Zero Coupon Securities                      Illiquid Securities
                                         Structured Notes                            Rule 144A Securities (liquidity
                                         Non-Convertible Preferred Stocks,             determination required)
                                           Notes or Bonds                            Loans of Portfolio Securities
                                         Step Coupon Bonds                           Short-term Investments
                                         Loans of Portfolio Securities               Money Market Instruments
                                                                                     Foreign Bonds

GOVERNMENT SECURITIES FUND               MASSACHUSETTS FUND                          CALIFORNIA FUND
Repurchase Agreements                    U.S. Government Securities                  U.S. Government Securities
When-issued Securities                   Mortgage-related Securities                 Mortgage-related Securities
Futures and Options                      Stripped Securities                         Stripped Securities
Money Market Instruments                 Repurchase Agreements                       Repurchase Agreements
                                         When-issued Securities                      When-issued Securities
                                         Futures and Options                         Futures and Options
                                         Illiquid Securities                         Illiquid Securities
                                         Rule 144A Securities (liquidity             Rule 144A Securities (liquidity
                                           Determination required)                     determination required)
                                         Money Market Instruments                    Money Market Instruments
                                         Pay-in-kind Securities                      Pay-in-kind Securities
                                         Borrowing/Reverse Repurchase                Borrowing/Reverse Repurchase
                                           Agreements                                 Agreements

BULLSEYE FUND                            INTERNATIONAL EQUITY FUND                   GROWTH FUND
-------------                            -------------------------                   -----------
Various Equity Securities                Various Foreign Equity Securities           Various Equity Securities
IPOs                                     Foreign IPOs                                IPOs
U.S. Government Securities               Lower-quality Foreign Fixed Income          Corporate Fixed Income Securities
Repurchase Agreements                      Securities                                  (investment grade)
When-issued Securities                   Repurchase Agreements                       U.S. Government Securities
Foreign Securities (Equity Securities,   Zero Coupon Securities                      Repurchase Agreements
  Supranational Agencies)                When-issued Securities                      Zero Coupon Securities
Securities of Emerging Markets           Foreign Currency Hedging Transactions       Convertible Securities
Foreign Currency Hedging Transactions    Foreign Corporate Bonds                     Futures, Options and Swap Contracts
Futures, Options and Swap Contracts      Foreign Convertible Bonds                   Short Sales Against the Box
Short Sales Against the Box              Foreign Government Bonds                    Illiquid Securities
Illiquid Securities                      Supranational Agencies                      Rule 144A Securities (liquidity
Rule 144A Securities (liquidity          Foreign Warrants                              determination required)
  determination required)                Investments in Other Investment             Borrowing/Reverse Repurchase Agreements
Loans of Portfolio Securities              Companies                                 Short-term Investments
Borrowing/Reverse Repurchase Agreements  Futures, Options and Swap Contracts         Money Market Instruments
Short-term Investments                   Short Sales Against the Box
Money Market Instruments                 Illiquid Securities
Foreign Bonds                            Rule 144A Securities (liquidity
                                           determination required)
                                         Loans of Portfolio Securities
                                         Borrowing/Reverse Repurchase Agreements
                                         Short-term Investments
                                         Money Market Instruments

GROWTH AND INCOME FUND                   CAPITAL GROWTH FUND                         BALANCED FUND
----------------------                   -------------------                         -------------
Various Equity Securities                Various Equity Securities                   Various Equity Securities
IPOs                                     IPOs                                        IPOs
Corporate Fixed Income Securities        Corporate Fixed Income Securities           Non-Non-Convertible Preferred Stock
  (investment grade)                       (investment grade)                        Lower Quality Corporate Fixed
U.S. Government Securities               U.S. Government Securities                    Income Securities
Zero Coupon Securities                   Repurchase Agreements                       Repurchase Agreements
Repurchase Agreements                    Zero Coupon Securities                      Investments in Other Investment
Convertible Securities                   Convertible Securities                        Companies
Foreign Securities (Foreign Equity       Foreign Securities (Foreign Equity          Futures, Options and Swap
  Securities, Supranational Agencies,      Securities, Supranational Agencies,       Contracts
  Depositary Receipts)                     Depositary Receipts)                      Short Sales Against the Box
Foreign Currency Hedging Transactions    Foreign Currency Hedging Transactions       Illiquid Securities
Investments in Other Investment          Investments in Other Investment             Borrowing/Reverse Repurchase
  Companies                                Companies                                   Agreements
Futures, Options and Swap Contracts      Futures, Options and Swap Contracts         Short-term Investments
Illiquid Securities Rule 144A            Short Sales Against the Box                 Money Market Instruments
  Securities (liquidity determination    Illiquid Securities Rule 144A               Securities of Emerging Markets
  required)                                Securities (liquidity determination
Borrowing                                  required)
Short-term Investments                   Loans of Portfolio
Money Market Instruments                 Securities
Foreign Bonds                            Borrowing/Reverse Repurchase
                                         Agreements
                                         Short-term Investments
                                         Money Market Instruments
                                         Foreign Bonds


EQUITY INCOME FUND
------------------
Various Equity Securities
Lower Quality Corporate Fixed
  Income Securities
U.S. Government Securities
Repurchase Agreements
Zero Coupon Securities
Securities of Emerging Markets
Foreign Currency Hedging Transactions
Investments in Other Investment
  Companies
Futures, Options and Swap Contracts
Short Sales Against the Box
Illiquid Securities
Rule 144A Securities (liquidity
  determination required)
Loans of Portfolio Securities
Borrowing/Reverse Repurchase Agreements
Short-term Investments
Money Market Instruments
Foreign Bonds
When-issued Securities


The following is a list of some of the investment practices employed by the various subadvisers of Nvest Star Funds as SECONDARY strategies. Due to the multi-subadviser approach of Nvest Star Funds, investing in a certain security may be a primary strategy for one segment of the Fund and a SECONDARY strategy for another segment of such Fund.

STAR ADVISERS FUND                       STAR WORLDWIDE FUND                         STAR SMALL CAP FUND
------------------                       -------------------                         -------------------
Various Equity Securities                Various Equity Securities                   Various Equity Securities
IPOs                                     IPOs                                        IPOs
U.S. Government Securities               U.S. Government Securities                  U.S. Government Securities
Repurchase Agreements                    Repurchase Agreements                       Repurchase Agreements
Structured Notes                         Structured Notes                            Structured Notes
Zero Coupon; Pay-in Kind;                Zero Coupon and Strips                      When-issued Securities
  Step Coupon and Strips                 When-issued Securities                      Foreign Currency Hedging Transactions
When-issued Securities                   Foreign Currency Hedging Transactions       Privatizations
Foreign Currency Hedging Transactions    Privatizations                              Investments in Other Investment
Privatizations                           Investments in Other Investment               Companies
Investments in Other Investment            Companies                                 Futures, Options and Swap Contracts
  Companies                              Futures, Options and Swap Contracts         Short Sales Against the Box
Futures, Options and Swap                Short Sales Against the Box                 Illiquid Securities Rule 144A
Contracts                                Illiquid Securities Rule 144A                 Securities  (liquidity determination
Short Sales Against the Box                Securities (liquidity determination         required)
Illiquid Securities Rule 144A              required)                                 Borrowing/Reverse Repurchase
  Securities (liquidity determination    Borrowing/Reverse Repurchase                  Agreements
  required)                                Agreements                                Short-term Investments
Borrowing/Reverse Repurchase             Short-term Investments                      Money Market Instruments
  Agreements                             Money Market Instruments                    Mortgage- and Asset-backed Securities
Short-term Investments                   Loans of Portfolio Securities               Loans of Portfolio Securities
Money Market Instruments                 Mortgage- and Asset-backed Securities       Foreign Bonds
Loans of Portfolio Securities            Foreign Bonds                               Collateralized Mortgage Obligations
Mortgage- and Asset backed Securities    Step Coupon Bonds                           Step Coupon Bonds
Foreign Bonds                            Pay-in-kind Securities                      Pay-in-kind Securities
Collateralized Mortgage Obligations      Foreign Currency Speculation                Foreign Currency Speculation Transaction
Foreign Securities (Equity Securities,     Transactions                              Zero Coupon Securities
  Supranational Agencies)                Collateralized Mortgage Obligations         Stripped Securities
Securities of Emerging Markets           Foreign Securities (Supranational           Convertible Bonds
Foreign Depositary Receipts                Agencies, Emerging Markets)               Foreign Securities (Equity Securities,
Foreign Currency Speculation             Convertible Preferred Stocks                  Emerging Markets, Depositary Receipts,
  Transactions                                                                         Supranational Agencies)

STAR VALUE FUND
---------------
Various Equity Securities
IPOs
Corporate Fixed Income Securities
  (investment grade)
U.S. Government Securities
Repurchase Agreements
Zero Coupon Securities
When-issued Securities
Convertible Securities
Foreign Currency Hedging Transactions
Foreign Securities (Depositary Receipts)
Investments in Other Investment
  Companies
Futures, Options and Swap Contracts
Short Sales Against the Box
Illiquid Securities Rule 144A
  Securities (liquidity determination
  required)
Borrowing/Reverse Repurchase Agreements
Short-term Investments
Money Market Instruments
Foreign Bonds
Lower Quality Fixed-Income Securities


       The following is a description of the various investment practices in which a Fund may engage, whether as a primary or secondary strategy:


Equity Securities Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

O Small Companies - A Fund may invest in companies with relatively small capitalization. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.


O Warrants - A Fund may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.


O Real estate investment trusts (REITs) - Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with the investments in real estate. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

Initial Public Offerings Funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. Although the Funds will make diligent efforts to research a company prior to purchasing IPO securities, including reviewing the company's prospectus, there is no guarantee against significant losses. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.


Fixed-income Securities A Fund may invest in fixed-income securities. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of your shares will vary as a result of changes in the value of the bonds and other securities in a Fund's portfolio.

Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. In the case of municipal bonds, the issuer may make these payments from money raised through a variety of sources, including
(1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or (3) a particular facility or project such as a highway. The ability of an issuer of municipal bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

Lower Quality Fixed-income Securities Fixed-income securities rated BB or lower by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P") or Ba or lower by Moody's Investor's Service, Inc. ("Moody's") (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings" and "Appendix D - Average Monthly Portfolio Composition Tables."

Structured Notes Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the Standard & Poor's Composite Index of 500 Stocks ("S&P 500")) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the fund's exposure to changes in the value of assets that the fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the fund's portfolio as a whole.


Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. (The Funds are not permitted to invest more than 15% of their net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's or subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's or subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply.


U.S. Government Securities Certain Funds may invest in some or all of the following U.S. government securities:

O U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States government.

O U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States government.


O "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single, family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.


O "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government.

O "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States government.

      U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.



Tax Exempt Bonds Certain Funds may invest in tax exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in relevant Prospectuses.

      These Funds may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users.

      The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. The characteristics and methods of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

      Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

      The ratings of Moody's and S&P represent their opinions and are not absolute standards of quality. Tax exempt bonds with the same maturity, interest rate and rating may have different yields while tax exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

      Although the yield of a tax-exempt Fund generally will be lower than that of a taxable income Fund, the net after-tax return to investors may be greater. The table below illustrates what tax-free investing can mean. It shows what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 8%, under current federal tax rates. You can see that as your tax rate goes up, so do the benefits of tax-free income. For example, a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0%. This example and the following table do not take into account the effect of state or local income taxes, if any, or federal income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or the federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity" bonds (see the section entitled "Income Dividends, Capital Gains Distributions and Tax Status"). Also, a portion of the Fund's distributions may consist of ordinary income or short-term or long-term capital gains and will be taxable to you as such.


                       TAXABLE EQUIVALENT YIELDS - MUNICIPAL INCOME FUND
           TAXABLE INCOME*                                    IF TAX EXEMPT YIELD IS
-----------------------------------     FEDERAL     -------------------------------------------
                                        MARGINAL     4.0%     5.0%     6.0%     7.0%     8.0%
SINGLE RETURN($)    JOINT RETURN($)    TAX RATE**   THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
-----------------------------------------------------------------------------------------------
   0 - 26,250         0 - 43,850         15.00%      4.71%    5.88%    7.06%    8.24%    9.41%
    26,251 -           43,851 -          28.00%      5.56%    6.94%    8.33%    9.72%   11.11%
     63,550            105,950
    63,551 -          105,951 -          31.00%      5.80%    7.25%    8.70%   10.14%   11.59%
     132,600           161,450
    132,601 -         161,451 -          36.00%      6.25%    7.81%    9.38%   10.94%   12.50%
     288,350           288,350
   288,351 and       288,351 and         39.60%      6.62%    8.28%    9.93%   11.59%   13.25%
      over               over

 * This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code").
** These rates do not reflect any potential state income tax.

      Obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

      All debt securities, including tax exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt bonds at the end of each calendar quarter.


State Tax Exempt Securities Certain Funds may invest in "State Tax Exempt Securities" which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and state personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in the Fund's Prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

      In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax and State personal income taxes (other than any alternative minimum taxes).


      There are, of course, variations in the quality of State Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).


      The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the State Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.


      Although the yield of a tax exempt Fund generally will be lower than that of a taxable income Fund, the net after-tax return to investors may be greater. The tables below illustrate what tax-free investing can mean for you. It does not take into account the effect of income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or any alternative minimum tax. Also, a portion of the Funds' distributions may consist of ordinary income, short-term capital gain or long-term capital gain and will be taxable to you as such. The tables show, for different assumed levels of taxable income and marginal tax rates, the equivalent taxable yield that would be required to achieve certain levels of tax exempt yield. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.

                                      TAX FREE INVESTING


MASSACHUSETTS FUND                     2000
                                     COMBINED
            TAXABLE INCOME*           MA AND               IF TAX EXEMPT YIELD IS
------------------------------------  FEDERAL    --------------------------------------------
     SINGLE              JOINT          TAX      4.00%    5.00%     6.00%    7.00%    8.00%
    RETURN ($)         RETURN($)      BRACKET**  THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
---------------------------------------------------------------------------------------------
   0 - 26,250          0 - 43,850      20.06%    5.00%    6.25%     7.50%    8.75%    10.00%
    26,251 -            43,851 -       32.28%    5.90%    7.38%     8.85%   10.33%    11.80%
     63,550             105,950
63,551 - 132,600       105,951 -       35.11%    6.16%    7.71%     9.24%   10.78%    12.31%
                        161,450
   132,601 -           161,451 -       39.81%    6.64%    8.30%     9.96%   11.62%    13.28%
    288,350             288,350
288,351 and over    288,351 and over   43.19%    7.03%    8.79%    10.55%   12.31%    14.07%



CALIFORNIA FUND                           2000
                                        COMBINED
            TAXABLE INCOME*            FEDERAL AND             IF TAX EXEMPT YIELD IS
------------------------------------   CALIFORNIA   --------------------------------------------
     SINGLE                JOINT        MARGINAL    4.00%    5.00%     6.00%     7.00 %    8.00%
   RETURN ($)            RETURN ($)    TAX RATE**    THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
------------------------------------------------------------------------------------------------
    0-5,264             0-10,528        15.85%      4.75%    5.94%     7.13%     8.32%     9.51%
 5,265-12,477         10,529-24,954     16.70%      4.80%    6.00%     7.20%     8.40%     9.60%
 12,478-19,692        24,955-39,384     18.40%      4.90%    6.13%     7.35%     8.58%     9.80%
 19,693-25,750        39,385-43,050     20.10%      5.01%    6.26%     7.51%     8.76%    10.01%
 25,751-27,337        43,051-54,674     32.32%      5.91%    7.39%     8.87%    10.34%    11.82%
 27,338-34,548        54,675-69,096     33.76%      6.04%    7.55%     9.06%    10.57%    12.08%
 34,549-62,450       69,097-104,050     34.70%      6.13%    7.66%     9.19%    10.72%    12.25%
62,451-130,250       104,051-158,550    37.42%      6.39%    7.99%     9.59%    11.19%    12.78%
130,251-283,150      158,551-283,150    41.95%      6.89%    8.61%    10.34%    12.06%    13.78%
  283,151 and          283,151 and      45.22%      7.30%    9.13%    10.95%    12.78%    14.60%
     over                 over

*  This amount represents taxable income as defined in the Code and the Massachusetts and
   California tax law. Note that Massachusetts and California taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for
   1999. These rates include the effect of deducting state taxes on a federal return.

      These Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

      Securities in which the Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.


      The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Fund.


Mortgage-related Securities Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.


An Adjustable Rate Mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, assets such as automobile and credit card receivables are being securitized in pass- through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMO") A CMO is a security backed by a portfolio of mortgages or mortgage securities held under an indenture. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.


"Stripped" Securities Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Zero-coupon Securities; Pay-in-kind and Step Coupon Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon and pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-issued Securities Each Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Repurchase Agreements Certain Funds may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States government, the obligation of the seller is not guaranteed by the United States government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements Each Fund may enter into reverse repurchase agreements. However, a Fund may not engage in reverse repurchase agreements in excess of 5% of the applicable Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.


Convertible Securities Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Foreign Securities Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

      Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.


      In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.


      There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

      Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      Certain Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

      In addition, certain Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

      In determining whether to invest in securities of foreign issuers, Nvest Funds Management, L.P. ("Nvest Management") or the subadviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

Foreign Currency Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

      A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures, Options and Swap Contracts" below.

Privatizations In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, or the terms of participation may be less advantageous than for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Investments in Other Investment Companies Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical or efficient way for a Fund to invest in such countries. In other cases, where a Fund's subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, the Fund will indirectly bear its share of the expenses of that investment company. These expenses are in addition to the Fund's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

Futures, Options and Swap Contracts

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 futures trade in contracts equal to $500 multiplied by the S&P 500.

      When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

      Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

      Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

OPTIONS An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

      An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

      A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

      A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

      Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

      The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

      Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

      As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

      Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

      A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

      Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

      Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      All call options written by a Fund on foreign currencies will be "covered." A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

FUTURES AND OPTIONS ON TAX-EXEMPT BONDS AND BOND INDICES Municipal Income Fund, Massachusetts Fund and California Fund may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Fund's net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

SWAP CONTRACTS Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

RISKS The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

      Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

      The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

      The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

      Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

      Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

      An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the International Equity Fund purchases foreign stock index futures.

      The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.


OVER-THE-COUNTER OPTIONS An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

      The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the investment restrictions prohibiting the Government Securities Fund from investing more than 15% of its net assets in illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although Back Bay Advisors, L.P. ("Back Bay Advisors"), the Government Securities Fund's subadviser, does not believe that over-the-counter options on U.S. government securities are generally illiquid, the Fund has agreed that pending resolution of this issue it will conduct its operations in conformity with the views of the SEC staff on such matters.


      Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Back Bay Advisors. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

ECONOMIC EFFECTS AND LIMITATIONS Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax exempt bonds for that purpose.

      The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

FUTURE DEVELOPMENTS The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.


Short Sales Certain Funds may sell securities short against the box, that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. A Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in equal amount to, the securities sold short.

      In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

            Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Star Advisers Fund, Star Small Cap Fund and Star Worldwide Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.

Illiquid Securities (Rule 144 and Section 4(2) Commercial Paper) Illiquid securities are those which are not readily resaleable, which may include securities whose disposition is restricted by federal securities laws.


      Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless a subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue of Rule 144A securities is liquid. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.


Loans of Portfolio Securities Certain Funds may lend up to 33 1/3% of their total assets (taken at current value) in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. These Funds will continue to benefit from interest or dividends on the securities loaned and may also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction listed in Part I of this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Boards of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

      These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.


Short-Term Trading Certain Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any subadviser's investment discretion in managing its segment or segments of a Fund's assets.

Money Market Instruments A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal and that the Fund will be able to maintain the net asset value of its shares at $1.00, although this value cannot be guaranteed.

      Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Temporary Strategies A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy a Fund temporarily may hold cash (U. S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U. S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

      In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money instruments. The use of defensive strategies may prevent a Fund from achieving its goal.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUSTS
--------------------------------------------------------------------------------

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of the shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees

      Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during at least the past five years are listed below. Those marked with an asterisk (*) may be deemed to be an "interested person" of the Trusts as defined in the Investment Company Act of 1940 (the "1940 Act").


GRAHAM T. ALLISON, JR. -- Trustee (60); 79 John F. Kennedy Street, Cambridge,
      Massachusetts 02138; Member of the Contract Review and Governance Committee for the Trusts; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (55); 452 Fifth Avenue, New York, New York 10018;
      Member of the Audit Committee for the Trusts; President and CEO, Cain Brothers & Company, Incorporated (investment banking); Trustee, Universal Health Realty Income Trust (Exchange), Norman Rockwell Museum, Sharon Health Corporation and National Committee for Quality Healthcare (all not-for-profit organizations);

KENNETH J. COWAN -- Trustee (68); One Beach Drive, S.E. #2103, St. Petersburg,
      Florida 33701; Chairman of the Contract Review and Governance Committee for the Trusts; Retired; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (56); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
      20004; Member of the Contract Review and Governance Committee for the Trusts; Partner, The Carlyle Group (investments); Public Service Professor, Harvard Graduate School of Government; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Managing Director, Shearson Lehman Brothers (Investments).

SANDRA O. MOOSE -- Trustee (58); Exchange Place, Boston, Massachusetts 02109;
      Member of the Audit Committee for the Trusts; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation (communications services); Director, Rohm and Haas Company (specialty chemicals); Trustee, Boston Public Library Foundation; Board of Overseers, Museum of Fine Arts and Beth Israel/New England Deaconess Hospital; Director, Harvard Graduate School Society Council; Member, Visiting Committee, Harvard School of Public Health.

JOHN A. SHANE -- Trustee (67); 200 Unicorn Park Drive, Woburn, Massachusetts
      01801; Member of the Audit Committee for the Trusts; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Arch Communications Group, Inc. (paging service); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, United Asset Management Corporation (holding company for institutional money management firms).

*PETER S. VOSS -- Chairman of the Board, Chief Executive Officer and
      Trustee (53); Chairman of the Board and Director, President and Chief Executive Officer, Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"); Chairman of the Board and Director, President and Chief Executive Officer, Nvest Corporation; Director, Nvest Services Company; Director, Nvest Distribution Corporation; Director of various affiliates of Nvest Management; formerly, Director, New England Financial; Board Member, Investment Company Institute and United Way of Massachusetts Bay; Committee Member, New York Stock Exchange Listed Company Advisory Committee.

PENDLETON P. WHITE -- Trustee (69); 6 Breckenridge Lane, Savannah, Georgia
     31411; Member of the Contract Review and Governance Committee for the Trusts; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).


 The Contract Review and Governance Committee of the Nvest Funds is comprised solely of disinterested Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds.


The Audit and Transfer Agent and Shareholders Services Committee of the Nvest Funds is comprised solely of disinterested trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and polices, regulations of the SEC and Internal Revenue Service (the "IRS") as well as operational issues relating to the transfer agent.


Officers

      Officers of the Trusts, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during at least the past five years are listed below.


THOMAS P. CUNNINGHAM - Treasurer (54); Senior Vice President, Nvest Services
     Company; Senior Vice President, Nvest Management; formerly, Vice President, Allmerica Financial Life Insurance and Annuity Company, formerly, Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

JOHN E. PELLETIER - Secretary and Clerk (35); Director, Nvest Distribution
     Corporation; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Funds Distributor, L.P.; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Management; Executive Vice President, General Counsel, Secretary and Clerk, Nvest Services Company; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Vice President and General Counsel, Boston Institutional Group (mutual funds service company); formerly, Senior Vice President and General Counsel, Financial Research Corporation.


      Each person listed above holds the same position(s) with all three Trusts. Previous positions during the past five years with New England Financial or Metropolitan Life Insurance Company ("MetLife"), Nvest Funds Distributor, L.P. or Nvest Management are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which Nvest Funds Distributor, L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trusts is 399 Boylston Street, Boston, Massachusetts 02116.

Trustee Fees

      The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.


      Each trustee who is not an interested person of the Trusts receives, in the aggregate for serving on the Board of Trustees of the Trusts and Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (all five trusts collectively, the "Nvest Funds Trusts"), comprising as of March 31, 2000 a total of 22 mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.


      During the fiscal year ended December 31, 1999, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other Nvest Funds Trusts.


                                                                          Pension or
                           Aggregate       Aggregate       Aggregate      Retirement
                          Compensation    Compensation    Compensation     Benefits                       Total
                             from            from            from         Accrued as    Estimated     Compensation
                             Nvest           Nvest           Nvest          Part of       Annual        from the
                             Funds           Funds           Funds           Fund        Benefits      Nvest Funds
                            Trust I        Trust II        Trust III       Expenses       Upon           Trusts
 Name of Trustee            in 1999*        in 1999*        in 1999*         in 1999    Retirement      in 1999*
 ---------------          -----------     ------------    ------------    ----------    ----------    ------------
Graham T. Allison, Jr.      $40,775         $11,090         $1,552            $0           $0            $60,000
Daniel M. Cain              $43,623         $11,740         $1,597            $0           $0            $64,000
Kenneth J. Cowan            $43,623         $11,740         $1,597            $0           $0            $64,000
Richard Darman              $40,775         $11,090         $1,552            $0           $0            $60,000
Sandra O. Moose             $40,775         $11,090         $1,552            $0           $0            $60,000
John A. Shane               $40,775         $11,090         $1,552            $0           $0            $60,000
Pendleton P. White          $40,775         $11,090         $1,552            $0           $0            $60,000

* Amounts include payments deferred by Trustees for 1999. The total amount of deferred compensation for all periods to date accrued for the Trustees follows: Allison ($810, 057); Cain ($16,000); Cowan ($55,777);
  Darman ($15,000).

      The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees. Each Fund will make an investment in the selected Fund (s) in an amount equal to its pro rata share of the deferred fees. [ As a result of this arrangement, each Fund, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates.

     At April 1, 2000, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.


Advisory and Subadvisory Agreements

      Each Fund's advisory agreement between the Fund and Nvest Management (between the Fund and Capital Growth Management Limited Partnership ("CGM"), in the case of Growth Fund) provides that the adviser (Nvest Management or CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. Nvest Management is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.


      Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently between the Fund's Class A, Class B and Class C shares, on the one hand, and Class Y shares on the other hand.

      Each Fund's advisory agreement and (except in the case of Growth Fund) each Fund's subadvisory agreement(s) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the relevant Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each Trust has received an exemptive order from the SEC which permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes. Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.


      Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


      Nvest Management, formed in 1995, is a limited partnership whose sole general partner, Nvest Distribution Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies. Nvest Distribution Corporation is also the sole general partner of Nvest Funds Distributor, L.P. (the "Distributor") and the sole shareholder of Nvest Services Company, Inc. the transfer and dividend disbursing agent of the Funds. Nvest Companies owns the entire limited partnership interest in each of Nvest Management and the Distributor Nvest Services Company has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to Boston Financial Data Services, Inc. Nvest Services Company, Inc. will also do business as Nvest Services Company and Nvest Services Co.

      Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a stock life insurance company, which is wholly-owned by MetLife, Inc., a publicly traded corporation. MetLife owns approximately 47% (and in the aggregate, directly and indirectly, approximately 48%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.. The eighteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $133 billion of assets under management or administration as of December 31, 1999.

      Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors specializes in fixed-income management and provides investment management services to institutional clients, including other registered investment companies and accounts of New England Financial and its affiliates.

      Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. These clients include some accounts of New England Financial and MetLife and their affiliates. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Loomis Sayles.


      CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Nvest Companies owns a majority limited partnership interest in CGM. Prior to March 1, 1990, Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, Nvest Zenith Fund's Capital Growth Series and Nvest Variable Annuity Fund I. CGM also provides investment advice to other mutual funds and other institutional and individual clients.

      Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients, including accounts of New England Financial and its affiliates. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Westpeak.


      Kobrick Funds LLC ("Kobrick"), a Delaware limited liability company, was formed to succeed to the business a predecessor limited liability company also named Kobrick Funds LLC (the "Kobrick Predecessor"). The Kobrick Predecessor was formed in 1998 as the result of a reorganization of its predecessor, Kobrick-Cendant Funds, Inc., an investment manager. Kobrick is a wholly-owned subsidiary of Nvest Companies engaged in the business of investment management.

      Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Janus mutual funds and to other mutual funds, individual, charitable, corporate and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI"), a publicly traded holding company, owns approximately 82% of the outstanding voting stock of Janus Capital, indirectly through its wholly-owned subsidiary, Stilwell Financial, Inc. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and by agreement with KCSI, selects a majority of Janus Capital's Board. KSCI has announced its intention to spin off its financial services subsidiaries, which it expects to complete in the first half of 2000.

      Jurika & Voyles, L.P., ("Jurika & Voyles") founded in 1983, has discretionary management authority with respect to assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles is a wholly-owned subsidiary of Nvest Companies engaged in the business of investment management.


            Harris Associates L.P. ("Harris Associates") was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

            Montgomery Asset Management, LLC ("Montgomery"), a Delaware limited liability company, was formed in 1997 as an investment adviser. Montgomery is the successor to Montgomery Asset Management, L.P., a California limited partnership formed in 1990. Montgomery is a wholly-owned subsidiary of Commerzbank AG, a German commercial bank.


      RS Investment Management, L.P. ("RS Investment Management") (formerly, Robertson, Stephens & Company Investment Management, L.P.) was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. and its subsidiary, RS Investment Management, from BankAmerica Corporation.


      Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. VNSM is a limited partnership whose sole general partner Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in VNSM.

      Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Funds may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. The Trusts' trustees are of the view that the benefits of retaining Back Bay Advisors as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.

      Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Pasadena, Boston and Detroit offices of Loomis Sayles make the investment decisions for the Balanced Fund. The Detroit office of Loomis Sayles makes the investment decisions for the segments of the Star Advisers and Star Value Funds' portfolios that are managed by Loomis Sayles. The Boston office makes the investment decisions for Strategic Income Fund and the segment of the Star Small Cap Fund portfolio that is managed by Loomis Sayles. The San Francisco office makes the investment decisions for the International Equity Fund and the segment of the Star Worldwide portfolio that is managed by Loomis Sayles. The New York office makes the investment decisions for High Income Fund. These offices make investment decisions for the relevant Fund independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which Balanced, Star Advisers, Star Small Cap, Star Value, Star Worldwide, High Income, Strategic Income and International Equity Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the Trusts' trustees that the desirability of retaining Loomis Sayles as subadviser for Strategic Income, Balanced, Star Advisers, Star Small Cap, Star Value, Star Worldwide, High Income and International Equity Funds outweighs the disadvantages, if any, which might result from these practices.


      Certain officers and trustees of the Growth Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Growth Fund also invests. If the Growth Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Growth Fund purchases or sells. In other cases, however, it is believed that these practices may benefit Growth Fund. It is the opinion of the trustees of Trust I that the desirability of retaining CGM as adviser for the Growth Fund outweighs the disadvantages, if any, which might result from these practices.

      The segment of the Star Advisers Fund managed by Kobrick and one or more of the other mutual funds or clients to which Kobrick serves as investment adviser, may from time to time, purchase or sell the same securities or have the same securities under consideration for purchase or sale. In those instances when securities transactions are carried on at the same time on behalf of the Fund and such other mutual funds and accounts, transactions in such securities for such accounts may be grouped with securities transactions carried out on behalf of the Fund. The practice of grouping orders of various accounts will be followed in order to obtain benefit of best prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions will be allocated as to amount and price in a manner considered equitable to each account so that each receives, to the extent practicable, the average price for such transactions. Transactions will not be grouped unless it is Kobrick's judgment that such aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for the Fund. The books and records of the Fund and any such other account will separately reflect, for each account, the orders of which are aggregated and the securities held by and bought and sold for that account.

      Janus Capital performs investment advisory services for other mutual funds, individual, charitable, corporate and retirement accounts, as well as for its segment of Star Advisers Fund. Although the overall investment objectives of the Fund may differ from the objectives of the other investment accounts and other funds served by Janus Capital, there may be securities that are suitable for the portfolio of the Fund as well as for one or more of the other funds or the other investment accounts. Therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other funds or other investment accounts. To the extent that the Fund and one or more of the other funds or other investment accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases, the purchase and sale transactions are allocated among the Fund, the other funds and the other investment accounts in a manner believed by the management of Janus Capital to be equitable to each. It is the opinion of the trustees of Trust I that the desirability of retaining Janus Capital as a subadviser to Star Advisers Fund outweighs the disadvantages, if any, which might result from these procedures.

      Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which Growth and Income Fund, Capital Growth Fund, and Star Value Fund (Westpeak segment) also may invest. When the Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each (or if filled over the course of more than one day, allocated randomly using algorithms generated by its trade order management system). It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds or the price at which a security may be sold. It is the opinion of the trustees of the Trusts that the desirability of retaining Westpeak as subadviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

      Certain officers and employees of Jurika & Voyles have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Jurika & Voyles) that may invest in securities in which the Bullseye Fund may invest. Where Jurika & Voyles determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Jurika & Voyles to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Jurika & Voyles will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, and the relative amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Jurika & Voyles' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Fund to participate in larger volume transactions in this manner will in some cases produce better executions for the Fund. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Jurika & Voyles as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.

            Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which Star Advisers Fund, Star Worldwide Fund, Star Value Fund and/or Star Small Cap Fund may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold. The trustees of Trust I are of the view that the benefits of retaining Harris Associates as a subadviser to Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund outweigh the disadvantages, if any, that might result from participating in such transactions.

            In addition to managing segments of Star Worldwide Fund and Star Small Cap Fund portfolios, Montgomery serves as investment adviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Montgomery may effect purchases and sales of the same investment securities for Star Worldwide Fund and/or Star Small Cap Fund and for one or more other investment accounts. In such cases, it will be the practice of Montgomery to allocate the purchase and sale transactions among the Funds and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Funds and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Funds and each account, the size of investment commitments generally held by the Funds and each account and the opinions of the persons at Montgomery responsible for selecting investments for the Funds and the accounts. It is the opinion of the trustees of Trust I that the desirability of retaining Montgomery as a subadviser to Star Worldwide Fund and Star Small Cap Fund outweighs the disadvantages, if any, which might result from these procedures.


      In addition to managing a segment of Star Value Fund portfolio and Equity Income Fund, VNSM serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. It is the opinion of the trustees of the Trusts that the desirability of retaining VNSM as a subadviser to Star Value Fund and Equity Income Fund outweighs the disadvantages, if any, which might result from these procedures.


      Investment decisions for its segment of Star Small Cap Fund and for other investment advisory clients of RS Investment Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investment Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investment Management employs staffs of portfolio managers who draw upon a variety of resources for research information. It is the opinion of the trustees of Trust I that the desirability of retaining RS Investment Management as a subadviser to Star Small Cap Fund outweighs the disadvantages, if any, which could result from these procedures.


      Nvest Management believes that Star Funds' multi-adviser approach to equity investing -- one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios -- offers a different investment opportunity than funds managed by a single adviser using a single style. Nvest Management believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, past results should not be considered a prediction of future performance, and there is no assurance that a Fund will in fact achieve superior results over any period of time.


      On a daily basis, capital activity will be allocated equally by Nvest Management among the segments of each Star Fund. However, Nvest Management may, subject to review of the Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary, if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments. For example, as of March 31, 2000, the percentages of Star Advisers Fund's net assets held in the segments of the Fund managed by Harris Associates, Kobrick, Janus Capital and Loomis Sayles were 11%, 32%, 42% and 15%, respectively. As of March 31, 2000, the percentages of Star Worldwide Fund's net assets held in the segments of the Fund managed by Harris Associates (international segment), Harris Associates (domestic segment), Montgomery, and Loomis Sayles were 20%, 16%, 25% and 39%, respectively. As of March 31, 2000, the percentages of the Star Small Cap Fund's net assets held in the segment of the Fund managed by RS Investment Management, Montgomery, Loomis Sayles and Harris Associates were 42%, 16%, 30%, and 12%, respectively. As of March 31, 2000, the percentages of Star Value Fund's net assets held in the segments of the Fund managed by Harris Associates, VNSM, Loomis Sayles and Westpeak were 25%, 25%, 25% and 25%, respectively.


      Although it reserves the right to do so, subject to the review of the Trust's trustees, Nvest Management does not intend to reallocate the assets of any Fund among the segments to reduce differences in size.


      Nvest Management oversees the portfolio management services provided to the Funds by each of the subadvisers. Subject to the review of the Trust's trustees, Nvest Management monitors each subadviser to assure that the subadviser is managing its segment of a Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Nvest Management and Nvest Services Company also provide each Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. Nvest Management does not, however, determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two different segments of a Star Fund or may be acquired for one segment of the Star Fund at a time when the subadviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the equity markets is appropriate. Because each subadviser directs the trading for its segment of a Star Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

      Nvest Management may terminate any subadvisory agreement without shareholder approval. In such case, Nvest Management may either enter into an agreement with another subadviser to manage the Fund or Star Fund segment or will allocate the segment's assets among the other segments of the Star Fund.

      Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.


      The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

      Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's distributor (Nvest Funds Distributor, L.P.) monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by the distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the trustees who are not interested persons of the relevant Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees").

      Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. After the first year for Class A, Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts.


      The Service Fee may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

      To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable under the relevant Plan for that year, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect. The amounts of unreimbursed Class A expenses carried over into 1999 from previous plan years for the Stock Funds were as follows:
$563,284 for Capital Growth Fund, $2,041,399 for Balanced Fund, $2,030,882 for Growth Fund, $514,256 for International Equity Fund and $1,651,994 for Star Value Fund. The Class B and C service fees for all Funds which have such classes of shares, and the Class A service fee for Growth and Income Fund, are payable regardless of the amount of the Distributor's related expenses. The amounts of unreimbursed expenses carried over into 1999 from previous plan years with respect to the Class A shares of the Bond Funds are as follows: $1,583,658 for Government Securities Fund; $2,272,723 for the Limited Term U.S. Government Fund; $1,929,283 for Short Term Corporate Income Fund; $1,919,349 for Bond Income Fund; and $1,700,600 for Municipal Income Fund.

      Class A shares of Limited Term U.S. Government Fund and Massachusetts Tax Free Income Fund pay a monthly distribution fee at an annual rate not to exceed 0.10% of each Fund's average daily net assets. This fee is payable only to reimburse the Distributor for expenses incurred in connection with the distribution of each Fund's shares, but unreimbursed expenses can be carried forward into future years.

      Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer.

      Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the relevant Trust shall be committed to the discretion of such disinterested persons.


      The Distributor has entered into selling agreements with investment dealers, including New England Securities, MetLife Securities,and Nathan & Lewis Securities, Inc., affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of New England Securities, MetLife Securities and Nathan & Lewis Securities, Inc. who are also employees of Nvest Associates, Inc. ("Nvest Associates"), an indirect, wholly-owned subsidiary of Nvest Companies. Nvest Associates may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares.


      The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.

      The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and
(ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

      With the exception of the Distributor, New England Securities and their direct and indirect parent companies, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.

      Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, (3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.


      The Distributor controls the words "Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, Nvest Funds Trust I, Nvest Funds Trust II, Nvest Funds Trust III or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Kobrick Capital Fund, Kobrick Emerging Growth Fund, Kobrick Growth Fund, Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust.


      The portion of the various fees and expenses for Class A, B, and with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below:

BOND FUNDS

      For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the Bond Funds that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------------

ALL FUNDS EXCEPT SHORT TERM CORPORATE INCOME FUND AND LIMITED TERM U.S. GOVERNMENT FUNDS


                                          MAXIMUM                   MAXIMUM                  MAXIMUM                  MAXIMUM
                                        SALES CHARGE             REALLOWANCE OR             FIRST YEAR               FIRST YEAR
                                      PAID BY INVESTORS            COMMISSION              SERVICE FEE              COMPENSATION
INVESTMENT                          (% OF OFFERING PRICE)    (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
Less than   $100,000                        4.50%                    4.00%                    0.25%                    4.25%
$100,000 - $249,999                         3.50%                    3.00%                    0.25%                    3.25%
$250,000 - $499,999                         2.50%                    2.15%                    0.25%                    2.40%
$500,000 - $999,999                         2.00%                    1.70%                    0.25%                    1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 million                            none                     1.00%(2)                 1.25%                    0.25%
Excess over $3 million (1)                  none                     0.50%(2)                 0.25%                    0.75%

INVESTMENTS WITH NO SALES CHARGE (3)        none                     0.00%                    0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM CORPORATE INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS

Less than   $100,000                        3.00%                    2.70%                    0.25%                    2.95%
$100,000 - $249,999                         2.50%                    2.15%                    0.25%                    2.40%
$250,000 - $499,999                         2.00%                    1.70%                    0.25%                    1.95%
$500,000 - $999,999                         1.25%                    1.00%                    0.25%                    1.25%

INVESTMENTS OF $1 MILLION OR MORE
First $3 million                            none                     1.00%(2)                 0.25%                    1.25%
Excess over $3 million (1)                  none                     0.50%(2)                 0.25%                    0.75%

INVESTMENTS WITH NO SALES CHARGE (3)        none                     0.00%                    0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------

(1) For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the Funds
    (except Municipal Income Fund), which are described in a separate prospectus.

(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3)Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Bond Funds that are paid to securities dealers are shown below:

-------------------------------------------------------------------------------------------------
HIGH INCOME, STRATEGIC INCOME, BOND INCOME, MUNICIPAL INCOME AND GOVERNMENT SECURITIES FUNDS
(class B only for Municipal Income and Government Securities Funds)
-------------------------------------------------------------------------------------------------
                            MAXIMUM REALLOWANCE       MAXIMUM FIRST YEAR       MAXIMUM FIRST YEAR
                               OR COMMISSION             SERVICE FEE             COMPENSATION
INVESTMENT                 (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
All amounts for Class B            3.75%                    0.25%                  4.00%
All amounts for Class C            1.00%                    0.00%                  1.00%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
SHORT TERM CORPORATE INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS

-------------------------------------------------------------------------------------------------
All amounts for Class B            2.75%                    0.25%                  3.00%
All amounts for Class C            1.00%                    0.00%                  1.00%
-------------------------------------------------------------------------------------------------

MASSACHUSETTS TAX FREE INCOME FUND

      For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:


                                            MAXIMUM                 MAXIMUM                 MAXIMUM                   MAXIMUM
                                          SALES CHARGE          REALLOWANCE OR             FIRST YEAR                FIRST YEAR
                                       PAID BY INVESTORS          COMMISSION                SERVICE               FEE COMPENSATION
INVESTMENT                           (% OF OFFERING PRICE)   (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
Less than  $50,000                           4.25%                   3.75%                   0.25%                     4.00%
$50,000 -  $99,999                           4.00%                   3.50%                   0.25%                     3.75%
$100,000 - $249,999                          3.50%                   3.00%                   0.25%                     3.25%
$250,000 - $499,999                          2.50%                   2.15%                   0.25%                     2.40%
$500,000 - $999,999                          2.00%                   1.70%                   0.25%                     1.95%


INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                             none                    1.00%(1)                0.25%                     1.25%
Excess over $3 Million                       none                    0.50%(1)                0.25%                     0.75%

INVESTMENTS WITH NO SALES CHARGE(2)          none                    0.00%                   0.25%                     0.25%

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the State Tax Free Funds that are paid to securities dealers are shown below:

---------------------------------------------------------------------------------------------------
                              MAXIMUM REALLOWANCE      MAXIMUM FIRST YEAR      MAXIMUM FIRST YEAR
                                 OR COMMISSION             SERVICE FEE            COMPENSATION
INVESTMENT                  (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
All amounts for Class B             3.75%                    0.25%                   4.00%
---------------------------------------------------------------------------------------------------

INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

      For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the California Fund that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------------

                                           MAXIMUM                  MAXIMUM                 MAXIMUM                   MAXIMUM
                                        SALES CHARGE             REALLOWANCE OR            FIRST YEAR               FIRST YEAR
                                      PAID BY INVESTORS            COMMISSION              SERVICE FEE             COMPENSATION
INVESTMENT                          (% OF OFFERING PRICE)    (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
Less than  $100,000                         2.50%                    2.15%                    0.25%                    2.40%
$100,000 - $249,999                         2.00%                    1.70%                    0.25%                    1.95%
$250,000 - $499,999                         1.50%                    1.25%                    0.25%                    1.50%
$500,000 - $999,999                         1.25%                    1.00%                    0.25%                    1.25%


INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                            none                     1.00%(1)                 0.25%                    1.25%
Excess over $3 Million                      none                     0.50%(1)                 0.25%                    0.75%

INVESTMENTS WITH NO SALES CHARGE(2)         none                     0.00%                    0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Fund that are paid to securities dealers are shown below:

---------------------------------------------------------------------------------------------------
                           MAXIMUM REALLOWANCE       MAXIMUM FIRST YEAR        MAXIMUM FIRST YEAR
                              OR COMMISSION             SERVICE FEE              COMPENSATION
INVESTMENT                (% OF OFFERING PRICE)    (% OF NET INVESTMENT)     (% OF OFFERING PRICE)
All amounts for Class B            3.75%                   0.25%                     4.00%
---------------------------------------------------------------------------------------------------

STOCK FUNDS AND STAR FUNDS

      For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the Stock and Star Funds that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------------

                                              MAXIMUM                MAXIMUM                  MAXIMUM                 MAXIMUM
                                           SALES CHARGE           REALLOWANCE OR            FIRST YEAR              FIRST YEAR
                                        PAID BY INVESTORS           COMMISSION              SERVICE FEE            COMPENSATION
INVESTMENT                            (% OF OFFERING PRICE)   (% OF OFFERING PRICE)    (% OF NET INVESTMENT)   (% OF OFFERING PRICE)
Less than $50,000*                             5.75%                  5.00%                    0.25%                   5.25%
$50,000 - $99,999                              4.50%                  4.00%                    0.25%                   4.25%
$100,000 - $249,999                            3.50%                  3.00%                    0.25%                   3.25%
$250,000 - $499,999                            2.50%                  2.15%                    0.25%                   2.40%
$500,000 - $999,999                            2.00%                  1.70%                    0.25%                   1.95%


INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                               none                   1.00%(2)                 0.25%                   1.25%
Excess over $3 Million (1)                     none                   0.50%(2)                 0.25%                   0.75%

INVESTMENTS WITH NO SALES CHARGE(3)            none                   0.00%                    0.25%                   0.25%

*   (Growth Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Growth Fund if the total investment value of Growth Fund account after such sale is between (and including) $25,000 and
    $49,000.

(1) For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the funds, which are described in a separate prospectus.

(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Stock and Star Funds that are paid to securities dealers are shown below:

-------------------------------------------------------------------------------------------------
                            MAXIMUM REALLOWANCE       MAXIMUM FIRST YEAR       MAXIMUM FIRST YEAR
                               OR COMMISSION             SERVICE FEE              COMPENSATION
INVESTMENT                 (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
All amounts for Class B           3.75%                     0.25%                     4.00%
All amounts for Class C           1.00%                     0.00%                     1.00%
-------------------------------------------------------------------------------------------------

ALL FUNDS


      Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.


      For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Nvest Fund or if the account is registered in street name.

      The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc. The participation of such firms in financial assistance programs is at the discretion of the firm.


      During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received commissions on the sale of Class A shares of Nvest Funds Trust I aggregating $11,172,220, $8,591,707 and $7,955,714, respectively, of which $9,669,150, $7,375,844 and $6,807,853, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31,1997, 1998 and 1999, the Distributor received CDSCson the redemption of Class A, Class B and Class C shares of Nvest Funds Trust I aggregating $2,391,360, $3,195,287 and $3,862,850, respectively, of which $2,286,280, $3,124,921 and $3,603,038, respectively, was paid to FEP
Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Nvest Funds Trust I.

      During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received commissions on the sale of the Class A shares of Nvest Funds Trust II aggregating $1,493,346, $2,348,271 and $2,466,104, respectively, of which $1,286,296, $2,206,752 and $2,113,378, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of Nvest Funds Trust II aggregating $375,973, $540,167 and $857,306, respectively, of which $343,457, $497,662 and $789,072, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from Nvest Funds Trust II's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Nvest Funds Trust II.

      During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received commissions on the sales of the Class A shares of Nvest Funds Trust III aggregating $262,310, $561,929 and $79,050, respectively, of which $236,902, $502,693 and $67,250, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of Nvest Funds Trust III aggregating $1,953, $51,773 and $128,244, respectively, of which $1,953, $49,553 and $123,951, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from Nvest Funds Trust III's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Nvest Funds Trust III.


      Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

      Independent Accountants. The Trusts' independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectuses, and financial statements contained in the Funds' annual reports for the year ended December 31, 1999 and incorporated by reference into this Statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of such firms as experts in auditing and accounting.

Other Arrangements


      Pursuant to a contract between the Funds and Nvest Services Company, Nvest Services Company acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. For Classes A, B and C the Funds pay an annual per-account fee to Nvest Services Company for these services in the amount of [$20.10 for Bullseye Fund, Balanced Fund, Growth Fund, Capital Growth Fund, International Equity Fund, Equity Income Fund, Star Advisers Fund, Star Worldwide Fund, Star Small Cap Fund, Star Value Fund and Growth and Income Fund, and $17.35 for High Income Fund, Massachusetts Fund, Limited Term U.S. Government Fund, Short Term Corporate Income Fund, California Fund, Bond Income Fund, Municipal Income Fund, Strategic Income Fund and Government Securities Fund. For Class Y, each Fund pays a fee of 0.10% of average daily net assets of such class. Nvest Services Company has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, Nvest Services Company pays BFDS a monthly per account fee.

      In addition, during the fiscal year ended December 31, 1999 Nvest Services Company performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, Nvest Services Company provides the following services to the Funds: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For these services, the Funds pay Nvest Services Company a fee equal to the annual rate of 0.035% of the first $5 billion of the Funds' average daily net assets, 0.0325% of the next $5 billion of the Funds' average daily net assets and 0.03% of the Funds' average daily net assets in excess of $10 billion.

      For these services Nvest Management received fees from the Funds for the following fiscal years ending December 31, 1997, 1998 and 1999:

                                       Fiscal Year Ended December 31,
                                      --------------------------------
      Fund                              1997        1998        1999
      ----------------------------    --------    --------    --------
      Strategic Income                $ 50,979    $ 72,358    $ 87,873
      Bond Income                     $ 43,165    $ 60,796    $ 93,528
      Municipal Income                $ 38,598    $ 47,566    $ 57,743
      Government Securities           $ 30,213    $ 34,398    $ 39,373
      International Equity            $ 32,743    $ 28,617    $ 29,210
      Growth                          $194,847    $298,419    $485,101
      Capital Growth                  $ 38,845    $ 50,067    $ 74,071
      Balanced                        $ 63,400    $ 82,246    $ 99,614
      Star Advisers                   $129,628    $191,247    $310,812
      Star Worldwide                  $ 43,298    $ 58,980    $ 74,470
      Star Small Cap                  $ 23,420    $ 35,775    $ 47,197
      Star Value                      $ 66,675    $ 90,930    $103,852
      High Income                     $ 24,855    $ 37,309    $ 50,720
      Short Term Corporate Income     $ 44,817    $ 45,463    $ 34,629
      Limited Term U.S. Government    $ 50,735    $ 56,908    $ 64,717
      Massachusetts                   $ 29,915    $ 35,876    $ 41,880
      California                      $ 20,168    $ 22,493    $ 23,808
      Growth and Income               $ 47,565    $ 80,888    $153,450
      Bullseye                              NA    $ 13,737    $ 18,707
      Equity Income                   $  3,543    $ 21,298    $ 22,000


--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


      All Fixed-income Funds. In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers that provide Back Bay Advisors or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors or Loomis Sayles. The services may also be used by Back Bay Advisors or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

      All Equity Funds. In placing orders for the purchase and sale of equity securities, each Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      Star Advisers Fund (Segment Advised by Janus Capital). Decisions as to the assignment of portfolio business for the segment of Star Advisers Fund's portfolio advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segments, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

      In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including, but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with which it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


      Janus Capital may use research products and services in servicing other accounts in addition to Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

      Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


      Star Advisers Fund (Segment Advised by Kobrick). Kobrick's policy is to seek for its clients, including its segment of the Fund managed by Kobrick, what in Kobrick's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with which Kobrick may do business, and Kobrick may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. Kobrick makes every effort to keep informed of commission rate structures and prevailing bid/ask spread characteristics of the markets and securities in which transactions for its segment of the Fund occurs. Against this background, Kobrick evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. Kobrick may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

      When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon Kobrick's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts. Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties that are paid for such services by the broker-dealers.


      Kobrick regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, Kobrick allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by Kobrick. Some research and execution services may benefit Kobrick's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

      Kobrick has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to Kobrick or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with Kobrick's obligation to obtain best execution and the policies set forth above.


      It is not Kobrick's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services); provided, however, that Kobrick is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, Kobrick relies on the provisions of Section 28(e) of the Securities Act of 1934, to the extent applicable.

      All Equity Funds Advised by Loomis Sayles. In placing orders for the purchase and sale of securities for Balanced Fund, International Equity Fund and the segments of Star Advisers Fund, Star Small Cap Fund, Star Worldwide Fund and Star Value Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause these Funds or segments to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause these Funds or segments to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

      Growth Fund Advised by CGM. In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

      Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

      Growth and Income Fund, Capital Growth Fund and Star Value Fund Segment (Advised by Westpeak). In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

      Bullseye Fund (Advised by Jurika & Voyles). In placing orders for the purchase and sale of portfolio securities for the Fund, Jurika & Voyles always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Jurika & Voyles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

      Jurika & Voyles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Jurika & Voyles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


      Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Jurika & Voyles believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Jurika & Voyles' expenses. Such services may be used by Jurika & Voyles in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Jurika & Voyles may, however, consider purchases of shares of the Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

      Jurika & Voyles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Jurika & Voyles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Jurika & Voyles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Jurika & Voyles' overall responsibilities to the Fund and its other clients. Jurika & Voyles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.


      Star Advisers, Star Worldwide, Star Value Fund and Star Small Cap Funds (Segments Advised by Harris Associates). In placing orders for the purchase and sale of portfolio securities for the segments of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund advised by Harris Associates, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

            Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


            Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of Star Advisers Fund, Star Worldwide Fund and Star Small Cap Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

            Harris Associates may cause its segments of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.


            Star Worldwide and Star Small Cap Funds (Segments Advised by Montgomery). In all purchases and sales of securities for its segments of the Funds, Montgomery's primary consideration is to obtain the most favorable execution available. Pursuant to the subadvisory agreements between Nvest Management and Montgomery, Montgomery determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, Nvest Management and the trustees. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.


            For Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. In purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") (and other similar instruments), Montgomery's segments of Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of Star Worldwide Fund may invest may be traded in the over-the-counter markets.

            Purchases of portfolio securities for the segments also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

            In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

            Montgomery may also consider the sale of Star Worldwide Fund and Star Small Cap Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

            While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its subadvisory agreements with Nvest Management, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The trustees of the Trusts review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

            On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the segments' accounts by reason of activities of Montgomery Securities, a broker-dealer affiliated with Montgomery, or its affiliates. It is the judgment of the trustees that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing their subadvisory arrangements with Montgomery and Montgomery's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

            Montgomery's sell discipline for the segments' investments is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by Montgomery in determining the appropriate investment horizon.


            At the company level, sell decisions are influenced by a number of factors, including current stock valuation relative to the estimated fair value range, or a high price-to-earnings ratio relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and declining financial flexibility, may also signal a sell.

            Star Small Cap Fund (Segment Advised by RS Investment Management). It is the policy of RS Investment Management, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.


            Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investment Management may execute transactions with brokerage firms which provide research services and products to RS Investment Management. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investment Management in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investment Management to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investment Management may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If RS Investment Management determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investment Management may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investment Management determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investment Management. Subject to the standards outlined in this and the preceding paragraph, RS Investment Management may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investment Management to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

            Research services and products may be useful to RS Investment Management in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investment Management from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

            Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

            Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by RS Investment Management may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investment Management will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investment Management to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investment Management, better prices and execution are available elsewhere.


            Equity Income Fund and Star Value Fund Segment Advised by VNSM. In placing orders for the purchase and sale of securities for Equity Income Fund, VNSM selects only brokers or dealers which it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. VNSM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of VNSM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.


            Receipt of research services from brokers may sometimes be a factor in selecting a broker which VNSM believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce VNSM's expenses. Such services may be used by VNSM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., VNSM may, however, consider purchases of shares of the Fund and other funds managed by VNSM by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

            In placing orders for the purchase and sale of securities for the Fund, VNSM may cause the Fund to pay a broker-dealer that provides the brokerage and research services to VNSM an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. VNSM must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or VNSM's overall responsibilities to the Trust and its other clients. VNSM's authority to cause the Fund to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.


      Portfolio Trades of All Subadvisers Subject to the overriding objective of obtaining the best possible execution of orders, each of the subadvisers may allocate brokerage transactions to affiliated brokers. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of those trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.


      General


      Portfolio turnover is not a limiting factor with respect to investment decisions. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. Portfolio turnover rates for the Massachusetts Fund and the California Fund differed significantly over the two most recently completed fiscal years due to changes in the number of securities transactions made by these Funds.


      Subject to procedures adopted by the Board of Trustees of the Trusts, the Funds' brokerage transactions may be executed by brokers that are affiliated with Nvest Companies or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act.

      Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts, such as New England Securities, may not serve as the Funds' dealer in connection with such transactions.

      To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that the adviser or subadviser will seek best execution.

      It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------


      Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. Until September 1986, the name of the Trust was "New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds." Its name was "New England Funds Trust I" from April 1994 to January 2000, at which time its name was changed to "Nvest Funds Trust I." Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial Fund of the Trust (the Fund now called Nvest Government Securities Fund) commenced operations on September 16, 1985. International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

                    Corporation                    Date of Commencement
                    -----------                    --------------------
        NEL Growth Fund, Inc.*                              1968
        NEL Retirement Equity Fund, Inc.**                  1970
        NEL Equity Fund, Inc.***                            1968
        NEL Income Fund, Inc.****                           1973
        NEL Tax Exempt Bond Fund, Inc.*****                 1977

            * Predecessor of the Growth Fund
           ** Predecessor of the Star Value Fund (prior to February 28, 2000 the name of the Fund was "Nvest Value Fund")
          *** Predecessor of the Balanced Fund
         **** Predecessor of the Bond Income Fund
        ***** Predecessor of the Municipal Income Fund

      Nvest Funds Trust II is organized as a Massachusetts business trust pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Growth and Income Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has six separate portfolios. Until December 1988, the name of the Trust was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust." Its name was "New England Funds Trust II" from April 1994 to January 2000, at which time its name was changed to "Nvest Funds Trust II." High Income Fund and Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. Short Term Corporate Income Fund was organized in 1991 and commenced operations on October 18 of that year. California Fund was organized in 1993 and commenced operations on April 23 of that year. Prior to December 1, 1998, the name of Short Term Corporate Income Fund was "Adjustable Rate U.S. Government Fund." Prior to May 1, 1999, the name of Growth and Income Fund, which was organized in 1931 and commenced operations on May 6th of that year, was "Growth Opportunities Fund."


      Nvest Funds Trust III was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated August 22, 1995. The Trust has eight separate funds (Nvest Bullseye Fund, Nvest Equity Income Fund, Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund). Nvest Equity Income Fund was organized in 1995 and commenced operations on November 28, 1995. Nvest Bullseye Fund, Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund were organized in 1998. Nvest Bullseye Fund commenced operations on March 31, 1998. Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund are not currently offered to the public.

      The Declarations of Trust of Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


      The shares of all the Funds (except as noted in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class
Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.

      The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.


      The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.


      The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the Board of Trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

      Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

      The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

      There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

      Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

      Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.


      No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.


Shareholder and Trustee Liability

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

      The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of all three Trusts.


Code of Ethics

      The Funds, their advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts. The Codes of Ethics is on public file with, and is available from, the SEC.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------


      The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

      For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.


      Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use Nvest Funds Personal Access Line(TM) (800-225-5478, press 1) or Nvest Funds Web site (www.nvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services" in this Statement.


      A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.


      The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

      If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

      The method for determining the public offering price and net asset value per share is summarized in the Prospectus.


      The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The weekdays that the Exchange is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

      Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a non-U.S. exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Board of Trustees believes accurately reflects fair value.

      Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.


      The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by Nvest Services Company or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
                               CLASS A SHARES ONLY
--------------------------------------------------------------------------------


The following special purchase plans are summarized in the Prospectuses and are described in greater detail below.

      CUMULATIVE PURCHASE DISCOUNT. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated-Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Nvest Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

      LETTER OF INTENT. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.


      A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

      A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

      The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

      State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.


      COMBINING ACCOUNTS. Purchases of all series and classes of the Nvest Funds (excluding the Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless the shares were purchased through an exchange another Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

      COMBINING WITH OTHER SERIES AND CLASSES OF THE NVEST FUNDS. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.


      UNIT HOLDERS OF UNIT INVESTMENT TRUSTS. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.


      CLIENTS OF ADVISERS OR SUBADVISERS. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

      OFFERING TO EMPLOYEES OF METLIFE AND ASSOCIATED ENTITIES. There is no front-end sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the Trusts' advisers or subadvisers, the Distributor or any other company affiliated with New England Financial or MetLife; current and former directors and trustees of the Trusts; agents and general agents of New England Financial or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of New England Financial or MetLife or any insurance company affiliated with New England Financial or MetLife.

      ELIGIBLE GOVERNMENTAL AUTHORITIES. There is no sales charge or CDSC related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.


      INVESTMENT ADVISORY ACCOUNTS. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

      CERTAIN BROKER-DEALERS AND FINANCIAL SERVICES ORGANIZATIONS. Shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Nvest Management, Loomis Sayles and/or Harris Associates out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

      CERTAIN RETIREMENT PLANS. Shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

      BANK TRUST DEPARTMENTS OR TRUST COMPANIES. Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

      SHAREHOLDERS OF REICH AND TANG GOVERNMENT SECURITIES TRUST. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

      CERTAIN ACCOUNTS OF GROWTH FUND. For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Growth Fund if the total investment value of Growth Fund account after such sale is between (and including) $25,000 and $49,000.

      The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts
      A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Nvest Services Company may charge a fee for providing duplicate information.

      The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B or Class C shares.

      The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)

      Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Nvest Services Company for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling the Distributor at 800-225-5478 or your investment dealer.

      This program is voluntary and may be terminated at any time by Nvest Services Company upon notice to existing plan participants.


      The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Nvest Services Company, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.


Retirement Plans Offering Tax Benefits (Class A, B and C Shares)

      The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.


      The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.


      An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

      Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)

      An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

      A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

      In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

      All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

      Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.

      It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Nvest Funds may modify or terminate this program at any time.

      Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

      You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege


      A shareholder may exchange the shares of any Fund (except that Class A shares of the California Fund may only be exchanged if such shares have been held for at least six months) for shares of the same class of any other Nvest Fund (subject to the investor eligibility requirements, if any, of the Nvest Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one Fund for shares of another Fund is a taxable event on which gain or loss may be recognized. In the case of Class A shares of the California Fund held less than six months, if exchanged for shares of any other Fund that has a higher sales charge, shareholders will pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. Exchanges of Class A shares of Short Term Corporate Income Fund (formerly Adjustable Rate U.S. Government Fund) purchased before December 1, 1998 will also pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, conversion to Class A shares. The aging period resumes only when an exchange is made back into Class B shares of a Fund. In addition, you may also exchange Class A shares of the Money Market Funds that have not previously paid a sales charge to Class B or Class C shares of any Nvest Fund. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or Nvest Services Company at 800-225-5478 or (2) a written exchange request to the Fund or Nvest Services Company, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is $1,000.


      Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

      Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days advance notice of any material change to the exchange privilege.


The investment objectives of the Nvest Funds (including the Kobrick Funds) and the Money Market Funds as set forth in the Prospectuses are as follows:


STOCK FUNDS:

      NVEST GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

      NVEST CAPITAL GROWTH FUND seeks long-term growth of capital.

      NVEST BALANCED FUND seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

      NVEST GROWTH AND INCOME FUND (FORMERLY GROWTH OPPORTUNITIES FUND) seeks opportunities for long-term growth of capital and income.

      NVEST INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

      NVEST STAR ADVISERS FUND seeks long-term growth of capital.

      NVEST STAR WORLDWIDE FUND seeks long-term growth of capital.

      NVEST STAR SMALL CAP FUND seeks capital appreciation.

      NVEST STAR VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

      NVEST EQUITY INCOME FUND seeks current income and capital growth.

      NVEST BULLSEYE FUND seeks long-term growth of capital.


KOBRICK FUNDS:

      KOBRICK CAPITAL FUND seeks maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations.

      KOBRICK EMERGING GROWTH FUND seeks to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations.

      KOBRICK GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that may have better than average long-term growth potential.


BOND FUNDS:

      NVEST GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. government securities and engaging in transactions involving related options, futures and options on futures.

      NVEST LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

      NVEST SHORT TERM CORPORATE INCOME FUND seeks a high level of current income consistent with preservation of capital.

      NVEST STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.

      NVEST BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk.

      NVEST HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

      NVEST MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

      NVEST MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as the Fund's subadviser believes is consistent with preservation of capital.

      NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

ACCESS SHARES (NOT CURRENTLY OFFERED):

      NVEST CORE EQUITY FUND seeks long-term capital appreciation by investing all or substantially all of its assets in The Oakmark Fund.

      NVEST STOCK AND BOND FUND seeks high current income as well as preservation and growth of capital by investing all or substantially all of its assets in The Oakmark Equity and Income Fund.

      NVEST SELECT FUND seeks long-term capital appreciation by investing all or substantially all of its assets in The Oakmark Select Fund.

      NVEST SMALL CAP VALUE FUND seeks long-term capital appreciation by investing all or substantially all of its assets in The Oakmark Small Cap Fund.

      NVEST SMALL CAP GROWTH FUND seeks long-term capital growth by investing all or substantially all of its assets in the Loomis Sayles Small Cap Growth Fund.

      NVEST TOTAL RETURN BOND FUND seeks high total investment return through a combination of current income and capital appreciation by investing all or substantially all of its assets in the Loomis Sayles Bond Fund.


MONEY MARKET FUNDS:

      NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES seeks maximum current income consistent with preservation of capital and liquidity.

      NVEST TAX EXEMPT MONEY MARKET TRUST - seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.


As of March 31, 2000, the net assets of the Nvest Funds (including the Kobrick Funds) and the Money Market Funds totaled over $8 billion.



Automatic Exchange Plan (Class A, B and C Shares)


      As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Nvest Services Company is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from Nvest Services Company or your financial representative to establish an Automatic Exchange Plan.


Broker Trading Privileges


      The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern Time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 6:00 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with Nvest Funds Personal Access Line(R) and Web site


      Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.nvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our Web site at www.nvestfunds.com.


Investor activity through these mediums are subject to the terms and conditions outlined in the following NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT. This agreement is also posted on our Web site. The initiation of any activity through the Nvest Funds Personal Access Line(R), or Web site at www.nvestfunds.cOm by an investor shall indicate agreement with the following terms and conditions:


                NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT NOTE:
ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company which provides the information. No party which provides a connection between this web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages which appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.


THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NVEST FUNDS PERSONAL ACCESS LINE(R).


You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.


Any costs incurred in connection with the use of the Nvest Funds Personal Access Line(R) or the Nvest Funds Internet site including telephone line costs, and Internet service provider costs are solely your responsibility. Similarly Nvest Funds makes no warranties concerning the availability of Internet services, or network availability.


Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Nvest Funds should be sent to:

      Nvest Funds
      P O Box 8551
      Boston, MA  02266-8551

Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

      The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B and Class C shares. For purposes of the CDSC, an exchange of shares from one fund to another fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

      To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

      For Class B shares purchased prior to May 1, 1997, the CDSC will be calculated as follows: 4% if redemption occurs within the first year, 3% if redemption occurs within the second year or third year, 2% if redemption occurs within the fourth year, 1% if redemption occurs within the 5th year and no CDSC for redemptions after the fifth year. Class C shares purchased prior to March 1, 1998 are not subject to a CDSC on redemption.

              Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.


      If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

      In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from Nvest Services Company or your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to Nvest Services Company or your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures.


      Checkwriting is available on Class A shares of Limited Term U.S. Government Fund and Short Term Corporate Income Fund. To elect checkwriting for your account, select the checkwriting option on your application and complete the attached signature card. To add checkwriting to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The checkwriting privilege does not apply to shares for which you have requested share certificates to be issued. Checkwriting is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term U.S. Government Fund, Short Term Corporate Income Fund and the Distributor are in no way responsible for any checkwriting account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

      The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

      The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

      The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

      The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

      A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.


      In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern Time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.


      The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

      The Funds may also close your account and send you the proceeds if the balance in your account falls below a minimum amount set by each Trust's Board of Trustees (currently $1,000 for all accounts except Keogh, pension and profit sharing plans, automatic investment plans and accounts that have fallen below the minimum solely because of fluctuations in the net asset value per share). Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

Reinstatement Privilege (Class A shares only)

      The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

      Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

Calculations of Yield

      Each Fund (except Growth, Growth and Income, Star Advisers, Star Worldwide, Star Small Cap, Star Value, International Equity, Equity Income, Bullseye and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.

      Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investments income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

      The Municipal Income Fund, the Massachusetts Fund and the California Fund each may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices of the Funds."

      At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

      Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

      Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show each class's average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $10,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons


      Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. ("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles.


      Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.


      The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.


      The Standard & Poor's Composite Index of 400 Stocks (the "S&P 400") is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any midcap stocks already included in the S&P 500 are excluded from this index.

      The Lehman Aggregate Bond Index is a market capitalization-weighted aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. government agencies, U.S. corporations rated investment grade, and U.S. agency debt backed by mortgage pools.


      The Lehman U.S. Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury which must have at least one year to final maturity; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government.

      The Lehman Intermediate U.S. Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.

      The Lehman Government/Corporate Bond Index (the "Lehman G/C Index") includes securities in the Government and Corporate Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Corporate Index includes publicly issued U.S. corporate and Yankee debentures and secured notes that meet specified maturity, liquidity, and quality requirements.


      The Lehman Intermediate Government/Corporate Bond Index (the "Lehman Int. G/C Index") is a market capitalization-weighted and unmanaged index composed of the Lehman Government and Corporate Bond indices which include bonds with maturities of up to ten years.


      The Lehman High Yield Corporate Bond Index is a market capitalization-weighted and unmanaged index of fixed-rate, noninvestment grade, and coupon-bearing bonds with an outstanding par value of at least $150 million. Generally securities in the index must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

      The Lehman Universal Bond Index is an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of 144A Commercial Paper.

      The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 42,000 bonds.

      The Lehman Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

      The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the Exchange.


      The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


            The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

            Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

            The Russell 3000 Index is a market capitalization-weighted index which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

      The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).


      The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

      The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

      International Equity and Star Worldwide Funds may compare their performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.


      Advertising and promotional materials may refer to the maturity and duration of the Bond Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).


      Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to Nvest Companies, its structure, goals and objectives and the advisory subsidiaries of Nvest Companies, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding Nvest Companies, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

      The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.



                          INVESTMENTS AT 8% RATE OF RETURN

            5 YRS.      10        15         20         25          30
          ------------------------------------------------------------------
      $50      3,698     9,208    17,417     29,647      47,868     75,015
       75      5,548    13,812    26,126     44,471      71,802    112,522
      100      7,396    18,417    34,835     59,295      95,737    150,029
      150     11,095    27,625    52,252     88,942     143,605    225,044
      200     14,793    36,833    69,669    118,589     191,473    300,059
      500     36,983    92,083   174,173    296,474     478,683    750,148

                         INVESTMENTS AT 10% RATE OF RETURN

            5 YRS.       10        15         20         25          30
          ------------------------------------------------------------------
      $50      3,904     10,328    20,896     38,285     66,895      113,966
       75      5,856     15,491    31,344     57,427    100,342      170,949
      100      7,808     20,655    41,792     76,570    133,789      227,933
      150     11,712     30,983    62,689    114,855    200,684      341,899
      200     15,616     41,310    83,585    153,139    267,578      455,865
      500     39,041    103,276   208,962    382,848    668,945    1,139,663

      The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the Nvest Funds. For example, the advertising and sales literature of any of the Nvest Funds, but particularly that of Star Worldwide Fund and International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the Nvest Funds or may have influenced past performance or may influence current or prospective performance of the Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor, and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

      The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

      The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

      Advertising and sales literature may also refer to the beta coefficient of the Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the Nvest Funds may be compared to the beta coefficients of other funds.

      The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

      In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

      As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.


      Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchangeon the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Nvest Funds on or before the record date for such dividend or distribution.


      If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

      As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

      Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

      Fund distributions paid to you either in cash or reinvested in additional shares (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts and California Funds, as described in the relevant Prospectuses) are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. To avoid an excise tax, each Fund intends to distribute dividends prior to calendar year-end. Some dividends paid in January may be taxable as if they were received in the previous December.


      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

      Under the Code, the interest on so-called "private activity" bonds is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.


      Each Fund's transactions, if any, in foreign currencies and foreign currency denominated bonds and its hedging activities are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

      Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

      Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code which would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the Internal Revenue Service must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.


      Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (generally 20% for noncorporate shareholders), provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.


      A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.


      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

      Each Fund (possibly excepting Municipal Income Fund, Massachusetts Fund and California Fund) is required to withhold 31% of all income dividends and capital gains distributions it pays to you if you do not provide a correct, certified taxpayer identification number, if a Fund is notified that you have underreported income in the past or if you fail to certify to a Fund that you are not subject to such withholding. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports for the year ended December 31, 1999 are incorporated herein by reference. Each Fund's annual and semi-annual report is available upon request and without charge. Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Funds at: Nvest Funds Distributor, L.P., 399 Boylston Street, Boston, Massachusetts 02116.

                                     APPENDIX A
                            DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.  An application for rating was not received or accepted.
      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
      3.  There is a lack of essential data pertaining to the issue or issuer.
      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.

AAA -- This is the highest rating assigned by Fitch to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     APPENDIX B
                      MEDIA THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates
Adam Smith's Money World
America OnLine
Anchorage Daily News

Arizona Republic

Atlanta Constitution
Atlanta Journal

Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
B'nai B'rith Jewish Monthly
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Business Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                     APPENDIX C
                       ADVERTISING AND PROMOTIONAL LITERATURE

      References may be included in Nvest Funds' advertising and promotional literature to Nvest Companies and its affiliates that perform advisory and subadvisory functions for Nvest Funds also including, but not limited to: Back Bay Advisors, Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P. and Kobrick Funds LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.


      References may be included in Nvest Funds' advertising and promotional literature to other Nvest Companies affiliates including, but not limited to Nvest Corporation, AEW Capital Management, L.P., Snyder Capital Management, L.P, Reich & Tang Capital Management, Reich & Tang Funds and their fund groups.


      References to subadvisers unaffiliated with Nvest Companies that perform subadvisory functions on behalf of Nvest Funds and their respective fund groups may be contained in Nvest Funds' advertising and promotional literature including, but not limited to, Janus Capital, Montgomery and RS Investment Management.

      Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

[] Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the Nvest Funds;

[] Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

[] Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

[] Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

[] The corporate histories, founding dates and names of founders of the entities;

[]  Awards, honors and recognition given to the entities;

[] The names of those with ownership interest and the percentage of ownership interest;

[] The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

[] Current capitalizations, levels of profitability and other financial and statistical information;

[] Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

[] The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

[] Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

[]  Current and historical statistics regarding:

      -total dollar amount of assets managed
      -Nvest Funds' assets managed in total and by fund
      -the growth of assets -asset types managed
      -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
      -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

[] The general and specific strategies applied by the advisers in the management of Nvest Funds portfolios including, but not limited to:

      -the pursuit of growth, value, income oriented, risk management or other strategies
      -the manner and degree to which the strategy is pursued
      -whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes
      -the types and characteristics of investments sought and specific portfolio holdings
      -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by sub-advisers to the management process
      -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
      -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

[] Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Nvest Funds, and those families of funds, other than Nvest Funds. Any such references will indicate that Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

      In addition, communications and materials developed by Nvest Funds will make reference to the following information about Nvest Companies and its affiliates:


      Nvest Companies is part of an affiliated group including Nvest, L.P. a publicly traded company listed on theExchange. Nvest Companies has 18 principal subsidiary or affiliated asset management firms, which collectively had $134 billion of assets under management as of March 31, 2000. In addition, promotional materials may include:


[] Specific and general references to Nvest Funds multi-manager approach through Nvest Companies affiliates and outside firms including, but not limited to, the following:

      -that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from Nvest Companies and the other investment managers
      -other fund companies are limited to a "one size fits all" approach but Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective
      -in this and other contexts reference may be made to Nvest Funds' slogan
       "Where The Best Minds Meet"(R) and that Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

      -Nvest Management may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.

      Nvest Managed Account Services ("NMAS"), Nvest Advisor Services ("NAS") and Nvest Retirement Services ("NRS"), divisions of Nvest Companies, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies affiliated fund groups including: Nvest Funds, Loomis Sayles Funds, Jurika & Voyles, Back Bay Advisors, Oakmark Funds, Delafield Fund and Kobrick Funds.

      NMAS, NAS and NRS will provide marketing support to Nvest Companies affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of NAS and NRS and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.


      References may be included in Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

[] Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom Nvest Funds may or may not have a relationship.

[] Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Investment Company Institute and other industry authorities, research organizations and publications.

[] Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

      -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
      -information about the history, status and future trends of Social
       Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and
      -current and prospective ERISA regulation and requirements.

[] Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

      -increased employee retention
      -reinforcement or creation of morale
      -deductibility of contributions for participants
      -deductibility of expenses for employers
      -tax deferred growth, including illustrations and charts
      -loan features and exchanges among accounts
      -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

[] Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and Nvest Funds as a 401(k) or retirement plan funding vehicle.

[] Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

      -access to expertise on investments
      -assistance in interpreting past, present and future market trends and economic events
      -providing information to clients including participants during enrollment and on an ongoing basis after participation
      -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                     APPENDIX D


      For the fiscal year ended December 31, 1999, Short Term Corporate Income Fund invested 2.3%, and Balanced Fund invested 2.7%, of their respective portfolios in securities rated below investment grade (those rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's). Massachusetts Tax Free Income Fund, Intermediate Term Tax Free Fund of California and Limited Term U.S. Government Fund did not invest in securities rated below investment grade for the fiscal year ended December 31, 1999. The following tables show the portfolio composition of those funds that invested at least 5% of their respective portfolios in securities below investment grade for the fiscal year ended December 31, 1999.


                 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
            HIGH INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999


                                                    PERCENTAGE
      SECURITY                                    OF NET ASSETS
      --------                                    -------------
      Common Stock ..........................          0.0%
      Preferred Stock .......................         11.1%
      Short-term Obligations and Other Assets         10.7%
      Debt - Unrated ........................          0.0%
      Debt -- Standard and Poor's Rating
          AAA ...............................          0.0%
          BBB ...............................          0.0%
          BB ................................         15.4%
          B .................................         53.1%
          CCC ...............................          8.8%
          D .................................          0.9%


The chart above indicates the composition of the High Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the High Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.


                 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE STRATEGIC INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999


                                                       PERCENTAGE
         SECURITY                                    OF NET ASSETS
         --------                                    -------------
      Common Stock ..........................             5.7%
      Preferred Stock .......................             3.0%
      Short-term Obligations and Other Assets             1.8%
      Debt - Unrated ........................            14.4%
      Debt - Standard and Poor's Rating
          AAA ...............................             6.0%
          AA ................................            11.8%
          A .................................             2.4%
          BBB ...............................            12.0%
          BB ................................            13.6%
          B .................................            22.2%
          CCC and lower .....................             7.1%


The chart above indicates the composition of the Strategic Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Strategic Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.


                 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
            BOND INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999


                                                       PERCENTAGE
                                                         OF NET
     SECURITY                                            ASSETS
     --------                                            ------
      Short-term Obligations and Other Assets             1.6%
      Debt -- Unrated .......................             2.7%
      Debt -- Standard & Poor's Rating
          AAA ...............................            20.9%
          AA ................................             9.4%
          A .................................            15.2%
          BBB ...............................            34.5%
          BB ................................            14.0%
          B .................................             1.7%
          CCC ...............................             0.0%
          C/D ...............................             0.0%


The chart above indicates the composition of the Bond Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.



                   AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF
         MUNICIPAL INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                       PERCENTAGE
                                                         OF NET
      SECURITY                                           ASSETS
      --------                                           ------
      Common Stock ..........................             0.0%
      Short-term Obligations and Other Assets             0.5%
      Debt -- Unrated .......................             5.0%
      Debt -- Standard & Poor's Rating
          AAA ...............................            19.4%
          AA ................................             6.0%
          A .................................            27.4%
          BBB ...............................            35.7%
          BB ................................             6.0%
          B .................................             0.0%
          CCC ...............................             0.0%
          C/D ...............................             0.0%



The chart above indicates the composition of Municipal Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

                                                      Registration Nos. 33-62061
                                                                        811-7345
                              NVEST FUNDS TRUST III

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

(a)            Articles of Incorporation.


   (1) The Registrant's Agreement and Declaration of Trust dated August 22, 1995 is filed herewith.

   (2) Amendment No. 1 dated March 2, 1998 to Registrant's Agreement and Declaration of Trust is filed herewith.

   (3) Amendment No. 2 dated February 22, 1999 to Registrant's Agreement and Declaration of Trust is filed herewith.

   (4) Amendment No. 3 dated November 12, 1999 to Registrant's Agreement and Declaration of Trust is incorporated by reference to exhibit
               (a)(4) to Post-Effective Amendment ("PEA") PEA No. 10 to the Registration Statement filed on February 18, 2000.


(b)            By-Laws.


               The Registrant's By-Laws are incorporated by reference to exhibit
               (b)(2) the initial Registration Statement filed on August 23, 1995 (the "Registration Statement").


(c)            Instruments Defining Rights of Security Holders.


               Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration of Trust incorporated by reference to exhibit (a)(1) to this PEA No. 11 to the Registration Statement.


(d)            Investment Advisory Contracts.

   (1)(i) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between the Registrant, on behalf of Nvest Equity Income Fund, and Nvest Funds Management, L.P. ("NFM") is incorporated by reference to exhibit (d)(1)(i) to PEA No. 9 to the Registration Statement filed on January 31, 2000.

      (ii) Advisory Agreement dated March 31, 1998 between the Registrant, on behalf of Nvest Bullseye Fund, and NFM is incorporated by reference to exhibit (d)(1)(ii) to PEA No. 9 to the Registration Statement filed on January 31, 2000.

   (2)(i) Subadvisory Agreement dated July 29, 1999 between the Registrant, on behalf of Nvest Equity Income Fund, NFM and Vaughan, Nelson, Scarborough & McCullough, L.P. is incorporated by reference to exhibit (d)(2)(i) to PEA No. 9 filed on January 31, 2000.

      (ii) Subadvisory Agreement dated March 31, 1998 between the Registrant, on behalf of Nvest Bullseye Fund, NFM and Jurika & Voyles, L.P. is incorporated by reference to exhibit (d)(2)(ii) filed on January 31, 2000.

   (3) Form of Advisory Agreement between the Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, and NFM, is incorporated by reference to exhibit (d)(3) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

(e)            Underwriting Contracts.


   (1) Distribution Agreement dated August 30, 1996 between the Registrant on behalf of Nvest Equity Income Fund and Nvest Funds Distributor, L.P. is filed herewith.


   (2) Distribution Agreement dated March 31, 1998 between the Registrant, on behalf of Nvest Bullseye Fund, and the Distributor is incorporated by reference to exhibit (e)(3) to PEA No. 9 to the Registration Statement filed on January 31, 2000.

   (3) Form of Distribution Agreement between the Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, and the Distributor is incorporated by reference to exhibit (e)(3) to PEA No. 6 to the Registration Statement filed on December 2, 1998.


   (4) Form of Dealer Agreement used by Nvest Funds Distributor, L.P. is filed herewith.


(f)            Bonus or Profit Sharing Contracts.

               Not applicable.

(g)            Custodian Agreements.

   (1) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company ("State Street Bank") is incorporated by reference to Pre-Effective Amendment ("PreEA") No. 2 to the Registration Statement filed on October 30, 1995.


   (2) Letter Agreement dated March 16, 1998 between Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest Bullseye Fund is filed herewith.

   (3) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract and the Sub-Transfer and Service Agreement to Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund is incorporated by reference to exhibit (g)(2) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

   (4) Amendment dated February 28, 2000 to the Custody Contract dated November 15, 1995 is filed herewith.


(h)            Other Material Contracts.


   (1) Transfer Agency and Service Agreement dated November 1, 1999 between the Registrant on behalf of Nvest Equity Income Fund and Nvest Bullseye Fund is filed herewith.

   (2) Administrative Services Agreement dated December 1, 1999 between Registrant on behalf of Nvest Equity Income Fund and Nvest Bullseye Fund and Nvest Services Company, Inc. is filed herewith.

   (3) Form of Special Servicing Agreement between the Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, its Underlying Portfolios' Trusts and Nvest Services Company, Inc., is incorporated by reference to exhibit (h)(4) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

   (4) Form of Service Agreement between Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, each Adviser of the Underlying Portfolio and NFM is incorporated herein by reference to exhibit (h)(6) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

   (5) Form of Fee Waiver/Expense Reimbursement Undertakings between NFM and the Registrant and its respective series enumerated in such undertakings is incorporated herein by reference to exhibit
               (h)(7) to PEA No. 7 to the Registration Statement filed on February 16, 1999.

   (6) Fee Waiver/Expense Reimbursement Undertakings dated May 1, 2000 between NFM and the Registrant and its respective series enumerated in such undertakings is filed herewith.


(i)            Legal Opinion.

               Opinion of Ropes & Gray with respect to Nvest Bullseye Fund is incorporated herein by reference to PEA No. 7 to the Registration Statement filed on February 16, 1999.

(j)            Other Opinions.


               Consent of PricewaterhouseCoopers LLP is filed herewith.


(k)            Omitted Financial Statements.

               Not applicable.

(l)            Initial Capital Agreements.

               Investment Letter of Loomis Sayles Funded Pension Plan and Trust is incorporated by reference to PreEA No. 3 to the Registration Statement filed on November 22, 1995.

(m)            Rule 12b-1 Plans.

   (1) Form of Rule 12b-1 Plan relating to Class A shares of Nvest Equity Income Fund is incorporated by reference to the Registration Statement.

   (2) Form of Rule 12b-1 Plan relating to Class B shares of Nvest Equity Income Fund is incorporated by reference to PEA No. 3 to the Registration Statement filed on June 10, 1997.

   (3) Form of Rule 12b-1 Plan relating to Class C shares of Nvest Equity Income Fund is incorporated by reference to PEA No. 3 to the Registration Statement filed on June 10, 1997.

   (4) Form of Rule 12b-1 Plan relating to Class A shares of Nvest Bullseye Fund is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997.

   (5) Form of Rule 12b-1 Plan relating to Class B shares of Nvest Bullseye Fund is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997.

   (6) Form of Rule 12b-1 Plan relating to Class C shares of Nvest Bullseye Fund is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997.

   (7) Form of Rule 12b-1 Plan relating to Class A shares of the Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, is incorporated by reference to exhibit (m)(7) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

   (8) Form of Rule 12b-1 Plan relating to Class B shares of the Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, is incorporated by reference to Exhibit (m)(8) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

   (9) Form of Rule 12b-1 Plan relating to Class C shares of the Registrant, on behalf of Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund, is incorporated by reference to Exhibit m(9) to PEA No. 6 to the Registration Statement filed on December 2, 1998.

(n)            Rule 18f-3 Plan

               Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, is incorporated by reference to PEA No. 4 to the Registration Statement filed on December 31, 1997

(p)            Code of Ethics


   (1)         Code of Ethics for Registrant is filed herewith.

   (2) Code of Ethics dated August 1999 as revised March 2000 for NFM and Nvest Funds Distributor, L.P. is filed herewith

   (3) Code of Ethics dated June 1995 as amended through March 21, 2000 for Jurika & Voyles, L.P. is filed herewith.

   (4) Code of Ethics dated April 1, 1999 for Vaughan, Nelson, Scarborough and McCullough, L.P. is filed herewith


Item 24.  Persons Controlled by or under Common Control with the Fund.

          None.

Item 25.  Indemnification.


          Under Article 4 of the Registrant's By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Artcile 4 of the Registrant's By-laws contained in the initial Registration Statement filed on August 23, 1995 as exhibit (b)(2) and is incorporated by reference.

          The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the "Agreements") contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Trust against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act "), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Nvest Companies, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.


Item 26.  Business and Other Connections of Investment Adviser

(a) NFM, a wholly-owned subsidiary of Nvest, L.P., serves as investment adviser to Nvest Bullseye Fund, Nvest Equity Income Fund, Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Fund. NFM was organized in 1995.


       The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of NFM during the past two years is incorporated herein by reference to schedules A and D of Form ADV filed by NFM pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act")(File No. 801-48408).


(b)(1) Vaughan, Nelson, Scarborough & McCullough, L.P., ("VNSM"), the subadviser to Nvest Equity Income Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.


       The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of VSNM during the past two years is incorporated herein by reference to schedules A and D of Form ADV filed by VNSM pursuant to the Advisers Act (File No. 801-51795).


  (2) Jurika & Voyles, L.P. ("Jurika & Voyles"), the subadviser to Nvest Bullseye Fund, provides investment advice to other registered investment companies and to organizations and individuals. Jurika & Voyles succeeded Jurika & Voyles, Inc. in January 1997.


       The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Jurika & Voyles during the past two years is incorporated herein by reference to schedules A and D of Form ADV filed by Jurika & Voyles pursuant to the Advisers Act (File No. 801-53366).



Item 27.  Principal Underwriter

(a)    Nvest Funds Distributor, L.P. also serves as principal underwriter for:

       Nvest Funds Trust I
       Nvest Funds Trust II
       Nvest Tax Exempt Money Market Trust
       Nvest Cash Management Trust
       Nvest Kobrick Investment Trust

(b) The general partner and officers of the Registrant's principal underwriter, Nvest Funds Distributor, L.P., and their addresses are as follows:

                                             Positions and Offices                Positions and Offices
                Name                       with Principal Underwriter                with Registrant
------------------------------------- ------------------------------------- -----------------------------------

Nvest Distribution Corp.              General Partner                       None

John T. Hailer                        President and Chief Executive         None
                                      Officer
John E. Pelletier                     Senior Vice President, General        Secretary and Clerk
                                      Counsel, Secretary and Clerk

Scott E. Wennerholm                   Senior Vice President, Treasurer,     None
                                      Chief Financial Officer,and Chief
                                      Operating Officer

Coleen D. Dinneen                     Vice President, Associate Counsel,    Assistant Secretary
                                      Assistant Secretary and Assistant
                                      Clerk

Kristin S. Vigneaux                   Vice President, Assistant Secretary   Assistant Secretary
                                      and Assistant Clerk

Beatriz Pina Smith                    Vice President and Assistant          None
                                      Treasurer
Christine Howe                        Controller                            None

Frank S. Maselli                      Senior Vice President                 None

Caren I. Leedom                       Senior Vice President                 None

Daniel Lynch                          Vice President                        None

Marla McDougall                       Vice President                        None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)      Not applicable.

Item 28.  Location of Accounts and Records

        The following companies maintain possession of the documents required by the specified rules:


        (a)  For all series of Registrant:

             (i)      Registrant
                      399 Boylston Street
                      Boston, MA  02116

             (ii)     State Street Bank and Trust Company
                      225 Franklin Street
                      Boston, Massachusetts 02110

             (iii)    Nvest Funds Management, L.P.
                      399 Boylston Street
                      Boston, MA 02116

             (iv)     Nvest Funds Distributor, L.P.
                      399 Boylston Street
                      Boston, Massachusetts 02116

        (b)  For Nvest Bullseye Fund only:
             Jurika & Voyles, L.P.
             Lake Merritt Plaza,
             1999 Harrison, Suite 700
             Oakland, CA 94612

        (c)  For Nvest Equity Income Fund only:
             Vaughan, Nelson, Scarborough & McCollough, L.P.
             600 Travis
             Suite 6300
             Houston, TX  77002


Item 29.  Management Services

          None.

Item 30.  Undertakings

(a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

(b) The Registrant hereby undertakes that, if requested to do so by holders of at least 10% of the Fund's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications between shareholders for such purpose as provided in Section 16(c) of the Investment Company Act of 1940.

                              NVEST FUNDS TRUST III
                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectivness of this Post-Effective Amendment No. 11 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 24th day of April, 2000.

                                            Nvest Funds Trust III

                                            By:  PETER S. VOSS*
                                                -------------------------
                                                Peter S. Voss
                                                Chief Executive Officer
                                           *By: /s/ John E. Pelletier
                                                -------------------------
                                                John E. Pelletier
                                                Attorney-In-Fact**


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                      Title                              Date
---------                      -----                              ----


PETER S. VOSS*
--------------------------     Chairman of the Board; Chief       April 24, 2000
Peter S. Voss                  Executive Officer; Trustee



/s/ Thomas P. Cunningham       Treasurer                          April 24, 2000
--------------------------
Thomas P. Cunningham



GRAHAM T. ALLISON, Jr.*        Trustee                            April 24, 2000
--------------------------
Graham T. Allison, Jr.



DANIEL M. CAIN*
--------------------------
Daniel M. Cain



KENNETH J. COWAN*              Trustee                            April 24, 2000
--------------------------
Kenneth J. Cowan



RICHARD DARMAN*                Trustee                            April 24, 2000
--------------------------
Richard Darman



SANDRA O. MOOSE*               Trustee                            April 24, 2000
--------------------------
Sandra O. Moose



JOHN A. SHANE*                 Trustee                            April 24, 2000
--------------------------
John A. Shane



PENDLETON P. WHITE*            Trustee                            April 24, 2000
--------------------------
Pendleton P. White



                                         *By: /s/ John E. Pelletier
                                              ---------------------------
                                              John E. Pelletier
                                              Attorney-In-Fact**
                                              April 24, 2000

**Powers of Attorney are incorporated by reference to PEA No. 7 to the Registration Statement filed on February 16, 1999.

                              Nvest Funds Trust III

                                  Exhibit Index

                        Exhibits for Item 23 of Form N-1A


EXHIBIT         EXHIBIT DESCRIPTION

(a)(1)          Agreement and Declaration of Trust dated August 22, 1995

(a)(2)          Amendment No. 1 to the Agreement and Declaration of Trust

(a)(3)          Amendment No. 2 to the Agreement and Declaration of Trust

(e)(1)          Distribution Agreement dated August 30, 1996 for Nvest Equity
                Income Fund

(e)(4)          Form of Dealer Agreement used by Nvest Funds Distributor, L.P.

(g)(2)          Letter Agreement dated March 16, 1998 to the Custody Contract

(g)(4)          Amendment dated February 28, 2000 to the Custody Contract

(h)(1)          Transfer Agency and Service Agreement dated November 1, 1999

(h)(2)          Administrative Services Agreement dated December 1, 1999

(h)(6)          Fee Waiver/Expense Reimbursement Undertaking dated May 1, 2000

(j)             Consent of PricewaterhouseCoopers LLP

(p)(1)          Code of Ethics of Registrant

(p)(2)          Code of Ethics of NFM and Nvest Funds Distributor, L.P.

(p)(3)          Code of Ethics of Jurika & Voyles, L.P.

(p)(4)          Code of Ethics of Vaughan, Nelson, Scarborough and
                McCullough, L.P.